UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2016 through July 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


        Pioneer Classic Balanced Fund

--------------------------------------------------------------------------------
        Annual Report | July 31, 2017
--------------------------------------------------------------------------------


        Ticker Symbols:

        Class A AOBLX
        Class C PCBCX
        Class K PCBKX
        Class R CBPRX
        Class Y AYBLX

        [LOGO]   Amundi Pioneer
                 ==============
               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          48

Notes to Financial Statements                                                 57

Report of Independent Registered Public Accounting Firm                       70

Additional Information                                                        71

Approval of New and Interim Management Agreements                             74

Trustees, Officers and Service Providers                                      82

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/17 1

President's Letter

We are very pleased to announce that on July 3, 2017, Amundi Asset Management, a large European asset manager, officially acquired Pioneer Investments and announced the completion of a merger which combined Pioneer Investment Management USA, Inc., in Boston and Amundi Smith Breeden in Durham, N.C., to form Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"). Amundi Smith Breeden, founded as Smith Breeden Associates in 1982, is a highly regarded relative-value credit investor managing an extensive range of fixed-income strategies tailored to the needs of institutional investors.

Our new brand, Amundi Pioneer, now signifies:

o Ownership by Amundi Asset Management ("Amundi"). Amundi is Europe's largest asset manager and among the world's top 10 asset managers, as measured by assets under management (AUM), with approximately
      $1.3 trillion AUM.

o     The significantly larger scale and resources of the combined firms.

o Amundi's desire to maintain the strong brand recognition of Pioneer in the U.S., which dates back to 1928.

We would like to stress to shareowners that all of the Pioneer mutual funds have retained their previous names. In addition, there have been no changes to the portfolio managers or the funds' investment strategies as a result of the merger. Amundi Pioneer's newly combined investment team works together as one unit, discussing investment ideas, participating in research meetings, and collaborating across the expanded organization.

We are looking forward to the opportunity to leverage the broad global resources of Amundi. In bringing together Pioneer and Amundi Smith Breeden, we have combined organizations that share similar investment philosophies and corporate cultures, and that value teamwork across a collegial, collaborative environment. We are very excited about our future, as we believe the greater scale and expanded global reach of the combined firm provides several opportunities to better meet the needs of today's investors by exploring new, innovative investment solutions and integrating the abundance of thought leadership resources at Amundi, while also maintaining our commitment to providing existing shareowners with outstanding service locally.

2 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

Since 1928, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe Amundi Pioneer's shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future as we move into a new and exciting era.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
July 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/17 3

Portfolio Management Discussion | 7/31/17

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments, your advisor, or the methods you use to communicate with us, as the investor contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

U.S. stocks delivered solid returns during the 12-month period ended July 31, 2017, while credit-sensitive fixed-income investments, including corporate bonds and asset-backed debt, also performed well. In the following interview, Walter Hunnewell, Jr., Charles Melchreit, and Brad Komenda discuss the factors that affected the performance of Pioneer Classic Balanced Fund during the 12-month period. Mr. Hunnewell, a vice president and portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Melchreit, Director of Investment Grade, a senior vice president, and a portfolio manager at Amundi Pioneer, and Mr. Komenda, a vice president and portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the 12-month period ended July 31, 2017?

A Pioneer Classic Balanced Fund's Class A shares returned 8.94% at net asset value during the 12-month period ended July 31, 2017, while the Fund's benchmarks, the Standard & Poor's 500 Index (the S&P 500) and the Bloomberg Barclays Government/Credit Bond Index (the Bloomberg Barclays Index), returned 16.03% and -0.79%, respectively. During the same period, the average return of the 548 mutual funds in Lipper's Mixed-Asset Target Allocation Moderate Funds category was 8.95%, and the average return of the 819 mutual funds in Morningstar's 50% to 70% Equity Allocation Funds category was 9.44%.

4 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

Q How would you describe the environment in the domestic equity and bond markets during the 12-month period ended July 31, 2017?

A Over most of the period, which began in August 2016, the capital markets were dominated by an increasing confidence in the breadth and depth of the global economic recovery, as well as the recovery in the United States. Earlier fears of a global recession, precipitated in large part by slumping energy prices in late 2015 and early 2016, were left far behind as waves of new economic data continued to suggest growing strength in economies throughout the world. Domestically, while the actual pace of economic growth tended to be restrained -- U.S. gross domestic product
      (GDP) came in at less than 2% in the first quarter of 2017, and reportedly increased at an annual rate of 2.6% in the second quarter -- the reports were good enough to persuade most market participants that general economic fundamentals were solid and improving. Confidence was further buttressed by unexpected strength in the European economy, which received a boost from easing of monetary policy by the European Central Bank (ECB). Meanwhile, the central government in China also eased monetary policy, and earlier concerns about the health of that nation's large economy began to recede. Emerging markets economies, too, gained in strength during the period, helped in part by recoveries in the prices of many raw materials.

      A key event during the period was the November 2016 victory of Republican Donald Trump in the U.S. presidential election as well as Republican success in maintaining control over both houses of the U.S. Congress. The election results appeared to trigger rallies in "risk assets," particularly stocks and lower-rated corporate bonds. Mr. Trump had campaigned on a platform of business-friendly policies such as lower corporate and individual tax rates and less regulation, not to mention increased government spending on infrastructure. With the Republicans in control of Congress and the White House, it seemed plausible that those proposals had a better chance of being enacted. While the first half of 2017 did not result in the passage of any pro-growth legislation, President Trump did take some executive actions that loosened regulations in some areas of the economy, and the markets, for the most part, remained positive and continued to bid up the prices of most economically sensitive asset classes.

      Finally, strengthening domestic economic fundamentals gave the Federal Reserve Board (the Fed) -- after several years of maintaining interest rates at near zero in the U.S. -- the confidence to gradually raise the influential (short-term) Federal funds rate in December 2016, and again in both March and June of 2017. The Fed had been careful to prepare the capital markets well in advance for the rate hikes, however, and so when the increases were officially announced, investors appeared to take them in stride.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/17 5

Q What were the principal factors driving the Fund's benchmark-relative performance during the 12-month period ended July 31, 2017?

A Among the Fund's equity investments, sector positioning was slightly positive for benchmark-relative performance, most notably the portfolio's underweights to utilities and telecommunication services, and an overweight to information technology. However, negative stock selection results more than offset the positives of sector allocation, with selection in the consumer staples, health care, and financials sectors detracting the most from benchmark-relative returns. The portfolio's equity investments did, however, produce a dividend yield* significantly greater than that of the S&P 500 during the period.

      Meanwhile, with regard to fixed-income investments, the portfolio's short-duration position benefited the Fund's benchmark-relative performance in a rising-rate environment. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The average duration of the Fund's fixed-income holdings was 5.3 years as of period end, well below the modified adjusted duration of the Bloomberg Barclays Index, which was 6.6 years.

      Within equities, selection results in the energy, industrials, and information technology sectors benefited the Fund's relative performance; although in energy, the principal positive factor was not owning shares of integrated energy giant ExxonMobil, which underperformed. In industrials, the top individual contributor in the portfolio -- and the second-largest contributor to the Fund's relative results overall -- was a position in diversified conglomerate Ingersoll-Rand. A leader in heating and ventilation systems, Ingersoll-Rand benefited over the period from heavy activity in both commercial and residential construction and renovation, and the company's own internal efficiency programs. Maintaining zero Fund exposure to shares of General Electric, which underperformed, also helped relative returns. In addition, a portfolio position in G&K Services, a uniform service business acquired at a premium price by Cintas during the Fund's fiscal year, aided benchmark-relative results. In information technology, major contributions to the Fund's benchmark-relative returns came from holdings such as Microsoft and Microchip Technology.

      Overall, the equity position that contributed the most to the Fund's benchmark-relative performance during the period was PNC Financial Services, a "super-regional" banking corporation that also operates a large asset management business. PNC benefited from market speculation that it had the potential to improve profits from lending due to rising interest rates.

*     Dividends are not guaranteed.

6 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

      Performance detractors among the Fund's equity positions during the period included pharmaceutical firm Pfizer, professional services company Nielsen, retailer Dollar General, chocolate-maker Hershey, cigarette/ tobacco company Altria, and CVS, the retail pharmacy chain/pharmacy benefits manager (PMB).

      A portfolio position in Pfizer was the single biggest detractor from the Fund's benchmark-relative performance during the period. While the company's recent results have been disappointing, the stock pays a healthy dividend and we continue to like Pfizer's longer-term prospects. We trimmed the Fund's Pfizer position, but still hold the stock in the portfolio. Nielsen continues to do well in its media audience-measuring business, but the company's market share/data-collection businesses have suffered from recent cutbacks in the market research budgets of consumer staples companies. As with Pfizer, we trimmed the Fund's Nielsen position.

      Hershey's stock underperformed during the period as speculation about a possible merger cooled, while market concerns that the increased consumer focus on healthy foods might crimp demand for chocolate also contributed to the company's disappointing showing. Shares of Altria, which is best known for its Marlboro brand, declined after the U.S. Food and Drug Administration announced in late July that it would seek to reduce nicotine levels in cigarettes. Despite their recent slumps, we have maintained portfolio positions in both Hershey and Altria. While CVS also struggled during the period, we remain optimistic that the company can win new PBM contracts. As for Dollar General, we eliminated the Fund's position after the stock suffered a significant decline from its July 2016 highs.

      As for asset allocation within fixed income, the Fund's benchmark-relative performance received a boost from our general avoidance of U.S. Treasuries, which underperformed during a period that saw rising market interest rates erode prices of higher-quality debt. At the end of the period, in fact, Treasuries represented more than 53% of the Bloomberg Barclays Government/Credit Bond Index (the Bloomberg Barclays Index), while the Fund's allocation to Treasuries stood at less than five percent. In addition, benchmark-relative returns benefited from the portfolio's very low exposure to debt with maturities in the two- to five-year range, and from overweights to insurance-linked securities as well as bonds issued by financials and industrial firms, especially energy-related issues.

      Another contributor to benchmark-relative performance within fixed income was our focus on holding credit-sensitive debt in the portfolio, such as U.S. corporate bonds, versus securities with interest-rate risk, such as Treasuries.


                       Pioneer Classic Balanced Fund | Annual Report | 7/31/17 7

Q Did the Fund invest in any derivative securities during the 12-month period ended July 31, 2017? If so, did the derivatives have an effect on the Fund's benchmark-relative performance?

A As part of our strategy to keep the duration of the Fund's fixed-income investments shorter than that of the Bloomberg Barclays Index, we invested in Treasury futures contracts during the 12-month period. The futures helped performance, as the Fund's short-duration position was a key contributor to relative returns.

Q Did the Fund's yield, or distributions to shareholders, change during the 12-month period ended July 31, 2017?

A The Fund's quarterly distribution was increased in December 2016, and remained relatively consistent throughout the full fiscal year. Higher market interest rates helped support the income generated from the portfolio's bond investments. Even though we continued to emphasize equities over fixed-income investments during the 12 months -- with a consistent allocation of roughly 63% of the Fund's total investment portfolio held in equities -- our strategy to focus on investing in stocks of companies with solid dividend streams was helpful. At the end of the Fund's fiscal year, for example, the gross dividend yield on the Fund's equity investments was 2.6%.

      In addition to quarterly dividends, the Fund also paid a four-cent-per-share capital gain distribution to shareholders at the end of 2016. The distribution was the result of realized price gains from the Fund's portfolio of investments.

Q     What is your investment outlook?

A We think the U.S. economy has demonstrated its stability and that it may continue to show strength and improve over the remainder of 2017. As we noted earlier, the most recent government report on GDP showed a 2.6% annual growth rate for the second calendar quarter of the year, and we are forecasting that U.S. GDP growth will remain in the 2% to 2.5% range, with the potential to surprise on the upside. We believe the continued strength of domestic labor markets could sustain continued, stable growth. Moreover, encouraging trends in Europe, the emerging markets, and China can only help the overall global economy.

      The past few months have been favorable for riskier assets, both in the fixed-income and equity markets.

8 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

      We think continued stability of the economic situation remains a favorable factor in the fundamentals of credit-sensitive assets in the fixed-income market. However, we are concerned that the valuations of riskier assets are not as compelling as they were a year ago. Credit spreads are close to the very narrow levels we saw during the pre-financial-crisis period, and the spreads between yields of higher-quality and lower-quality debt issuers have compressed and now offer little compensation for excessive risk-taking. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) As a consequence, while we maintain an overall emphasis on the credit sectors within the portfolio, we have begun placing greater emphasis on owning higher-quality fixed-income securities.

      As for individual sectors, we believe bonds issued by utility companies are starting to look more attractive. We also remain cautious in taking on interest-rate risk. While we have increased the portfolio's duration, it remains shorter than that of the Bloomberg Barclays Index. The Fund is overweight in 30-year debt, but concentrated in Treasury Inflation Protected Securities (TIPS). The Fund remains significantly underweight to fixed-rate Treasuries, with a greater emphasis on mortgage-backed securities, which look much more attractive.

      In the equity market, current stock prices tend to be on the high side. The price/earnings (P/E) ratios of the S&P 500 Index companies, for example, currently are higher than longer-term historical averages. As a result, we have become more selective with the Fund's equity investments, paying particular attention to valuations and seeking to own shares of companies with good prospects, but more reasonable stock prices. While the portfolio's position-weighted average P/E ratio is in line with that of the S&P 500, we count as some of the Fund's largest equity positions such higher-valuation companies as Microsoft, Alphabet (parent of Google), Home Depot, Raytheon, and Zoetis. Meanwhile, we have avoided other high-P/E stocks that are part of the S&P 500.

      Among equity sectors, we continue to find information technology stocks generally attractive, as semiconductors are becoming imbedded in more and more of the products we use in everyday life. We also favor some stocks in the materials sector, and the Fund holds some commodity-linked stocks that we believe could benefit from higher inflation. At the same time, we also like some specialty chemical companies. Finally, in financials, we see more potential in the shares of banks and other institutions that may benefit from rising interest rates.

                       Pioneer Classic Balanced Fund | Annual Report | 7/31/17 9

Please refer to the Schedule of Investments on pages 20-47 for a full listing of Fund Securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. Government.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

Portfolio Summary | 7/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                         58.2%
U.S. Government Securities                                 14.7%
U.S. Corporate Bonds                                       11.2%
International Corporate Bonds                               4.2%
International Common Stocks                                 2.6%
Depositary Receipts for International Stocks                2.6%
Collateralized Mortgage Obligations                         2.3%
Municipal Bonds                                             1.3%
Asset Backed Securities                                     0.8%
Foreign Government Bonds                                    0.8%
Senior Secured Loans                                        0.5%
Convertible Preferred Stocks                                0.5%
Closed-End Fund                                             0.3%

* Includes investments in insurance-linked securities totaling 1.1% of total investment portfolio.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

Financials                                                 21.3%
Information Technology                                     17.3%
Government                                                 14.0%
Health Care                                                10.6%
Consumer Discretionary                                      8.6%
Industrials                                                 6.7%
Energy                                                      6.5%
Consumer Staples                                            5.1%
Materials                                                   3.6%
Real Estate                                                 3.1%
Utilities                                                   2.0%
Telecommunication Services                                  1.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1. Microsoft Corp.                                        3.33%
----------------------------------------------------------------
 2. Alphabet, Inc. (Class A)                               2.90
----------------------------------------------------------------
 3. Apple, Inc.                                            2.76
----------------------------------------------------------------
 4. The Home Depot, Inc.                                   2.08
----------------------------------------------------------------
 5. JPMorgan Chase & Co.                                   1.97
----------------------------------------------------------------
 6. Altria Group, Inc.                                     1.85
----------------------------------------------------------------
 7. The PNC Financial Services Group, Inc.                 1.80
----------------------------------------------------------------
 8. Pfizer, Inc.                                           1.77
----------------------------------------------------------------
 9. Raytheon Co.                                           1.75
----------------------------------------------------------------
10. Cisco Systems, Inc.                                    1.72
----------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 11

Prices and Distributions | 7/31/17

--------------------------------------------------------------------------------
Net Asset Value per Share
--------------------------------------------------------------------------------

       Class                            7/31/17                        7/31/16
--------------------------------------------------------------------------------
         A                               $9.65                          $9.07
--------------------------------------------------------------------------------
         C                               $9.58                          $9.00
--------------------------------------------------------------------------------
         K                               $9.65                          $9.06
--------------------------------------------------------------------------------
         R                               $9.64                          $9.06
--------------------------------------------------------------------------------
         Y                               $9.71                          $9.11
--------------------------------------------------------------------------------

Distributions per Share: 8/1/16-7/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment          Short-Term             Long-Term
       Class            Income              Capital Gains          Capital Gains
         A              $0.1744                  $ --                 $0.0431
--------------------------------------------------------------------------------
         C              $0.0973                  $ --                 $0.0431
--------------------------------------------------------------------------------
         K              $0.2008                  $ --                 $0.0431
--------------------------------------------------------------------------------
         R              $0.1598                  $ --                 $0.0431
--------------------------------------------------------------------------------
         Y              $0.1866                  $ --                 $0.0431
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. The Bloomberg Barclays U.S. Government/ Credit Bond Index is unmanaged, and measures the performance of debt obligations of the U.S. government agencies and investment-grade domestic corporate debt. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-17.


12 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

Performance Update | 7/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Classic Balanced Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                                   Bloomberg
                                                   Barclays
                                                   U.S. Govern-
                    Net           Public           ment/                Standard
                    Asset         Offering         Credit               & Poor's
                    Value         Price            Bond                 500
Period              (NAV)         (POP)            Index                Index
--------------------------------------------------------------------------------
10 years            5.93%          5.45%            4.51%                7.73%
5 years             8.98           7.99             2.04                14.77
1 year              8.94           4.01            -0.79                16.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
               Gross       Net
--------------------------------------------------------------------------------
               1.30%       1.24%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                          Bloomberg Barclays U.S.
                     Pioneer Classic      Government/Credit
                     Balanced Fund        Bond Index               S&P 500 Index
7/07                 $ 9,550              $10,000                  $10,000
7/08                 $ 8,831              $10,618                  $ 8,891
7/09                 $ 8,394              $11,376                  $ 7,117
7/10                 $ 9,239              $12,393                  $ 8,103
7/11                 $10,631              $12,954                  $ 9,694
7/12                 $11,057              $14,048                  $10,577
7/13                 $12,739              $13,768                  $13,220
7/14                 $14,476              $14,308                  $15,457
7/15                 $15,464              $14,673                  $17,187
7/16                 $15,600              $15,667                  $18,150
7/17                 $16,994              $15,543                  $21,059


Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of the maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 13

Performance Update | 7/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                                   Bloomberg
                                                   Barclays
                                                   U.S. Govern-
                                                   ment/                Standard
                                                   Credit               & Poor's
                 If             If Re-             Bond                 500
Period           Held           deemed             Index                Index
--------------------------------------------------------------------------------
10 years         5.06%          5.06%               4.51%                7.73%
5 years          8.13           8.13                2.04                14.77
1 year           8.10           8.10               -0.79                16.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
        Gross
--------------------------------------------------------------------------------
        2.01%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                          Bloomberg Barclays U.S.
                    Pioneer Classic       Government/Credit
                    Balanced Fund         Bond Index               S&P 500 Index
7/07                $10,000               $10,000                  $10,000
7/08                $ 9,160               $10,618                  $ 8,891
7/09                $ 8,629               $11,376                  $ 7,117
7/10                $ 9,426               $12,393                  $ 8,103
7/11                $10,744               $12,954                  $ 9,694
7/12                $11,079               $14,048                  $10,577
7/13                $12,669               $13,768                  $13,220
7/14                $14,266               $14,308                  $15,457
7/15                $15,142               $14,673                  $17,187
7/16                $15,147               $15,667                  $18,150
7/17                $16,374               $15,543                  $21,059

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

Performance Update | 7/31/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                      Bloomberg
                                      Barclays
                                      U.S. Govern-
                    Net               ment/                    Standard
                    Asset             Credit                   & Poor's
                    Value             Bond                     500
Period              (NAV)             Index                    Index
--------------------------------------------------------------------------------
10 years            5.97%              4.51%                    7.73%
5 years             9.06               2.04                    14.77
1 year              9.36              -0.79                    16.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
              Gross      Net
--------------------------------------------------------------------------------
              1.06%      0.98%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                          Bloomberg Barclays U.S.
                    Pioneer Classic       Government/Credit
                    Balanced Fund         Bond Index               S&P 500 Index
7/07                $5,000,000            $5,000,000               $ 5,000,000
7/08                $4,623,937            $5,308,975               $ 4,445,459
7/09                $4,394,936            $5,687,959               $ 3,558,625
7/10                $4,837,740            $6,196,675               $ 4,051,256
7/11                $5,566,681            $6,477,041               $ 4,847,247
7/12                $5,789,674            $7,024,017               $ 5,288,621
7/13                $6,670,492            $6,883,867               $ 6,609,842
7/14                $7,579,668            $7,154,216               $ 7,728,334
7/15                $8,097,079            $7,336,262               $ 8,593,519
7/16                $8,167,478            $7,833,328               $ 9,075,127
7/17                $8,932,311            $7,771,532               $10,529,706

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 1, 2015, would have been higher than the performance shown. For the period beginning December 1, 2015, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class K shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 15

Performance Update | 7/31/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                              Bloomberg
                                              Barclays
                                              U.S. Govern-
                          Net                 ment/                    Standard
                          Asset               Credit                   & Poor's
                          Value               Bond                     500
Period                    (NAV)               Index                    Index
--------------------------------------------------------------------------------
10 years                  5.90%                4.51%                    7.73%
5 years                   8.90                 2.04                    14.77
1 year                    8.78                -0.79                    16.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
              Gross      Net
--------------------------------------------------------------------------------
              1.61%      1.38%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                          Bloomberg Barclays U.S.
                    Pioneer Classic       Government/Credit
                    Balanced Fund         Bond Index               S&P 500 Index
7/07                $10,000               $10,000                  $10,000
7/08                $ 9,248               $10,618                  $ 8,891
7/09                $ 8,790               $11,376                  $ 7,117
7/10                $ 9,675               $12,393                  $ 8,103
7/11                $11,133               $12,954                  $ 9,694
7/12                $11,579               $14,048                  $10,577
7/13                $13,341               $13,768                  $13,220
7/14                $15,159               $14,308                  $15,457
7/15                $16,194               $14,673                  $17,187
7/16                $16,302               $15,667                  $18,150
7/17                $17,733               $15,543                  $21,059

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

Performance Update | 7/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Classic Balanced Fund during the periods shown, compared to that of the Standard & Poor's 500 Index and Bloomberg Barclays U.S. Government/Credit Bond Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                            Bloomberg
                                            Barclays
                                            U.S. Govern-
                          Net               ment/                  Standard
                          Asset             Credit                 & Poor's
                          Value             Bond                   500
Period                    (NAV)             Index                  Index
--------------------------------------------------------------------------------
10 years                  6.24%              4.51%                  7.73%
5 years                   9.25               2.04                  14.77
1 year                    9.26              -0.79                  16.03
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2016)
--------------------------------------------------------------------------------
        Gross
--------------------------------------------------------------------------------
        1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                          Bloomberg Barclays U.S.
                    Pioneer Classic       Government/Credit
                    Balanced Fund         Bond Index               S&P 500 Index
7/07                $5,000,000            $5,000,000               $ 5,000,000
7/08                $4,637,652            $5,308,975               $ 4,445,459
7/09                $4,423,247            $5,687,959               $ 3,558,625
7/10                $4,891,246            $6,196,675               $ 4,051,256
7/11                $5,639,377            $6,477,041               $ 4,847,247
7/12                $5,887,661            $7,024,017               $ 5,288,621
7/13                $6,812,813            $6,883,867               $ 6,609,842
7/14                $7,751,081            $7,154,216               $ 7,728,334
7/15                $8,307,136            $7,336,262               $ 8,593,519
7/16                $8,386,121            $7,833,328               $ 9,075,127
7/17                $9,162,485            $7,771,532               $10,529,706

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2017 through July 31, 2017.

--------------------------------------------------------------------------------
Share Class                A           C           K           R           Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 2/1/17
--------------------------------------------------------------------------------
Ending Account         $1,056.64   $1,052.58   $1,058.87   $1,055.60   $1,058.52
Value (after expenses)
on 7/31/17
--------------------------------------------------------------------------------
Expenses Paid              $5.92       $9.72       $4.34       $6.63       $4.85
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.91%, 0.85%, 1.30% and 0.95% for Class A, Class C, Class K, Class R and Class Y Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period)

18 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2017 through July 31, 2017.

--------------------------------------------------------------------------------
Share Class                A           C           K           R           Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 2/1/17
--------------------------------------------------------------------------------
Ending Account         $1,019.04   $1,015.32   $1,020.58   $1,018.35   $1,020.08
Value (after expenses)
on 7/31/17
--------------------------------------------------------------------------------
Expenses Paid              $5.81       $9.54       $4.26       $6.51       $4.76
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.16%, 1.91%, 0.85%, 1.30% and 0.95% for Class A, Class C, Class K, Class R and Class Y Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period)


                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 19

Schedule of Investments | 7/31/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            CONVERTIBLE PREFERRED STOCKS -- 0.5%
                            BANKS -- 0.5%
                            Diversified Banks -- 0.5%
        455                 Bank of America Corp., 7.25% (Perpetual)                  $      590,590
        700                 Wells Fargo & Co., 7.5% (Perpetual)                              929,250
                                                                                      --------------
                                                                                      $    1,519,840
                                                                                      --------------
                            Total Banks                                               $    1,519,840
----------------------------------------------------------------------------------------------------
                            TOTAL CONVERTIBLE PREFERRED STOCKS
                            (Cost $1,305,067)                                         $    1,519,840
----------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------
                            COMMON STOCKS -- 63.5%
                            ENERGY -- 4.2%
                            Integrated Oil & Gas -- 1.8%
     38,711                 Chevron Corp.                                             $    4,226,854
     18,381                 Occidental Petroleum Corp.                                     1,138,335
                                                                                      --------------
                                                                                      $    5,365,189
----------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.5%
     14,922                 EOG Resources, Inc.                                       $    1,419,679
----------------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 0.4%
     14,943                 Phillips 66                                               $    1,251,476
----------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 1.5%
     44,117                 Enbridge, Inc.                                            $    1,829,091
     53,351                 Targa Resources Corp.                                          2,476,020
                                                                                      --------------
                                                                                      $    4,305,111
                                                                                      --------------
                            Total Energy                                              $   12,341,455
----------------------------------------------------------------------------------------------------
                            MATERIALS -- 3.1%
                            Fertilizers & Agricultural Chemicals -- 0.3%
     30,037                 CF Industries Holdings, Inc.                              $      881,586
----------------------------------------------------------------------------------------------------
                            Specialty Chemicals -- 1.7%
      9,922                 Ecolab, Inc.                                              $    1,306,430
     17,667                 HB Fuller Co.                                                    910,204
      8,087                 The Sherwin-Williams Co.                                       2,727,502
                                                                                      --------------
                                                                                      $    4,944,136
----------------------------------------------------------------------------------------------------
                            Paper Packaging -- 0.2%
     13,968                 Sealed Air Corp.                                          $      607,748
----------------------------------------------------------------------------------------------------
                            Diversified Metals & Mining -- 0.6%
     41,887                 BHP Billiton, Ltd. (A.D.R.)                               $    1,745,012
----------------------------------------------------------------------------------------------------
                            Steel -- 0.3%
     14,387                 Nucor Corp.                                               $      829,698
                                                                                      --------------
                            Total Materials                                           $    9,008,180
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------
Shares                                                                                Value
----------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 3.9%
                            Aerospace & Defense -- 1.7%
    29,572                  Raytheon Co.                                              $    5,079,582
----------------------------------------------------------------------------------------------------
                            Building Products -- 0.9%
    72,370                  Masco Corp.                                               $    2,759,468
----------------------------------------------------------------------------------------------------
                            Industrial Conglomerates -- 0.8%
     2,062                  Carlisle Companies, Inc.                                  $      201,231
    15,018                  Honeywell International, Inc.                                  2,044,250
                                                                                      --------------
                                                                                      $    2,245,481
----------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 0.5%
     8,722                  Snap-on, Inc.                                             $    1,344,932
                                                                                      --------------
                            Total Capital Goods                                       $   11,429,463
----------------------------------------------------------------------------------------------------
                            COMMERCIAL SERVICES & SUPPLIES -- 1.4%
                            Diversified Support Services -- 1.0%
    68,657                  KAR Auction Services, Inc.                                $    2,886,340
----------------------------------------------------------------------------------------------------
                            Human Resource & Employment Services -- 0.3%
    14,668                  Randstad Holding NV                                       $      884,655
----------------------------------------------------------------------------------------------------
                            Research & Consulting Services -- 0.1%
     4,791                  Nielsen Holdings Plc                                      $      206,061
                                                                                      --------------
                            Total Commercial Services & Supplies                      $    3,977,056
----------------------------------------------------------------------------------------------------
                            AUTOMOBILES & COMPONENTS -- 0.4%
                            Auto Parts & Equipment -- 0.4%
    25,315                  BorgWarner, Inc.                                          $    1,183,223
                                                                                      --------------
                            Total Automobiles & Components                            $    1,183,223
----------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 2.0%
                            Leisure Facilities -- 0.8%
    32,417                  Cedar Fair LP                                             $    2,251,036
----------------------------------------------------------------------------------------------------
                            Restaurants -- 1.2%
    23,319                  McDonald's Corp.                                          $    3,617,710
                                                                                      --------------
                            Total Consumer Services                                   $    5,868,746
----------------------------------------------------------------------------------------------------
                            MEDIA -- 2.3%
                            Broadcasting -- 0.6%
    24,202                  CBS Corp.                                                 $    1,593,218
----------------------------------------------------------------------------------------------------
                            Cable & Satellite -- 1.3%
    96,140                  Comcast Corp.                                             $    3,888,863
----------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 0.4%
    58,610                  Regal Entertainment Group                                 $    1,114,762
                                                                                      --------------
                            Total Media                                               $    6,596,843
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 21

----------------------------------------------------------------------------------------------------
Shares                                                                                Value
----------------------------------------------------------------------------------------------------
                            RETAILING -- 2.1%
                            Home Improvement Retail -- 2.1%
     40,525                 The Home Depot, Inc.                                      $    6,062,540
                                                                                      --------------
                            Total Retailing                                           $    6,062,540
----------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 0.6%
                            Drug Retail -- 0.6%
     21,280                 CVS Health Corp.                                          $    1,700,910
                                                                                      --------------
                            Total Food & Staples Retailing                            $    1,700,910
----------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 3.7%
                            Packaged Foods & Meats -- 1.9%
     10,214                 McCormick & Co., Inc.                                     $      973,394
     42,680                 The Hershey Co.                                                4,494,631
                                                                                      --------------
                                                                                      $    5,468,025
----------------------------------------------------------------------------------------------------
                            Tobacco -- 1.8%
     82,629                 Altria Group, Inc.                                        $    5,368,406
                                                                                      --------------
                            Total Food, Beverage & Tobacco                            $   10,836,431
----------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 2.0%
                            Health Care Equipment -- 0.7%
     25,411                 Medtronic PLC                                             $    2,133,762
----------------------------------------------------------------------------------------------------
                            Health Care Supplies -- 0.6%
      6,805                 The Cooper Companies, Inc.                                $    1,659,535
----------------------------------------------------------------------------------------------------
                            Managed Health Care -- 0.7%
     26,716                 Centene Corp.*                                            $    2,121,785
                                                                                      --------------
                            Total Health Care Equipment & Services                    $    5,915,082
----------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 7.5%
                            Biotechnology -- 2.7%
     24,260                 Celgene Corp.*                                            $    3,285,047
     60,124                 Gilead Sciences, Inc.*                                         4,574,835
                                                                                      --------------
                                                                                      $    7,859,882
----------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 4.8%
     54,602                 AstraZeneca Plc (A.D.R.)                                  $    1,647,888
     57,802                 GlaxoSmithKline Plc (A.D.R.)                                   2,342,137
    155,284                 Pfizer, Inc.                                                   5,149,217
     76,792                 Zoetis, Inc.                                                   4,801,036
                                                                                      --------------
                                                                                      $   13,940,278
                                                                                      --------------
                            Total Pharmaceuticals, Biotechnology &
                            Life Sciences                                             $   21,800,160
----------------------------------------------------------------------------------------------------
                            BANKS -- 3.8%
                            Diversified Banks -- 2.0%
     62,278                 JPMorgan Chase & Co.                                      $    5,717,120
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------
Shares                                                                                Value
----------------------------------------------------------------------------------------------------
                            Regional Banks -- 1.8%
    40,740                  The PNC Financial Services Group, Inc.                    $    5,247,312
                                                                                      --------------
                            Total Banks                                               $   10,964,432
----------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 5.9%
                            Consumer Finance -- 0.2%
    16,813                  Synchrony Financial                                       $      509,770
----------------------------------------------------------------------------------------------------
                            Asset Management & Custody Banks -- 3.6%
    10,644                  Affiliated Managers Group, Inc.*                          $    1,977,975
   155,903                  Ares Capital Corp.                                             2,555,250
     5,935                  BlackRock, Inc.                                                2,531,456
    45,746                  Golub Capital BDC, Inc.                                          894,792
    14,898                  T. Rowe Price Group, Inc.                                      1,232,363
    74,582                  TCP Capital Corp.                                              1,240,299
                                                                                      --------------
                                                                                      $   10,432,135
----------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 0.8%
    54,887                  The Charles Schwab Corp.                                  $    2,354,652
----------------------------------------------------------------------------------------------------
                            Financial Exchanges & Data -- 1.3%
    32,547                  CME Group, Inc.                                           $    3,990,913
                                                                                      --------------
                            Total Diversified Financials                              $   17,287,470
----------------------------------------------------------------------------------------------------
                            INSURANCE -- 1.1%
                            Insurance Brokers -- 0.4%
    16,324                  Marsh & McLennan Companies, Inc.                          $    1,272,782
----------------------------------------------------------------------------------------------------
                            Life & Health Insurance -- 0.7%
    51,972                  Sun Life Financial, Inc.                                  $    1,992,087
                                                                                      --------------
                            Total Insurance                                           $    3,264,869
----------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 8.4%
                            Internet Software & Services -- 4.5%
     8,917                  Alphabet, Inc. (Class A)                                  $    8,431,024
       386                  Alphabet, Inc. (Class C)                                         359,173
   115,088                  eBay, Inc.*                                                    4,112,094
                                                                                      --------------
                                                                                      $   12,902,291
----------------------------------------------------------------------------------------------------
                            IT Consulting & Other Services -- 0.6%
    13,831                  Accenture Plc                                             $    1,781,709
----------------------------------------------------------------------------------------------------
                            Systems Software -- 3.3%
   133,411                  Microsoft Corp.                                           $    9,698,977
                                                                                      --------------
                            Total Software & Services                                 $   24,382,977
----------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 5.5%
                            Communications Equipment -- 1.7%
   158,757                  Cisco Systems, Inc.                                       $    4,992,908
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 23

----------------------------------------------------------------------------------------------------
Shares                                                                                Value
----------------------------------------------------------------------------------------------------
                            Computer Storage & Peripherals -- 2.8%
     54,079                 Apple, Inc.                                               $    8,043,170
----------------------------------------------------------------------------------------------------
                            Technology Hardware, Storage & Peripherals -- 0.6%
     81,341                 HP, Inc.                                                  $    1,553,613
----------------------------------------------------------------------------------------------------
                            Electronic Manufacturing Services -- 0.4%
     15,705                 TE Connectivity, Ltd.                                     $    1,262,525
                                                                                      --------------
                            Total Technology Hardware & Equipment                     $   15,852,216
----------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 2.8%
                            Semiconductor Equipment -- 0.5%
      9,094                 Lam Research Corp.*                                       $    1,450,129
----------------------------------------------------------------------------------------------------
                            Semiconductors -- 2.3%
     37,944                 Microchip Technology, Inc.                                $    3,037,038
     62,049                 Micron Technology, Inc.*                                       1,744,818
     50,806                 Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)          1,826,984
                                                                                      --------------
                                                                                      $    6,608,840
                                                                                      --------------
                            Total Semiconductors & Semiconductor Equipment            $    8,058,969
----------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.3%
                            Integrated Telecommunication Services -- 0.3%
     43,553                 CenturyLink, Inc.                                         $    1,013,478
                                                                                      --------------
                            Total Telecommunication Services                          $    1,013,478
----------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 2.5%
                            Specialized REIT -- 2.5%
     20,430                 Crown Castle International Corp.                          $    2,054,849
      2,931                 Equinix, Inc.                                                  1,321,090
     59,318                 Iron Mountain Inc.                                             2,160,955
     23,381                 Lamar Advertising Company                                      1,649,997
                                                                                      --------------
                                                                                      $    7,186,891
                                                                                      --------------
                            Total Real Estate                                         $    7,186,891
----------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCKS
                            (Cost $145,850,654)                                       $  184,731,391
----------------------------------------------------------------------------------------------------
Principal    Floating
Amount ($)   Rate (b)
----------------------------------------------------------------------------------------------------
                            ASSET BACKED SECURITIES -- 0.9%
                            BANKS -- 0.8%
                            Thrifts & Mortgage Finance -- 0.8%
    250,000                 Ascentium Equipment Receivables 2015-1 LLC,
                            3.24%, 1/10/22 (144A)                                     $      251,332
     29,144     1.97        Bayview Financial Mortgage Pass-Through Trust 2005-C,
                            Floating Rate Note, 6/28/44                                       29,082
    150,000                 California Republic Auto Receivables Trust 2014-3,
                            3.61%, 6/15/21                                                   150,820

The accompanying notes are an integral part of these financial statements.

24 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    249,755                 CRG Issuer 2015-1, 4.07%, 7/11/22 (144A)                   $     249,131
     59,574                 FNA 2015-1 Trust, 3.24%, 12/10/23 (144A)                          59,296
      3,101                 GO Financial Auto Securitization Trust 2015-2,
                            3.27%, 11/15/18 (144A)                                             3,101
    189,803                 Nations Equipment Finance Funding II LLC,
                            3.276%, 1/22/19 (144A)                                           189,867
    350,000                 Navitas Equipment Receivables LLC 2015-1,
                            4.5%, 6/17/19 (144A)                                             354,472
    265,000      2.81       NovaStar Mortgage Funding Trust Series 2004-3,
                            Floating Rate Note, 12/25/34                                     257,364
    147,240                 STORE Master Funding LLC, 5.77%, 8/20/42 (144A)                  152,923
    274,115                 SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)                271,648
    123,718      3.00       Towd Point Mortgage Trust 2015-1 REMICS, Floating
                            Rate Note, 10/25/53 (144A)                                       125,308
     15,863                 VOLT XIX LLC, 3.875%, 4/26/55 (Step) (144A)                       15,868
    219,177                 Westgate Resorts 2016-1 LLC, 4.5%, 12/20/28 (144A)               221,818
                                                                                       -------------
                                                                                       $   2,332,030
                                                                                       -------------
                            Total Banks                                                $   2,332,030
----------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.1%
                            Other Diversified Financial Services -- 0.1%
    250,000                 American Credit Acceptance Receivables Trust
                            2014-2, 4.96%, 5/10/21 (144A)                              $     250,147
                                                                                       -------------
                            Total Diversified Financials                               $     250,147
----------------------------------------------------------------------------------------------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $2,580,976)                                          $   2,582,177
----------------------------------------------------------------------------------------------------
                            COLLATERALIZED MORTGAGE
                            OBLIGATIONS -- 2.4%
                            BANKS -- 1.7%
                            Thrifts & Mortgage Finance -- 1.7%
    330,000      3.43       BAMLL Commercial Mortgage Securities Trust 2014-FL1,
                            Floating Rate Note, 12/17/31 (144A)                        $     330,828
    500,000      4.80       Citigroup Commercial Mortgage Trust 2014-GC19
                            REMICS, Floating Rate Note, 3/10/47                              535,090
    300,000                 Citigroup Commercial Mortgage Trust 2014-GC25
                            REMICS, 3.371%, 10/11/47                                         312,882
    168,000                 COMM 2012-CCRE4 Mortgage Trust, 2.436%, 10/17/45                 169,752
     48,278                 Credit Suisse First Boston Mortgage Securities
                            Corp., 4.877%, 4/15/37                                            47,567
    420,000      3.38       GAHR Commercial Mortgage Trust 2015-NRF, Floating
                            Rate Note, 12/15/34 (144A)                                       427,639
     45,120                 Global Mortgage Securitization, Ltd., 5.25%,
                            4/25/32 (144A)                                                    44,330
    500,000                 JP Morgan Chase Commercial Mortgage Securities
                            Trust 2012-LC9, 2.84%, 12/15/47                                  508,426

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 25

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            Thrifts & Mortgage Finance -- (continued)
    727,301      3.00       JP Morgan Mortgage Trust 2014-2, Floating Rate
                            Note, 6/25/29 (144A)                                       $     735,625
    619,689      4.00       New Residential Mortgage Loan Trust 2017-2, Floating
                            Rate Note, 3/25/57 (144A)                                        647,962
     46,800      2.25       Sequoia Mortgage Trust 2013-8, Floating Rate
                            Note, 6/25/43                                                     45,261
    668,505      3.00       Sequoia Mortgage Trust 2013-8, Floating Rate
                            Note, 6/25/43                                                    661,306
    256,932      3.00       Sequoia Mortgage Trust 2015-4, Floating
                            Rate Note, 11/25/30 (144A)                                       259,792
    216,537      3.66       Velocity Commercial Capital Loan Trust 2015-1,
                            Floating Rate Note, 6/25/45 (144A)                               218,001
                                                                                       -------------
                                                                                       $   4,944,461
                                                                                       -------------
                            Total Banks                                                $   4,944,461
----------------------------------------------------------------------------------------------------
                            GOVERNMENT -- 0.7%
                            Government -- 0.7%
     55,179      3.23       Fannie Mae Connecticut Avenue Securities, Floating
                            Rate Note, 10/25/23                                        $      55,782
    112,856                 Fannie Mae, Series 2011-25 Class KA, 3.0%, 1/25/24               113,972
    781,473                 Federal Home Loan Mortgage Corp. REMICS,
                            3.5%, 11/15/25                                                   824,077
     88,141      1.88       Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 2/15/24                                                90,070
     50,906      1.63       Federal Home Loan Mortgage Corp. REMICS, Floating
                            Rate Note, 5/15/41                                                51,044
     20,858                 Federal Home Loan Mortgage Corp., 3.0%, 10/15/38                  21,098
     47,157      1.54       Federal National Mortgage Association REMICS, Floating
                            Rate Note, 11/25/36                                               47,045
     66,265      1.52       Federal National Mortgage Association REMICS, Floating
                            Rate Note, 4/25/36                                                66,274
    169,517      1.67       Federal National Mortgage Association REMICS, Floating
                            Rate Note, 7/25/41                                               169,821
     26,933      1.77       Federal National Mortgage Association REMICS, Floating
                            Rate Note, 9/25/37                                                27,131
     87,253                 Freddie Mac, 2.5%, 8/15/25                                        87,826
    100,873                 Freddie Mac, 3.5%, 10/15/28                                      101,311
     65,383                 Freddie Mac, Series 3227 Class PR, 5.5%, 9/15/35                  65,608
    109,000      3.81       FREMF Mortgage Trust Class B, Floating Rate Note,
                            6/25/47 (144A)                                                   111,765
  1,870,014      0.80       Government National Mortgage Association, Floating
                            Rate Note, 10/16/58 (i)                                          156,812

The accompanying notes are an integral part of these financial statements.

26 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            Government -- (continued)
     34,623      1.71       Government National Mortgage Association, Floating
                            Rate Note, 11/20/30                                        $      34,866
                                                                                       -------------
                                                                                       $   2,024,502
                                                                                       -------------
                            Total Government                                           $   2,024,502
----------------------------------------------------------------------------------------------------
                            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                            (Cost $6,939,840)                                          $   6,968,963
----------------------------------------------------------------------------------------------------
                            CORPORATE BONDS -- 15.5%
                            ENERGY -- 2.3%
                            Oil & Gas Drilling -- 0.1%
    100,000                 Rowan Companies, Inc., 4.75%, 1/15/24                      $      85,500
     51,000                 Rowan Companies, Inc., 5.85%, 1/15/44                             38,881
                                                                                       -------------
                                                                                       $     124,381
----------------------------------------------------------------------------------------------------
                            Integrated Oil & Gas -- 0.2%
    170,000                 BP Capital Markets Plc, 3.062%, 3/17/22                    $     174,877
    185,000                 Petroleos Mexicanos, 3.5%, 1/30/23                               181,300
     70,000                 Petroleos Mexicanos, 6.5%, 3/13/27 (144A)                         77,070
    250,000                 Sinopec Group Overseas Development 2014, Ltd.,
                            4.375%, 4/10/24 (144A)                                           266,875
                                                                                       -------------
                                                                                       $     700,122
----------------------------------------------------------------------------------------------------
                            Oil & Gas Exploration & Production -- 0.2%
    213,000                 Canadian Natural Resources, Ltd., 6.25%, 3/15/38           $     253,081
     35,000                 Canadian Natural Resources, Ltd., 6.75%, 2/1/39                   43,247
    200,000                 CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24                     210,991
    110,000                 Newfield Exploration Co., 5.625%, 7/1/24                         115,362
                                                                                       -------------
                                                                                       $     622,681
----------------------------------------------------------------------------------------------------
                            Oil & Gas Refining & Marketing -- 0.4%
    300,000                 GS Caltex Corp., 3.25%, 10/1/18 (144A)                     $     302,922
    360,000                 Motiva Enterprises LLC, 5.75%, 1/15/20 (144A)                    386,263
    370,000                 Valero Energy Corp., 9.375%, 3/15/19                             413,171
                                                                                       -------------
                                                                                       $   1,102,356
----------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- 1.3%
    250,000                 Boardwalk Pipelines LP, 4.95%, 12/15/24                    $     266,682
    125,000                 Boardwalk Pipelines LP, 5.95%, 6/1/26                            141,273
    200,000                 DCP Midstream Operating LP, 9.75%, 3/15/19 (144A)                222,750
    227,000                 Enable Midstream Partners LP, 3.9%, 5/15/24                      226,489
    230,000                 Enbridge Energy Partners LP, 7.375%, 10/15/45                    299,582
    110,000                 Energy Transfer Equity LP, 5.875%, 1/15/24                       118,525
    250,000                 Energy Transfer LP, 2.5%, 6/15/18                                251,370

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 27

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            Oil & Gas Storage & Transportation -- (continued)
    460,000                 Kinder Morgan, Inc. Delaware, 5.05%, 2/15/46               $     465,410
    105,000                 MPLX LP, 4.875%, 12/1/24                                         112,804
     55,000                 MPLX LP, 4.875%, 6/1/25                                           58,850
    105,000                 MPLX LP, 5.5%, 2/15/23                                           108,053
     75,000                 Plains All American Pipeline LP, 4.65%, 10/15/25                  77,707
    250,000                 Plains All American Pipeline LP, 4.7%, 6/15/44                   228,465
    290,000                 Sabine Pass Liquefaction LLC, 5.0%, 3/15/27                      310,564
    200,000                 Spectra Energy Capital LLC, 6.75%, 7/15/18                       208,376
    175,000                 Sunoco Logistics Partners Operations LP,
                            3.9%, 7/15/26                                                    172,489
    242,000                 The Williams Companies, Inc., 7.75%, 6/15/31                     292,820
    100,000                 TransCanada PipeLines, Ltd., 1.875%, 1/12/18                     100,165
    200,000      3.39       TransCanada PipeLines, Ltd., Floating Rate
                            Note, 5/15/67                                                    188,000
                                                                                       -------------
                                                                                       $   3,850,374
----------------------------------------------------------------------------------------------------
                            Coal & Consumable Fuels -- 0.1%
    250,000                 Corp Nacional del Cobre de Chile, 5.625%,
                            10/18/43 (144A)                                            $     291,136
                                                                                       -------------
                            Total Energy                                               $   6,691,050
----------------------------------------------------------------------------------------------------
                            MATERIALS -- 0.4%
                            Commodity Chemicals -- 0.0%+
     70,000                 NOVA Chemicals Corp., 4.875%, 6/1/24 (144A)                $      70,438
----------------------------------------------------------------------------------------------------
                            Diversified Chemicals -- 0.1%
    195,000                 CF Industries, Inc., 5.375%, 3/15/44                       $     175,500
----------------------------------------------------------------------------------------------------
                            Fertilizers & Agricultural Chemicals -- 0.2%
    250,000                 Agrium, Inc., 4.125%, 3/15/35                              $     249,134
    150,000                 Agrium, Inc., 5.25%, 1/15/45                                     169,939
                                                                                       -------------
                                                                                       $     419,073
----------------------------------------------------------------------------------------------------
                            Metal & Glass Containers -- 0.0%+
    125,000                 Crown Americas LLC, 4.25%, 9/30/26 (144A)                  $     125,938
----------------------------------------------------------------------------------------------------
                            Paper Packaging -- 0.1%
    250,000                 International Paper Co., 6.0%, 11/15/41                    $     305,727
                                                                                       -------------
                            Total Materials                                            $   1,096,676
----------------------------------------------------------------------------------------------------
                            CAPITAL GOODS -- 0.8%
                            Aerospace & Defense -- 0.5%
    100,000                 Embraer Netherlands Finance BV, 5.4%, 2/1/27               $     105,300
    200,000                 L3 Technologies, Inc., 3.95%, 5/28/24                            208,396
    280,000                 Lockheed Martin Corp., 3.1%, 1/15/23                             288,975
    355,000                 Rockwell Collins, Inc., 3.2%, 3/15/24                            362,610

The accompanying notes are an integral part of these financial statements.

28 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            Aerospace & Defense -- (continued)
    185,000                 Spirit AeroSystems, Inc., 3.85%, 6/15/26                   $     187,812
    250,000                 United Technologies Corp., 1.778%, 5/4/18 (Step)                 250,374
                                                                                       -------------
                                                                                       $   1,403,467
----------------------------------------------------------------------------------------------------
                            Building Products -- 0.3%
    450,000                 Masco Corp., 4.45%, 4/1/25                                 $     481,576
    290,000                 Owens Corning, 3.4%, 8/15/26                                     286,195
    110,000                 Standard Industries, Inc., 5.5%, 2/15/23 (144A)                  116,050
                                                                                       -------------
                                                                                       $     883,821
----------------------------------------------------------------------------------------------------
                            Construction & Engineering -- 0.0%+
     85,000                 Amsted Industries, Inc., 5.0%, 3/15/22 (144A)              $      87,975
     60,000                 Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                   62,850
                                                                                       -------------
                                                                                       $     150,825
                                                                                       -------------
                            Total Capital Goods                                        $   2,438,113
----------------------------------------------------------------------------------------------------
                            COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                            Environmental & Facilities Services -- 0.0%+
     75,000                 Republic Services, Inc., 2.9%, 7/1/26                      $      73,659
----------------------------------------------------------------------------------------------------
                            Research & Consulting Services -- 0.1%
    186,000                 Verisk Analytics, Inc., 5.5%, 6/15/45                      $     207,149
                                                                                       -------------
                            Total Commercial Services & Supplies                       $     280,808
----------------------------------------------------------------------------------------------------
                            TRANSPORTATION -- 0.4%
                            Airlines -- 0.0%+
        276                 Continental Airlines 1998-1 Class A Pass Through
                            Trust, 6.648%, 9/15/17                                     $         276
     40,760                 Delta Air Lines 2010-2 Class A Pass Through Trust,
                            4.95%, 5/23/19                                                    42,237
                                                                                       -------------
                                                                                       $      42,513
----------------------------------------------------------------------------------------------------
                            Railroads -- 0.3%
    150,000                 Burlington Northern Santa Fe LLC, 5.15%, 9/1/43            $     179,234
    250,000                 TTX Co., 2.25%, 2/1/19 (144A)                                    250,483
    370,000                 Union Pacific Corp., 3.375%, 2/1/35                              364,828
                                                                                       -------------
                                                                                       $     794,545
----------------------------------------------------------------------------------------------------
                            Highways & Railtracks -- 0.1%
    300,000                 ERAC USA Finance LLC, 4.5%, 2/15/45 (144A)                 $     298,486
                                                                                       -------------
                            Total Transportation                                       $   1,135,544
----------------------------------------------------------------------------------------------------
                            AUTOMOBILES & COMPONENTS -- 0.3%
                            Automobile Manufacturers -- 0.3%
    200,000                 Ford Motor Credit Co LLC, 3.219%, 1/9/22                   $     202,963
    225,000                 Ford Motor Credit Co LLC, 4.389%, 1/8/26                         233,238

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 29

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            Automobile Manufacturers -- (continued)
    250,000                 Ford Motor Credit Co. LLC, 2.875%, 10/1/18                 $     252,860
    275,000                 Toyota Motor Credit Corp., 2.125%, 7/18/19                       277,581
                                                                                       -------------
                                                                                       $     966,642
                                                                                       -------------
                            Total Automobiles & Components                             $     966,642
----------------------------------------------------------------------------------------------------
                            CONSUMER DURABLES & APPAREL -- 0.1%
                            Homebuilding -- 0.1%
    175,000                 Lennar Corp., 4.75%, 4/1/21                                $     184,581
                                                                                       -------------
                            Total Consumer Durables & Apparel                          $     184,581
----------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.1%
                            Education Services -- 0.1%
    250,000                 Massachusetts Institute of Technology, 5.6%, 7/1/11        $     322,095
                                                                                       -------------
                            Total Consumer Services                                    $     322,095
----------------------------------------------------------------------------------------------------
                            MEDIA -- 0.4%
                            Cable & Satellite -- 0.4%
    225,000                 Charter Communications Operating LLC,
                            6.384%, 10/23/35                                           $     263,234
    270,000                 Comcast Corp., 6.5%, 11/15/35                                    361,164
    300,000                 Cox Communications, Inc., 3.35%, 9/15/26 (144A)                  295,748
     85,000                 Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                     89,084
     25,000                 Time Warner Cable LLC, 6.55%, 5/1/37                              29,938
    100,000                 Videotron, Ltd., 5.375%, 6/15/24 (144A)                          106,625
                                                                                       -------------
                                                                                       $   1,145,793
                                                                                       -------------
                            Total Media                                                $   1,145,793
----------------------------------------------------------------------------------------------------
                            RETAILING -- 0.3%
                            Internet Retail -- 0.2%
    275,000                 Expedia, Inc., 5.0%, 2/15/26                               $     302,567
    285,000                 The Priceline Group, Inc., 3.65%, 3/15/25                        293,435
                                                                                       -------------
                                                                                       $     596,002
----------------------------------------------------------------------------------------------------
                            Home Improvement Retail -- 0.1%
    250,000                 The Home Depot, Inc., 2.625%, 6/1/22                       $     255,064
                                                                                       -------------
                            Total Retailing                                            $     851,066
----------------------------------------------------------------------------------------------------
                            FOOD & STAPLES RETAILING -- 0.1%
                            Drug Retail -- 0.1%
    138,995                 CVS Pass-Through Trust, 5.298%, 1/11/27 (144A)             $     150,156
    102,585                 CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)                   116,693
                                                                                       -------------
                                                                                       $     266,849
----------------------------------------------------------------------------------------------------
                            Food Retail -- 0.0%+
    170,000                 Alimentation Couche-Tard Inc., 3.55%, 7/26/27 (144A)       $     171,257
                                                                                       -------------
                            Total Food & Staples Retailing                             $     438,106
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 0.6%
                            Brewers -- 0.0%+
     55,000                 Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19       $      59,740
----------------------------------------------------------------------------------------------------
                            Distillers & Vintners -- 0.1%
    230,000                 Constellation Brands, Inc., 3.7%, 12/6/26                  $     236,250
    150,000                 Pernod Ricard SA, 3.25%, 6/8/26 (144A)                           150,560
                                                                                       -------------
                                                                                       $     386,810
----------------------------------------------------------------------------------------------------
                            Packaged Foods & Meats -- 0.3%
    250,000                 Kraft Heinz Foods Co., 3.95%, 7/15/25                      $     258,364
    300,000                 Mondelez International Holdings Netherlands BV,
                            2.0%, 10/28/21 (144A)                                            293,976
    175,000                 Smithfield Foods, Inc., 2.7%, 1/31/20 (144A)                     176,077
     80,000      1.76       Tyson Foods, Inc., Floating Rate Note, 6/2/20                     80,355
                                                                                       -------------
                                                                                       $     808,772
----------------------------------------------------------------------------------------------------
                            Tobacco -- 0.2%
    370,000                 Reynolds American, Inc., 4.45%, 6/12/25                    $     397,834
                                                                                       -------------
                            Total Food, Beverage & Tobacco                             $   1,653,156
----------------------------------------------------------------------------------------------------
                            HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                            Health Care Equipment -- 0.1%
    176,000                 Becton Dickinson and Co., 3.734%, 12/15/24                 $     181,792
----------------------------------------------------------------------------------------------------
                            Health Care Distributors -- 0.1%
    200,000                 Cardinal Health, Inc., 3.079%, 6/15/24                     $     202,855
----------------------------------------------------------------------------------------------------
                            Health Care Facilities -- 0.0%+
    140,000                 HCA, Inc., 5.375%, 2/1/25                                  $     149,100
----------------------------------------------------------------------------------------------------
                            Managed Health Care -- 0.1%
    100,000                 Humana, Inc., 3.95%, 3/15/27                               $     104,950
    110,000                 Molina Healthcare, Inc., 5.375%, 11/15/22                        117,150
                                                                                       -------------
                                                                                       $     222,100
                                                                                       -------------
                            Total Health Care Equipment & Services                     $     755,847
----------------------------------------------------------------------------------------------------
                            PHARMACEUTICALS, BIOTECHNOLOGY &
                            LIFE SCIENCES -- 0.9%
                            Biotechnology -- 0.5%
    300,000                 AbbVie, Inc., 3.2%, 5/14/26                                $     299,866
    115,000                 AbbVie, Inc., 3.6%, 5/14/25                                      118,519
    230,000                 Amgen, Inc., 4.4%, 5/1/45                                        241,388
    340,000                 Baxalta, Inc., 3.6%, 6/23/22                                     350,223
    250,000                 Biogen, Inc., 4.05%, 9/15/25                                     267,532
                                                                                       -------------
                                                                                       $   1,277,528
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 31

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            Pharmaceuticals -- 0.3%
    300,000                 Mylan NV, 3.95%, 6/15/26                                   $     305,988
    285,000                 Perrigo Finance Unlimited Co., 3.9%, 12/15/24                    290,485
    295,000                 Teva Pharmaceutical Finance Netherlands III BV,
                            2.8%, 7/21/23                                                    289,532
                                                                                       -------------
                                                                                       $     886,005
----------------------------------------------------------------------------------------------------
                            Life Sciences Tools & Services -- 0.1%
    350,000                 Thermo Fisher Scientific, Inc., 3.0%, 4/15/23              $     356,081
                                                                                       -------------
                            Total Pharmaceuticals, Biotechnology & Life Sciences       $   2,519,614
----------------------------------------------------------------------------------------------------
                            BANKS -- 1.4%
                            Diversified Banks -- 1.1%
    275,000      7.62       BNP Paribas SA, Floating Rate Note (Perpetual) (144A)      $     304,562
    200,000                 BPCE SA, 4.875%, 4/1/26 (144A)                                   212,814
    400,000      6.25       Citigroup, Inc., Floating Rate Note (Perpetual)                  449,360
    200,000                 Cooperatieve Rabobank UA, 3.875%, 2/8/22                         213,106
    250,000                 Cooperatieve Rabobank UA, 3.95%, 11/9/22                         263,144
    200,000                 HSBC Holdings Plc, 4.875%, 1/14/22                               220,227
    200,000      6.50       ING Groep NV, Floating Rate Note, 12/29/49                       216,000
    196,000                 JPMorgan Chase & Co., 5.625%, 8/16/43                            239,858
    250,000                 Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                      282,764
    250,000                 Nordea Bank AB, 4.25%, 9/21/22 (144A)                            265,234
    400,000      8.00       Royal Bank of Scotland Group Plc, Floating Rate
                            Note (Perpetual)                                                 437,752
                                                                                       -------------
                                                                                       $   3,104,821
----------------------------------------------------------------------------------------------------
                            Regional Banks -- 0.3%
    250,000                 HSBC Bank USA NA New York NY, 6.0%, 8/9/17                 $     250,193
    300,000                 KeyBank NA Cleveland Ohio, 2.25%, 3/16/20                        302,076
    210,000                 Santander Holdings USA, 4.4%, 7/13/27 (144A)                     213,934
    300,000                 Suntrust Bank, 2.45%, 8/1/22                                     298,870
                                                                                       -------------
                                                                                       $   1,065,073
                                                                                       -------------
                            Total Banks                                                $   4,169,894
----------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 1.4%
                            Other Diversified Financial Services -- 0.1%
    121,000                 General Electric Co., 6.75%, 3/15/32                       $     167,850
----------------------------------------------------------------------------------------------------
                            Specialized Finance -- 0.2%
    325,000                 MassMutual Global Funding II, 2.75%, 6/22/24 (144A)        $     324,412
    250,000                 USAA Capital Corp., 2.45%, 8/1/20 (144A)                         252,962
                                                                                       -------------
                                                                                       $     577,374
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            Consumer Finance -- 0.5%
    250,000                 Ally Financial, Inc., 4.625%, 3/30/25                      $     258,418
    360,000                 Capital One Bank USA NA, 8.8%, 7/15/19                           405,213
    300,000                 Capital One Financial Corp., 3.75%, 4/24/24                      309,019
    380,000                 General Motors Financial Co, Inc., 4.0%, 1/15/25                 384,150
                                                                                       -------------
                                                                                       $   1,356,800
----------------------------------------------------------------------------------------------------
                            Asset Management & Custody Banks -- 0.2%
    250,000                 Blackstone Holdings Finance Co LLC, 5.0%,
                            6/15/44 (144A)                                             $     275,530
    110,000                 Legg Mason, Inc., 3.95%, 7/15/24                                 112,395
    280,000      2.22       The Bank of New York Mellon Corp., Floating Rate
                            Note, 10/30/23                                                   286,066
                                                                                       -------------
                                                                                       $     673,991
----------------------------------------------------------------------------------------------------
                            Investment Banking & Brokerage -- 0.1%
    250,000                 Morgan Stanley, 4.1%, 5/22/23                              $     262,230
    175,000                 TD Ameritrade Holding Corp., 3.3%, 4/1/27                        176,464
                                                                                       -------------
                                                                                       $     438,694
----------------------------------------------------------------------------------------------------
                            Diversified Capital Markets -- 0.3%
    265,000      7.12       Credit Suisse Group AG, Floating Rate Note (Perpetual)     $     290,191
    400,000      2.85       ICBCIL Finance Co, Ltd., Floating Rate Note,
                            11/13/18 (144A)                                                  403,335
    265,000      7.12       UBS Group AG, Floating Rate Note (Perpetual)                     290,175
                                                                                       -------------
                                                                                       $     983,701
                                                                                       -------------
                            Total Diversified Financials                               $   4,198,410
----------------------------------------------------------------------------------------------------
                            INSURANCE -- 2.0%
                            Insurance Brokers -- 0.1%
    275,000                 Brown & Brown, Inc., 4.2%, 9/15/24                         $     290,398
----------------------------------------------------------------------------------------------------
                            Life & Health Insurance -- 0.5%
    160,000                 Aflac, Inc., 3.625%, 11/15/24                              $     168,855
    220,000                 Principal Financial Group, Inc., 3.3%, 9/15/22                   226,374
     75,000                 Principal Life Global Funding II, 1.5%, 4/18/19 (144A)            74,380
    335,000                 Protective Life Corp., 7.375%, 10/15/19                          372,083
    200,000      5.62       Prudential Financial, Inc., Floating Rate Note, 6/15/43          219,000
    150,000      5.88       Prudential Financial, Inc., Floating Rate Note, 9/15/42          167,062
    110,000                 Teachers Insurance & Annuity Association of America,
                            4.27%, 5/15/47 (144A)                                            113,019
    110,000                 Teachers Insurance & Annuity Association of America,
                            4.9%, 9/15/44 (144A)                                             122,530
     20,000                 Teachers Insurance & Annuity Association of America,
                            6.85%, 12/16/39 (144A)                                            27,342
                                                                                       -------------
                                                                                       $   1,490,645
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 33

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            Multi-line Insurance -- 0.2%
    200,000                 AIG, 3.875%, 1/15/35                                       $     195,985
    250,000                 AXA SA, 8.6%, 12/15/30                                           356,250
    200,000                 New York Life Global Funding, 1.45%, 12/15/17 (144A)             199,980
                                                                                       -------------
                                                                                       $     752,215
----------------------------------------------------------------------------------------------------
                            Property & Casualty Insurance -- 0.1%
    250,000                 CNA Financial Corp., 4.5%, 3/1/26                          $     269,793
----------------------------------------------------------------------------------------------------
                            Reinsurance -- 1.1%
    250,000      4.81       Alamo Re, Ltd., Floating Rate Note, 6/7/18 (Cat
                            Bond) (144A)                                               $     253,275
    250,000      4.76       Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                            (Cat Bond) (144A)                                                254,475
    250,000      7.25       Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                            (Cat Bond) (144A)                                                252,325
    250,000      9.95       Kilimanjaro Re, Ltd., Floating Rate Note, 12/6/19
                            (Cat Bond) (144A)                                                258,250
    250,000      5.76       Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                            (Cat Bond) (144A)                                                249,775
    250,000                 Lahinch Re, Variable Rate Notes, 5/10/21 (d) (e)                     600
    100,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (d) (e)              1,720
    150,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/19 (d) (e)              8,400
    100,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/20 (d) (e)            103,550
    250,000                 Madison Re. Variable Rate Notes, 3/31/19 (d) (e)                  15,875
    250,000      5.15       PennUnion Re, Ltd., Floating Rate Note, 12/7/18
                            (Cat Bond) (144A)                                                250,700
    250,000      6.73       Queen Street X Re, Ltd., Floating Rate Note, 6/8/18
                            (Cat Bond) (144A)                                                248,825
    250,000      5.30       Residential Reinsurance 2013, Ltd., Floating Rate
                            Note, 12/6/17 (Cat Bond) (144A)                                  249,275
    250,000      3.93       Residential Reinsurance 2016, Ltd., Floating Rate
                            Note, 12/6/23 (Cat Bond) (144A)                                  247,350
    250,000                 Resilience Re, Ltd., Floating Rate Note, 4/7/18 (d) (e)          232,325
    300,000                 Resilience Re, Ltd., Floating Rate Note, 9/30/17 (d) (e)           6,450
    250,000      4.01       Sanders Re, Ltd., Floating Rate Note, 5/25/18 (Cat
                            Bond) (144A)                                                     250,175
        404                 Sector Re V, Ltd., Variable Rate Notes, 3/1/21 (d) (e)            31,319
    250,000                 Sector Re V, Ltd., Variable Rate Notes, 3/1/22
                            (144A) (d) (e)                                                   253,600
                                                                                       -------------
                                                                                       $   3,168,264
                                                                                       -------------
                            Total Insurance                                            $   5,971,315
----------------------------------------------------------------------------------------------------
                            SOFTWARE & SERVICES -- 0.3%
                            Data Processing & Outsourced Services -- 0.1%
    115,000                 Visa, Inc., 2.2%, 12/14/20                                 $    116,196
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

 ----------------------------------------------------------------------------------------------------
 Principal        Floating
 Amount ($)       Rate (b)                                                             Value
 ----------------------------------------------------------------------------------------------------
                            Application Software -- 0.1%
    285,000                 Adobe Systems, Inc., 3.25%, 2/1/25                         $     294,408
 ---------------------------------------------------------------------------------------------------
                            Systems Software -- 0.1%
    150,000                 Microsoft Corp., 2.0%, 8/8/23                              $     146,795
    250,000                 Oracle Corp., 2.5%, 5/15/22                                      253,509
                                                                                       -------------
                                                                                       $     400,304
                                                                                       -------------
                            Total Software & Services                                  $     810,908
 ---------------------------------------------------------------------------------------------------
                            TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                            Technology Hardware, Storage & Peripherals -- 0.0%+
     80,000                 NCR Corp., 6.375%, 12/15/23                                $      85,400
 ---------------------------------------------------------------------------------------------------
                            Electronic Components -- 0.1%
    220,000                 Amphenol Corp., 3.125%, 9/15/21                            $     225,403
     81,000                 Amphenol Corp., 3.2%, 4/1/24                                      81,964
                                                                                       -------------
                                                                                       $     307,367
 ---------------------------------------------------------------------------------------------------
                            Electronic Manufacturing Services -- 0.1%
    250,000                 Flex, Ltd., 4.75%, 6/15/25                                 $     270,472
                                                                                       -------------
                            Total Technology Hardware & Equipment                      $     663,239
 ---------------------------------------------------------------------------------------------------
                            SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT -- 0.2%
                            Semiconductors -- 0.2%
    285,000                 Broadcom Corp., 3.625%, 1/15/24 (144A)                     $     293,282
    250,000                 Intel Corp., 4.9%, 7/29/45                                       291,396
                                                                                       -------------
                                                                                       $     584,678
                                                                                       -------------
                            Total Semiconductors & Semiconductor Equipment             $     584,678
----------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.3%
                            Integrated Telecommunication Services -- 0.0%+
    110,000                 CenturyLink, Inc., 5.8%, 3/15/22                           $     114,262
----------------------------------------------------------------------------------------------------
                            Wireless Telecommunication Services -- 0.3%
    250,000                 Crown Castle Towers LLC, 3.222%, 5/15/22 (144A)            $     255,535
    240,000                 Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)                  255,820
    140,000                 Crown Castle Towers LLC, 6.113%, 1/15/20 (144A)                  150,659
    100,000                 WCP Issuer llc, 6.657%, 8/15/20 (144A)                           103,438
                                                                                       -------------
                                                                                       $     765,452
                                                                                       -------------
                            Total Telecommunication Services                           $     879,714
----------------------------------------------------------------------------------------------------
                            UTILITIES -- 1.9%
                            Electric Utilities -- 1.5%
    225,000                 Commonwealth Edison Co., 6.15%, 9/15/17                    $     226,247
    310,000                 Duquesne Light Holdings, 3.616%, 8/1/27 (144A)                   310,115
    230,000                 Edison International, 2.95%, 3/15/23                             232,086
    100,000                 Electricite de France SA, 6.0%, 1/22/14 (144A)                   111,352

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 35

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            Electric Utilities -- (continued)
    250,000      5.25       Electricite de France SA, Floating Rate Note
                            (Perpetual) (144A)                                         $     258,438
    270,000                 Enel Finance International NV, 5.125%, 10/7/19 (144A)            288,402
    200,000      8.13       Enel S.p.A., Floating Rate Note, 9/24/73 (144A)                  241,000
    250,000                 Exelon Corp., 2.85%, 6/15/20                                     254,964
     57,100                 FPL Energy American Wind LLC, 6.639%, 6/20/23 (144A)              58,527
    560,000                 Iberdrola International BV, 6.75%, 7/15/36                       717,670
    200,000                 Israel Electric Corp., Ltd., 7.25%, 1/15/19 (144A)               213,705
    125,000                 Nevada Power Co., 6.5%, 8/1/18                                   130,869
    250,000                 NextEra Energy Capital Holdings, Inc., 2.056%, 9/1/17            250,094
    265,000                 NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27             274,073
     39,934                 OrCal Geothermal, Inc., 6.21%, 12/30/20 (144A)                    39,335
    250,000                 PPL Capital Funding, Inc., 3.1%, 5/15/26                         247,086
    275,000                 Public Service Co. of New Mexico, 7.95%, 5/15/18                 288,064
    250,000                 Southwestern Electric Power Co., 3.9%, 4/1/45                    245,721
                                                                                       -------------
                                                                                       $   4,387,748
----------------------------------------------------------------------------------------------------
                            Gas Utilities -- 0.2%
     60,000                 AmeriGas Partners LP, 5.5%, 5/20/25                        $      60,600
     75,000                 Boston Gas Company, 3.15%, 8/1/27 (144A)                          74,930
    250,000                 Southern California Gas Co., 5.125%, 11/15/40                    295,258
                                                                                       -------------
                                                                                       $     430,788
----------------------------------------------------------------------------------------------------
                            Multi-Utilities -- 0.1%
    220,000                 Consolidated Edison Co. of New York, Inc.,
                            4.625%, 12/1/54                                            $     247,099
     85,000                 Dominion Energy, Inc., 4.45%, 3/15/21                             91,105
                                                                                       -------------
                                                                                       $     338,204
----------------------------------------------------------------------------------------------------
                            Independent Power Producers & Energy Traders -- 0.1%
     66,895                 Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)               $      76,053
    170,000                 Calpine Corp., 5.75%, 1/15/25                                    158,738
    115,000                 NRG Energy, Inc., 6.625%, 3/15/23                                119,097
                                                                                       -------------
                                                                                       $     353,888
                                                                                       -------------
                            Total Utilities                                            $   5,510,628
----------------------------------------------------------------------------------------------------
                            REAL ESTATE -- 0.7%
                            Diversified REIT -- 0.2%
    300,000                 Duke Realty LP, 3.75%, 12/1/24                             $     310,513
    250,000                 Essex Portfolio LP, 3.5%, 4/1/25                                 251,890
    125,000                 Ventas Realty LP, 3.125%, 6/15/23                                125,392
                                                                                       -------------
                                                                                       $     687,795
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            Office REIT -- 0.3%
    100,000                 Alexandria Real Estate Equities, Inc., 3.95%, 1/15/27      $     102,407
    110,000                 Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22              117,815
    250,000                 Highwoods Realty LP, 3.625%, 1/15/23                             254,660
    250,000                 Piedmont Operating Partnership LP, 3.4%, 6/1/23                  246,865
                                                                                       -------------
                                                                                       $     721,747
----------------------------------------------------------------------------------------------------
                            Health Care REIT -- 0.1%
    280,000                 Healthcare Trust of America Holdings LP, 3.5%, 8/1/26      $     275,156
----------------------------------------------------------------------------------------------------
                            Residential REIT -- 0.1%
    270,000                 UDR, Inc., 4.0%, 10/1/25                                   $     279,774
                                                                                       -------------
                            Total Real Estate                                          $   1,964,472
----------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS
                            (Cost $43,559,848)                                         $  45,232,349
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- 14.8%
     49,026                 Fannie Mae, 2.5%, 3/1/43                                   $      47,623
     36,678                 Fannie Mae, 2.5%, 4/1/43                                          35,633
     41,518                 Fannie Mae, 2.5%, 4/1/45                                          40,162
     32,083                 Fannie Mae, 2.5%, 4/1/45                                          31,035
     18,789                 Fannie Mae, 2.5%, 8/1/43                                          18,251
     42,807                 Fannie Mae, 2.5%, 8/1/45                                          41,413
    227,370                 Fannie Mae, 3.0%, 1/1/47                                         228,894
     97,482                 Fannie Mae, 3.0%, 10/1/30                                        100,375
    264,066                 Fannie Mae, 3.0%, 11/1/46                                        264,622
     74,353                 Fannie Mae, 3.0%, 3/1/47                                          74,510
    210,808                 Fannie Mae, 3.0%, 5/1/31                                         217,370
    293,196                 Fannie Mae, 3.0%, 5/1/43                                         295,224
     21,959                 Fannie Mae, 3.0%, 5/1/46                                          22,066
     95,859                 Fannie Mae, 3.0%, 5/1/46                                          96,497
    235,767                 Fannie Mae, 3.0%, 6/1/45                                         237,174
    180,844                 Fannie Mae, 3.5%, 1/1/46                                         186,313
    326,438                 Fannie Mae, 3.5%, 1/1/47                                         336,904
     99,096                 Fannie Mae, 3.5%, 1/1/47                                         102,093
  1,595,503                 Fannie Mae, 3.5%, 12/1/45                                      1,643,755
    295,776                 Fannie Mae, 3.5%, 5/1/47                                         304,721
    221,303                 Fannie Mae, 3.5%, 5/1/47                                         227,995
  1,280,370                 Fannie Mae, 3.5%, 7/1/43                                       1,321,043
    352,425                 Fannie Mae, 3.5%, 7/1/46                                         363,084
    210,000                 Fannie Mae, 3.5%, 7/1/47                                         216,351
    295,000                 Fannie Mae, 3.5%, 7/1/47                                         303,921
    257,451                 Fannie Mae, 3.5%, 8/1/46                                         265,237

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 37

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
    850,000                 Fannie Mae, 3.5%, 8/14/17 (TBA)                            $     875,102
    699,323                 Fannie Mae, 3.5%, 9/1/44                                         720,472
    259,668                 Fannie Mae, 3.5%, 9/1/46                                         267,520
     87,641                 Fannie Mae, 4.0%, 1/1/41                                          92,598
    200,590                 Fannie Mae, 4.0%, 10/1/40                                        214,668
    151,423                 Fannie Mae, 4.0%, 10/1/45                                        159,442
    385,438                 Fannie Mae, 4.0%, 2/1/41                                         407,177
    714,079                 Fannie Mae, 4.0%, 2/1/41                                         754,687
    445,188                 Fannie Mae, 4.0%, 3/1/41                                         470,530
     86,956                 Fannie Mae, 4.0%, 4/1/47                                          91,969
    574,655                 Fannie Mae, 4.0%, 6/1/42                                         606,939
    185,881                 Fannie Mae, 4.0%, 6/1/46                                         195,772
     49,931                 Fannie Mae, 4.0%, 6/1/47                                          52,810
     24,949                 Fannie Mae, 4.0%, 6/1/47                                          26,388
     74,597                 Fannie Mae, 4.0%, 6/1/47                                          78,553
    124,826                 Fannie Mae, 4.0%, 6/1/47                                         131,438
    239,603                 Fannie Mae, 4.0%, 6/1/47                                         252,295
    591,269                 Fannie Mae, 4.0%, 7/1/43                                         622,578
    265,885                 Fannie Mae, 4.0%, 7/1/44                                         280,151
    196,304                 Fannie Mae, 4.0%, 7/1/46                                         206,769
     85,000                 Fannie Mae, 4.0%, 7/1/47                                          89,501
    209,330                 Fannie Mae, 4.0%, 8/1/43                                         220,731
    272,127                 Fannie Mae, 4.0%, 8/1/43                                         286,875
    202,356                 Fannie Mae, 4.0%, 8/1/46                                         213,147
    195,000                 Fannie Mae, 4.0%, 8/14/17 (TBA)                                  205,291
    374,841                 Fannie Mae, 4.0%, 9/1/40                                         396,495
    265,677                 Fannie Mae, 4.0%, 9/1/40                                         280,925
    212,971                 Fannie Mae, 4.0%, 9/1/42                                         225,023
    329,671                 Fannie Mae, 4.0%, 9/1/44                                         347,399
     16,290                 Fannie Mae, 4.5%, 11/1/20                                         16,804
      7,308                 Fannie Mae, 4.5%, 12/1/43                                          7,955
    437,238                 Fannie Mae, 4.5%, 12/1/43                                        469,571
    112,436                 Fannie Mae, 4.5%, 2/1/47                                         120,735
    342,444                 Fannie Mae, 4.5%, 4/1/41                                         370,585
    188,997                 Fannie Mae, 4.5%, 5/1/46                                         202,975
    458,455                 Fannie Mae, 4.5%, 6/1/40                                         495,832
      4,147                 Fannie Mae, 5.0%, 5/1/18                                           4,241
      4,304                 Fannie Mae, 5.0%, 6/1/37                                           4,704
     90,205                 Fannie Mae, 5.5%, 10/1/35                                        100,388
     13,202                 Fannie Mae, 5.5%, 12/1/34                                         14,763
     37,035                 Fannie Mae, 5.5%, 12/1/35                                         41,415

The accompanying notes are an integral part of these financial statements.

38 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
     39,902                 Fannie Mae, 5.5%, 12/1/35                                  $      44,619
     40,812                 Fannie Mae, 5.5%, 3/1/23                                          43,473
      6,569                 Fannie Mae, 5.5%, 3/1/34                                           7,261
     31,685                 Fannie Mae, 5.5%, 5/1/37                                          35,366
    135,262                 Fannie Mae, 5.5%, 5/1/38                                         150,354
     19,547                 Fannie Mae, 6.0%, 10/1/37                                         22,084
     25,111                 Fannie Mae, 6.0%, 12/1/33                                         28,617
     11,312                 Fannie Mae, 6.0%, 12/1/37                                         12,812
      2,677                 Fannie Mae, 6.0%, 8/1/32                                           3,048
        979                 Fannie Mae, 6.0%, 9/1/29                                           1,112
      9,361                 Fannie Mae, 6.5%, 10/1/32                                         10,477
     18,343                 Fannie Mae, 6.5%, 4/1/29                                          20,873
     27,293                 Fannie Mae, 6.5%, 5/1/32                                          31,271
      4,322                 Fannie Mae, 6.5%, 7/1/29                                           4,784
     21,422                 Fannie Mae, 6.5%, 9/1/32                                          24,362
     10,819                 Fannie Mae, 7.0%, 1/1/36                                          12,153
     36,409                 Federal Home Loan Mortgage Corp., 3.0%, 11/1/30                   37,494
     39,075                 Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                   39,258
     59,410                 Federal Home Loan Mortgage Corp., 3.0%, 12/1/46                   59,567
     77,025                 Federal Home Loan Mortgage Corp., 3.0%, 2/1/43                    77,631
    163,841                 Federal Home Loan Mortgage Corp., 3.0%, 2/1/47                   164,274
    149,340                 Federal Home Loan Mortgage Corp., 3.0%, 4/1/43                   150,515
     86,643                 Federal Home Loan Mortgage Corp., 3.0%, 5/1/43                    87,242
    162,334                 Federal Home Loan Mortgage Corp., 3.0%, 6/1/46                   163,300
    468,751                 Federal Home Loan Mortgage Corp., 3.5%, 1/1/45                   483,326
    193,243                 Federal Home Loan Mortgage Corp., 3.5%, 11/1/28                  202,827
    106,499                 Federal Home Loan Mortgage Corp., 3.5%, 12/1/46                  109,811
    144,578                 Federal Home Loan Mortgage Corp., 3.5%, 3/1/26                   151,029
    330,378                 Federal Home Loan Mortgage Corp., 3.5%, 3/1/42                   342,022
  1,457,606                 Federal Home Loan Mortgage Corp., 3.5%, 3/1/45                 1,502,926
    120,026                 Federal Home Loan Mortgage Corp., 3.5%, 3/1/46                   123,758
    526,044                 Federal Home Loan Mortgage Corp., 3.5%, 6/1/45                   542,400
     24,961                 Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                    25,825
     49,928                 Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                    51,480
     99,859                 Federal Home Loan Mortgage Corp., 3.5%, 6/1/47                   102,964
    509,726                 Federal Home Loan Mortgage Corp., 3.5%, 7/1/44                   526,697
    235,000                 Federal Home Loan Mortgage Corp., 3.5%, 7/1/47                   242,307
     68,361                 Federal Home Loan Mortgage Corp., 3.5%, 8/1/44                    70,611
    305,439                 Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                   315,956
    277,592                 Federal Home Loan Mortgage Corp., 3.5%, 8/1/46                   287,567

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 39

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                               Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
    318,406                 Federal Home Loan Mortgage Corp., 3.5%, 8/1/46              $    329,651
  1,383,592                 Federal Home Loan Mortgage Corp., 3.5%, 9/1/42                 1,432,357
    354,944                 Federal Home Loan Mortgage Corp., 4.0%, 1/1/41                   375,339
    748,953                 Federal Home Loan Mortgage Corp., 4.0%, 10/1/44                  789,238
    554,377                 Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                  586,101
    615,614                 Federal Home Loan Mortgage Corp., 4.0%, 11/1/40                  650,960
    263,285                 Federal Home Loan Mortgage Corp., 4.0%, 11/1/44                  277,447
    297,123                 Federal Home Loan Mortgage Corp., 4.0%, 2/1/40                   314,195
    198,743                 Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                   210,301
     99,543                 Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                   105,332
    197,022                 Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                   207,619
     59,691                 Federal Home Loan Mortgage Corp., 4.0%, 4/1/47                    63,163
    340,407                 Federal Home Loan Mortgage Corp., 4.0%, 5/1/47                   358,717
    846,369                 Federal Home Loan Mortgage Corp., 4.0%, 6/1/44                   891,894
     49,933                 Federal Home Loan Mortgage Corp., 4.0%, 6/1/47                    52,619
    239,895                 Federal Home Loan Mortgage Corp., 4.0%, 7/1/44                   252,799
    251,035                 Federal Home Loan Mortgage Corp., 4.0%, 9/1/44                   264,537
    220,226                 Federal Home Loan Mortgage Corp., 4.5%, 5/1/40                   237,052
    218,479                 Federal Home Loan Mortgage Corp., 4.5%, 5/1/41                   235,185
    203,828                 Federal Home Loan Mortgage Corp., 4.5%, 5/1/47                   218,811
    112,903                 Federal Home Loan Mortgage Corp., 4.5%, 7/1/40                   121,534
     59,265                 Federal Home Loan Mortgage Corp., 4.5%, 8/1/34                    63,810
     41,573                 Federal Home Loan Mortgage Corp., 5.0%, 11/1/34                   45,651
     17,356                 Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                   19,175
      9,260                 Federal Home Loan Mortgage Corp., 5.0%, 5/1/39                    10,216
     40,932                 Federal Home Loan Mortgage Corp., 5.0%, 8/1/37                    44,805
     23,815                 Federal Home Loan Mortgage Corp., 5.5%, 11/1/34                   26,711
     17,102                 Federal Home Loan Mortgage Corp., 6.0%, 1/1/38                    19,262
     28,545                 Federal Home Loan Mortgage Corp., 6.0%, 10/1/38                   32,165
     32,248                 Federal Home Loan Mortgage Corp., 6.0%, 4/1/33                    36,243
     11,402                 Federal Home Loan Mortgage Corp., 6.5%, 10/1/33                   13,314
     73,730                 Federal Home Loan Mortgage Corp., 7.0%, 10/1/46                   79,936
    547,597                 Federal National Mortgage Association, 3.5%, 5/1/47              564,157
    357,588                 Federal National Mortgage Association, 4.0%, 9/1/45              376,591
    230,041                 Federal National Mortgage Association, 5.0%, 5/1/31              251,804
    220,000                 Freddie Mac Gold Pool, 3.50%, 8/1/17 (TBA)                       227,581
     42,440                 Government National Mortgage Association I,
                            3.5%, 10/15/42                                                    44,287
    255,129                 Government National Mortgage Association I,
                            3.5%, 11/15/41                                                   265,756
    108,066                 Government National Mortgage Association I,
                            4.0%, 4/15/45                                                    113,822

The accompanying notes are an integral part of these financial statements.

40 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
    175,745                 Government National Mortgage Association I,
                            4.0%, 6/15/45                                              $     184,997
    551,702                 Government National Mortgage Association I,
                            4.0%, 9/15/41                                                    582,453
     80,413                 Government National Mortgage Association I,
                            4.5%, 5/15/39                                                     87,748
      3,262                 Government National Mortgage Association I,
                            5.0%, 2/15/18                                                      3,292
      4,799                 Government National Mortgage Association I,
                            5.0%, 2/15/18                                                      4,844
     14,250                 Government National Mortgage Association I,
                            5.5%, 8/15/33                                                     15,997
     19,857                 Government National Mortgage Association I,
                            5.5%, 9/15/33                                                     22,170
     15,402                 Government National Mortgage Association I,
                            6.0%, 10/15/33                                                    17,475
     10,817                 Government National Mortgage Association I,
                            6.0%, 9/15/34                                                     12,193
     94,564                 Government National Mortgage Association I,
                            6.0%, 9/15/38                                                    107,438
     15,109                 Government National Mortgage Association I,
                            6.5%, 10/15/28                                                    16,642
     26,692                 Government National Mortgage Association I,
                            6.5%, 12/15/32                                                    31,475
     36,170                 Government National Mortgage Association I,
                            6.5%, 5/15/31                                                     39,612
     24,093                 Government National Mortgage Association I,
                            6.5%, 5/15/33                                                     26,499
     21,711                 Government National Mortgage Association I,
                            6.5%, 6/15/32                                                     24,932
        423                 Government National Mortgage Association I,
                            7.0%, 8/15/28                                                        479
      3,081                 Government National Mortgage Association I,
                            8.0%, 2/15/30                                                      3,109
    120,773                 Government National Mortgage Association II,
                            3.0%, 8/20/46                                                    122,635
    373,599                 Government National Mortgage Association II,
                            3.0%, 9/20/46                                                    379,357
    273,000                 Government National Mortgage Association II,
                            3.5%, 1/20/47                                                    283,908
    267,493                 Government National Mortgage Association II,
                            3.5%, 11/20/46                                                   278,170
    313,855                 Government National Mortgage Association II,
                            4.0%, 1/20/47                                                    330,723
    224,625                 Government National Mortgage Association II,
                            4.0%, 10/20/46                                                   236,592

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 41

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                             Value
----------------------------------------------------------------------------------------------------
                            U.S. GOVERNMENT AND AGENCY
                            OBLIGATIONS -- (continued)
    256,998                 Government National Mortgage Association II,
                            4.5%, 1/20/47                                             $      273,270
     55,591                 Government National Mortgage Association II,
                            4.5%, 10/20/44                                                    59,111
    118,389                 Government National Mortgage Association II,
                            4.5%, 11/20/44                                                   125,885
    266,240                 Government National Mortgage Association II,
                            4.5%, 2/20/47                                                    283,097
     34,787                 Government National Mortgage Association II,
                            5.5%, 2/20/34                                                     38,958
     55,657                 Government National Mortgage Association II,
                            6.5%, 11/20/28                                                    64,838
      2,375                 Government National Mortgage Association II,
                            7.5%, 9/20/29                                                      2,799
    900,000                 U.S. Treasury Bills, 8/10/17 (c)                                 899,788
  1,465,000                 U.S. Treasury Bills, 8/17/17 (c)                               1,464,367
    519,645                 U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45            486,178
  2,489,217                 U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/46           2,478,548
----------------------------------------------------------------------------------------------------
                            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                            (Cost $43,318,118)                                        $   43,158,648
----------------------------------------------------------------------------------------------------
                            FOREIGN GOVERNMENT BONDS -- 0.1%
    200,000                 Kuwait International Government Bond, 3.5%,
                            3/20/27 (144A)                                            $      204,250
----------------------------------------------------------------------------------------------------
                            TOTAL FOREIGN GOVERNMENT BONDS
                            (Cost $198,112)                                           $      204,250
----------------------------------------------------------------------------------------------------
                            MUNICIPAL BONDS -- 1.3% (f)
                            Municipal Education -- 0.0%+
    100,000                 Massachusetts Development Finance Agency,
                            4.844%, 9/1/43                                            $      114,975
----------------------------------------------------------------------------------------------------
                            Municipal General -- 0.2%
    100,000                 Central Texas Regional Mobility Authority, 1/1/25 (c )    $       81,009
    200,000                 City of Raleigh North Carolina, 4.0%, 10/1/32                    215,884
    200,000                 JobsOhio Beverage System, 3.985%, 1/1/29                         214,172
                                                                                      --------------
                                                                                      $      511,065
----------------------------------------------------------------------------------------------------
                            Higher Municipal Education -- 0.7%
    155,000                 Massachusetts Development Finance Agency,
                            Harvard University-Series A, 5.0%, 7/15/40                $      204,631
    100,000                 Massachusetts Development Finance Agency,
                            Northeastern University-Series A, 5.0%, 3/1/39                   111,802
    125,000                 New York State Dormitory Authority, 5.0%, 10/1/46                169,782
    300,000                 The Board of Trustees of The Leland Stanford Junior
                            University, 4.75%, 5/1/19                                        315,146

The accompanying notes are an integral part of these financial statements.

42 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            Higher Municipal Education -- (continued)
    250,000                 The George Washington University, 1.827%, 9/15/17          $     250,024
    137,000                 The George Washington University, 3.485%, 9/15/22                142,291
    430,000                 University of California, 3.063%, 7/1/25                         438,200
    200,000                 University of California, 4.062%, 5/15/33                        208,042
    100,000                 Virginia College Building Authority, 4.0%, 9/1/26                110,999
                                                                                       -------------
                                                                                       $   1,950,917
----------------------------------------------------------------------------------------------------
                            Municipal Medical -- 0.1%
    100,000                 Health & Educational Facilities Authority of the
                            State of Missouri, 3.685%, 2/15/47                         $     100,071
    150,000                 Massachusetts Development Finance Agency,
                            5.0%, 7/1/39                                                     166,923
                                                                                       -------------
                                                                                       $     266,994
----------------------------------------------------------------------------------------------------
                            Municipal Power -- 0.1%
    250,000                 Energy Northwest, 5.0%, 7/1/35                             $     283,322
----------------------------------------------------------------------------------------------------
                            Municipal Transportation -- 0.1%
     75,000                 Fairfax County Economic Development Authority,
                            2.875%, 4/1/34                                             $      69,161
    180,000                 Maine Turnpike Authority, 5.0%, 7/1/42                           202,293
     80,000                 Virginia Commonwealth Transportation Board,
                            3.0%, 5/15/39                                                     76,289
                                                                                       -------------
                                                                                       $     347,743
----------------------------------------------------------------------------------------------------
                            Municipal Water -- 0.0%+
     10,000                 King County Washington Sewer Revenue, 4.25%, 1/1/36        $      10,884
    140,000                 King County Washington Sewer Revenue, 4.25%, 1/1/36              149,682
                                                                                       -------------
                                                                                       $     160,566
----------------------------------------------------------------------------------------------------
                            Municipal Obligation -- 0.1%
    250,000                 City of Irving Texas, 4.0%, 9/15/27 (g)                    $     279,535
----------------------------------------------------------------------------------------------------
                            TOTAL MUNICIPAL BONDS
                            (Cost $3,746,045)                                          $   3,915,117
----------------------------------------------------------------------------------------------------
                            SENIOR FLOATING RATE LOAN
                            INTERESTS -- 0.6%**
                            CAPITAL GOODS -- 0.1%
                            Aerospace & Defense -- 0.0%+
    142,115      3.80       Wesco Aircraft Hardare Corp., Tranche B Term Loan
                            (First Lien), 2/24/21                                      $     138,740
----------------------------------------------------------------------------------------------------
                            Industrial Machinery -- 0.1%
    243,775      3.77       Mueller Water Products, Inc., Initial Loan, 11/25/21       $     246,111
                                                                                       -------------
                            Total Capital Goods                                        $     384,851
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 43

----------------------------------------------------------------------------------------------------
Principal        Floating
Amount ($)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------
                            CONSUMER SERVICES -- 0.1%
                            Leisure Facilities -- 0.1%
    172,389      3.24       Six Flags Theme Parks, Inc., Tranche B Term
                            Loan, 6/30/22                                              $     173,870
                                                                                       -------------
                            Total Consumer Services                                    $     173,870
----------------------------------------------------------------------------------------------------
                            MEDIA -- 0.0%+
                            Broadcasting -- 0.0%+
     72,192      3.49       Sinclair Television Group, Inc., Tranche B Term
                            Loan, 1/31/24                                              $      72,387
----------------------------------------------------------------------------------------------------
                            Movies & Entertainment -- 0.0%+
     64,522      3.79       Kasima LLC, Term Loan, 5/17/21                             $      64,952
                                                                                       -------------
                            Total Media                                                $     137,339
----------------------------------------------------------------------------------------------------
                            FOOD, BEVERAGE & TOBACCO -- 0.1%
                            Agricultural Products -- 0.1%
    229,220      3.74       Darling International, Inc., Term B USD Loan, 12/19/20     $     231,724
                                                                                       -------------
                            Total Food, Beverage & Tobacco                             $     231,724
----------------------------------------------------------------------------------------------------
                            DIVERSIFIED FINANCIALS -- 0.0%+
                            Other Diversified Financial Services -- 0.0%+
    137,839      3.43       Fly Funding II Sarl, Loan, 8/9/19                          $     138,183
                                                                                       -------------
                            Total Diversified Financials                               $     138,183
----------------------------------------------------------------------------------------------------
                            TELECOMMUNICATION SERVICES -- 0.1%
                            Integrated Telecommunication Services -- 0.1%
    146,511      4.23       GCI Holdings, Inc., New Term B Loan (2016), 2/2/22         $     147,381
                                                                                       -------------
                            Total Telecommunication Services                           $     147,381
----------------------------------------------------------------------------------------------------
                            UTILITIES -- 0.2%
                            Electric Utilities -- 0.2%
    250,684      6.30       APLP Holdings LP, Term Loan, 4/12/23                       $     252,147
    217,109      3.73       Calpine Construction Finance Co. LP, Term B-2
                            Loan, 1/3/22                                                     217,086
                                                                                       -------------
                                                                                       $     469,233
                                                                                       -------------
                            Total Utilities                                            $     469,233
----------------------------------------------------------------------------------------------------
                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                            (Cost $1,667,424)                                          $   1,682,581
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------
Shares                                                                                Value
----------------------------------------------------------------------------------------------------
                            CLOSED-END FUND -- 0.3%
                            INSURANCE -- 0.3%
                            Property & Casualty Insurance -- 0.3%
    87,302                  Pioneer ILS Interval Fund (h)                             $     925,401
                                                                                      --------------
                            Total Insurance                                           $     925,401
----------------------------------------------------------------------------------------------------
                            TOTAL CLOSED-END FUND
                            (Cost $909,321)                                           $     925,401
----------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENT IN SECURITIES -- 100.0%
                            (Cost $250,075,405) (a)                                   $ 290,920,717
----------------------------------------------------------------------------------------------------
                            OTHER ASSETS & LIABILITIES -- (0.0)%                      $     (43,372)
----------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                      $ 290,877,345
====================================================================================================

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

REMICS      Real Estate Mortgage Investment Conduits.

(Cat Bond)  Catastrophe or event-linked bond. At July 31, 2017, the value of these securities amounted to $2,514,425 or 0.9% of net assets. See Notes to Financial Statements -- Note 1H.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2017, the value of these securities amounted to $17,805,929 or 6.1% of net assets.

(TBA)       "To Be Announced" Securities.

(a) At July 31, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $250,101,108 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                                      $42,582,352

               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                                       (1,762,743)
                                                                                                -----------
               Net unrealized appreciation                                                      $40,819,609
                                                                                                ===========

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 45

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Structured reinsurance investment. At July 31, 2017, the value of these securities amounted to $653,839 or 0.2% of total net assets. See Notes to Financial Statements -- Note 1H.

(e)         Rate to be determined.

(f)         Consists of Revenue Bonds unless otherwise indicated.

(g)         Represents a General Obligation Bond.

(h) Affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. ("the Adviser").

(i) Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                        Purchases               Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government               $ 15,770,924            $ 11,938,960
Other Long-Term Securities               130,259,126             154,903,778

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which the Adviser serves as investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended July 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $302,435 and $--, respectively, which resulted in a net realized gain/loss of $--.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 -- quoted prices in active markets for identical securities.

      Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements --
                 Note 1A.

      Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

The following is a summary of the inputs used as of July 31, 2017, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------------
                                    Level 1          Level 2        Level 3     Total
-----------------------------------------------------------------------------------------------
Convertible Preferred Stocks        $  1,519,840     $         --   $     --    $  1,519,840
Common Stocks                        184,731,391               --         --     184,731,391
Asset Backed Securities                       --        2,582,177         --       2,582,177
Collateralized Mortgage Obligations           --        6,968,963         --       6,968,963
Corporate Bonds
  Insurance
    Reinsurance                               --        2,514,425    653,839       3,168,264
  All Other Corporate Bonds                   --       42,064,085         --      42,064,085
U.S. Government and
  Agency Obligations                          --       43,158,648         --      43,158,648
Foreign Government Bonds                      --          204,250         --         204,250
Municipal Bonds                               --        3,915,117         --       3,915,117
Senior Floating Rate Loan Interests           --        1,682,581         --       1,682,581
Closed-End Fund                               --          925,401         --         925,401
---------------------------------------------------------------------------------------------
Total                               $186,251,231     $104,015,647   $653,839    $290,920,717
=============================================================================================
Other Financial Instruments
Net unrealized appreciation
  on futures contracts              $     19,982     $         --   $     --    $     19,982
Net unrealized depreciation
  on futures contracts                   (29,750)              --         --         (29,750)
---------------------------------------------------------------------------------------------
Total Other Financial Instruments   $     (9,768)    $         --   $     --    $     (9,768)
=============================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------
                                                                                       Corporate
                                                                                       Bonds
----------------------------------------------------------------------------------------------------
Balance as of 7/31/16                                                                  $ 1,916,607
Realized gain (loss)(1)                                                                        404
Change in unrealized appreciation (depreciation)(2)                                         31,822
Purchases                                                                                  575,693
Sales                                                                                   (1,870,687)
Changes between Level 3*                                                                        --
----------------------------------------------------------------------------------------------------
Balance as of 7/31/17                                                                  $   653,839
====================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended July 31, 2017, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of investments
      still held as of 7/31/17                                             $51,154
                                                                           -------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 47

Statement of Assets and Liabilities | 7/31/17

ASSETS:
  Investment in securities of unaffiliated issuers, at value (cost $249,166,084)      $ 289,995,316
  Investment in securities of affiliated issuers, at value (cost $909,321)                  925,401
----------------------------------------------------------------------------------------------------
  Total investment in securities, at value (cost $250,075,405)                        $ 290,920,717
  Cash                                                                                      380,704
  Foreign currencies, at value (cost $10,256)                                                10,841
  Restricted cash*                                                                          101,500
  Receivables --
     Investment securities sold                                                           3,610,598
     Fund shares sold                                                                        81,500
     Dividends                                                                              139,896
     Interest                                                                               630,648
  Due from the Adviser                                                                       20,387
  Other assets                                                                               32,401
----------------------------------------------------------------------------------------------------
       Total assets                                                                   $ 295,929,192
====================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                  $   4,577,701
     Fund shares repurchased                                                                201,994
     Distributions                                                                              703
     Trustee fees                                                                               671
  Variation margin for futures contracts                                                        266
  Due to affiliates                                                                          99,045
  Accrued expenses                                                                          171,467
----------------------------------------------------------------------------------------------------
       Total liabilities                                                              $   5,051,847
====================================================================================================
NET ASSETS:
  Paid-in capital                                                                     $ 240,370,934
  Undistributed net investment income                                                       440,039
  Accumulated net realized gain on investments, class actions, futures contracts
     and foreign currency transactions                                                    9,230,249
  Net unrealized appreciation on investments                                             40,845,312
  Net unrealized depreciation on futures contracts                                           (9,768)
  Net unrealized appreciation on other assets and liabilities
     denominated in foreign currencies                                                          579
----------------------------------------------------------------------------------------------------
       Total net assets                                                               $ 290,877,345
====================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $179,867,276/18,640,907 shares)                                   $        9.65
  Class C (based on $46,520,384/4,854,630 shares)                                     $        9.58
  Class K (based on $108,266/11,222 shares)                                           $        9.65
  Class R (based on $27,532,716/2,855,567 shares)                                     $        9.64
  Class Y (based on $36,848,703/3,794,493 shares)                                     $        9.71
MAXIMUM OFFERING PRICE:
  Class A ($9.65 / 95.5%)                                                             $       10.10
====================================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

Statement of Operations

For the Year Ended 7/31/17

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $26,655)               $   5,000,930
  Interest                                                               3,703,566
----------------------------------------------------------------------------------------------------
     Total investment income                                                          $   8,704,496
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $   1,864,516
  Transfer agent fees
     Class A                                                               175,357
     Class C                                                                35,140
     Class K                                                                    15
     Class R                                                                58,536
     Class Y                                                                53,055
  Distribution fees
     Class A                                                               440,554
     Class C                                                               475,212
     Class R                                                               121,851
  Shareholder communications expense                                        60,776
  Administrative expense                                                   136,744
  Custodian fees                                                            36,640
  Registration fees                                                         90,218
  Professional fees                                                         65,918
  Printing expense                                                          44,351
  Fees and expenses of nonaffiliated Trustees                                9,515
  Miscellaneous                                                             95,331
----------------------------------------------------------------------------------------------------
     Total expenses                                                                   $   3,763,729
     Less fees waived and expenses reimbursed
       by the Adviser                                                                      (122,975)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                     $   3,640,754
----------------------------------------------------------------------------------------------------
       Net investment income                                                          $   5,063,742
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CLASS ACTIONS, FUTURES CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $  10,666,874
     Class actions                                                         142,054
     Futures contracts                                                    (339,443)
     Other assets and liabilities denominated in foreign currencies        (21,602)   $  10,447,883
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $   8,808,596
     Futures contracts                                                     (30,883)
     Other assets and liabilities denominated in foreign currencies            717    $   8,778,430
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments, class
     actions, futures contracts and foreign currency transactions                     $  19,226,313
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $  24,290,055
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 49

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                              Year Ended             Year Ended
                                                              7/31/17                7/31/16**
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                  $    5,063,742         $    5,074,967
Net realized gain (loss) on investments, class actions,
  futures contracts and foreign currency transactions             10,447,883              2,311,393
Change in net unrealized appreciation (depreciation)
  on investments, futures contracts and foreign
  currency transactions                                            8,778,430             (5,212,089)
----------------------------------------------------------------------------------------------------
     Net increase in net assets resulting
        from operations                                       $   24,290,055         $    2,174,271
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.17 and $0.18 per share, respectively)        $   (3,322,680)        $   (3,415,831)
     Class C ($0.10 and $0.11 per share, respectively)              (503,643)              (562,690)
     Class K ($0.20 and $0.14 per share, respectively)*               (1,849)                  (160)
     Class R ($0.16 and $0.17 per share, respectively)              (471,315)               (34,295)
     Class Y ($0.19 and $0.19 per share, respectively)              (720,886)            (1,389,439)
Net realized gain:
     Class A ($0.04 and $0.18 per share, respectively)              (815,185)            (3,575,561)
     Class C ($0.04 and $0.18 per share, respectively)              (227,440)              (893,146)
     Class K ($0.04 and $0.01 per share, respectively)*                 (484)                    (6)
     Class R ($0.04 and $0.18 per share, respectively)              (128,445)               (24,055)
     Class Y ($0.04 and $0.18 per share, respectively)              (170,006)            (1,337,882)
----------------------------------------------------------------------------------------------------
        Total distributions to shareowners                    $   (6,361,933)        $  (11,233,065)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                  $   74,262,486         $   76,459,396
Reinvestment of distributions                                      5,975,163             10,525,965
Cost of shares repurchased                                       (98,774,337)           (75,755,975)
----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from Fund share transactions                          $  (18,536,688)        $   11,229,386
----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                    $     (608,566)        $    2,170,592
NET ASSETS:
Beginning of year                                             $  291,485,911         $  289,315,319
----------------------------------------------------------------------------------------------------
End of year                                                   $  290,877,345         $  291,485,911
====================================================================================================
Undistributed net investment income                           $      440,039         $       47,498
====================================================================================================

*     Class K shares commenced operations on December 1, 2015.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.


The accompanying notes are an integral part of these financial statements.

50 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

                                  Year Ended        Year Ended        Year Ended       Year Ended
                                  7/31/17           7/31/17           7/31/16          7/31/16
                                  Shares            Amount            Shares**         Amount**
Class A
Shares sold                        2,782,536        $ 25,754,501       4,684,605       $ 41,246,439
Reinvestment of distributions        432,032           3,967,783         758,976          6,724,998
Less shares repurchased           (4,208,615)        (38,904,801)     (5,001,152)       (43,980,797)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)        (994,047)       $ (9,182,517)        442,429       $  3,990,640
====================================================================================================
Class C
Shares sold                        1,075,844        $  9,835,642       2,293,830       $ 20,079,184
Reinvestment of distributions         72,511             658,325         145,141          1,277,307
Less shares repurchased           (1,671,500)        (15,354,537)     (1,413,668)       (12,333,741)
----------------------------------------------------------------------------------------------------
     Net increase (decrease)        (523,145)       $ (4,860,570)      1,025,303       $  9,022,750
====================================================================================================
Class K*
Shares sold                           10,112        $     90,012           1,110       $     10,000
Reinvestment of distributions             --                  --              --                 --
Less shares repurchased                   --                  --              --                 --
----------------------------------------------------------------------------------------------------
     Net increase                     10,112        $     90,012           1,110       $     10,000
====================================================================================================
Class R
Shares sold                        2,852,530        $ 25,536,217         390,318       $  3,431,470
Reinvestment of distributions         55,645             510,155              --                 --
Less shares repurchased             (414,219)         (3,879,662)        (43,578)          (385,174)
----------------------------------------------------------------------------------------------------
     Net increase                  2,493,956        $ 22,166,710         346,740       $  3,046,296
====================================================================================================
Class Y
Shares sold                        1,396,908        $ 13,046,114       1,321,532       $ 11,692,303
Reinvestment of distributions         90,726             838,900         283,483          2,523,660
Less shares repurchased           (4,473,330)        (40,635,337)     (2,159,359)       (19,056,263)
----------------------------------------------------------------------------------------------------
     Net decrease                 (2,985,696)       $(26,750,323)       (554,344)      $ (4,840,300)
====================================================================================================

*     Class K shares commenced operations on December 1, 2015.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.


The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 51

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year           Year          Year          Year
                                                              Ended          Ended          Ended         Ended         Ended
                                                              7/31/17        7/31/16**      7/31/15**     7/31/14**     7/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $   9.07       $   9.36       $   9.76      $  10.62      $   9.64
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $   0.17(a)    $   0.16(a)    $   0.18      $   0.22      $   0.22
  Net realized and unrealized gain (loss) on investments          0.62          (0.09)          0.46          1.06          1.21
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $   0.79       $   0.07       $   0.64      $   1.28      $   1.43
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                       $  (0.17)      $  (0.18)      $  (0.18)     $  (0.22)     $  (0.24)
  Net realized gain                                              (0.04)         (0.18)         (0.86)        (1.92)        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.21)      $  (0.36)      $  (1.04)     $  (2.14)     $  (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.58       $  (0.29)      $  (0.40)     $  (0.86)     $   0.98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.65       $   9.07       $   9.36      $   9.76      $  10.62
====================================================================================================================================
Total return*                                                     8.94%(b)       0.88%          6.82%         13.63%        15.21%
Ratio of net expenses to average net assets                       1.16%          1.16%          1.16%          1.16%         1.16%
Ratio of net investment income (loss) to average net assets       1.87%          1.87%          1.89%          2.22%         2.20%
Portfolio turnover rate                                             51%            47%            44%            49%           41%
Net assets, end of period (in thousands)                      $179,867       $178,013       $179,691       $149,672      $134,933
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets                            1.19%          1.22%          1.23%          1.25%         1.28%
  Net investment income (loss) to average net assets              1.84%          1.81%          1.82%          2.13%         2.08%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 8.83%.


The accompanying notes are an integral part of these financial statements.

52 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

------------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year           Year          Year          Year
                                                              Ended          Ended          Ended         Ended         Ended
                                                              7/31/17        7/31/16**      7/31/15**     7/31/14**     7/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $  9.00        $  9.30        $  9.70       $ 10.58       $  9.61
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $  0.10(a)     $  0.10(a)     $  0.11       $  0.15       $  0.13
  Net realized and unrealized gain (loss) on investments         0.62          (0.11)          0.47          1.04          1.22
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.72        $ (0.01)       $  0.58       $  1.19       $  1.35
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                       $ (0.10)       $ (0.11)       $ (0.12)      $ (0.15)      $ (0.17)
  Net realized gain                                             (0.04)         (0.18)         (0.86)        (1.92)        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.14)       $ (0.29)       $ (0.98)      $ (2.07)      $ (0.38)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.58        $ (0.30)       $ (0.40)      $ (0.88)      $  0.97
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.58        $  9.00        $  9.30       $  9.70       $ 10.58
====================================================================================================================================
Total return*                                                    8.10%          0.04%          6.14%(b)     12.60%        14.35%
Ratio of net expenses to average net assets                      1.91%          1.93%          1.93%         1.95%         2.01%
Ratio of net investment income (loss) to average net assets      1.12%          1.10%          1.10%         1.48%         1.25%
Portfolio turnover rate                                            51%            47%            44%           49%           41%
Net assets, end of period (in thousands)                      $46,520        $48,385        $40,470       $23,695       $28,019
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2015, the total return would have been 6.03%.


The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 53

-----------------------------------------------------------------------------------------
                                                               Year
                                                               Ended           12/1/15 to
                                                               7/31/17         7/31/16***
-----------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                           $ 9.06          $ 9.01
-----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $ 0.20(a)       $ 0.12(a)
  Net realized and unrealized gain (loss) on investments         0.63            0.08
-----------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $ 0.83          $ 0.20
-----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                        $(0.20)         $(0.14)
  Net realized gain                                             (0.04)          (0.01)
-----------------------------------------------------------------------------------------
Total distributions                                            $(0.24)         $(0.15)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ 0.59          $ 0.05
-----------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 9.65          $ 9.06
=========================================================================================
Total return*                                                    9.36%(c)        2.29%(b)
Ratio of net expenses to average net assets                      0.85%           0.98%**
Ratio of net investment income (loss) to average net assets      2.19%           2.00%**
Portfolio turnover rate                                            51%             47%
Net assets, end of period (in thousands)                       $  108          $   10
=========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

*** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Not annualized.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended July 31, 2017, the total return would have been 9.25%.


The accompanying notes are an integral part of these financial statements.

54 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

-------------------------------------------------------------------------------------------------
                                                         Year          Year
                                                         Ended         Ended          7/1/15 to
                                                         7/31/17       7/31/16***     7/31/15***
-------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                     $  9.06       $ 9.36         $9.27
-------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                           $  0.15(c)    $ 0.15(c)      $0.00(a)
  Net realized and unrealized gain (loss)
     on investments                                         0.63        (0.10)         0.09
-------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations       $  0.78       $ 0.05         $0.09
-------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                  $ (0.16)      $(0.17)        $  --
  Net realized gain                                        (0.04)       (0.18)           --
-------------------------------------------------------------------------------------------------
Total distributions                                     $  (0.20)      $(0.35)        $  --
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $  0.58       $(0.30)        $0.09
-------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  9.64       $ 9.06         $9.36
=================================================================================================
Total return*                                               8.78%        0.67%         0.97%(b)
Ratio of net expenses to average net assets                 1.30%        1.30%         1.30%**
Ratio of net investment income (loss) to average
 net assets                                                 1.64%        1.73%         2.73%**
Portfolio turnover rate                                       51%          47%           44%
Net assets, end of period (in thousands)                 $27,533       $3,277         $ 139
Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses to average net assets                      1.56%        1.53%         1.67%**
  Net investment income (loss) to average net assets        1.38%        1.50%         2.36%**
=================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

*** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a)   Amount rounds to less than $0.01 or $(0.01) per share.

(b)   Not annualized.

(c) The per-share data presented above is based on the average shares outstanding for the period presented.


The accompanying notes are an integral part of these financial statements.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 55

------------------------------------------------------------------------------------------------------------------------------------
                                                              Year           Year           Year          Year          Year
                                                              Ended          Ended          Ended         Ended         Ended
                                                              7/31/17        7/31/16**      7/31/15**     7/31/14**     7/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $  9.11        $  9.41        $  9.79       $ 10.66       $  9.66
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $  0.20(a)     $  0.18(a)     $  0.20       $  0.24       $  0.23
  Net realized and unrealized gain (loss) on investments         0.63          (0.11)          0.48          1.06          1.24
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  0.83        $  0.07        $  0.68       $  1.30       $  1.47
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                       $ (0.19)       $ (0.19)       $ (0.20)      $ (0.25)      $ (0.26)
  Net realized gain                                             (0.04)         (0.18)         (0.86)        (1.92)        (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.23)       $ (0.37)       $ (1.06)      $ (2.17)      $ (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.60        $ (0.30)       $ (0.38)      $ (0.87)      $  1.00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.71        $  9.11        $  9.41       $  9.79       $ 10.66
====================================================================================================================================
Total return*                                                    9.26%          0.95%          7.17%        13.77%        15.71%
Ratio of net expenses to average net assets                      0.95%          0.95%          0.93%         0.95%         0.90%
Ratio of net investment income (loss) to average net assets      2.13%          2.08%          2.10%         2.47%         2.56%
Portfolio turnover rate                                            51%            47%            44%           49%           41%
Net assets, end of period (in thousands)                      $36,849        $61,801        $69,014       $37,507       $26,234
====================================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Classic Balanced Fund Annual Report | 7/31/17

Notes to Financial Statements | 7/31/17

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K shares commenced operations on December 1, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 57

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. Financial statements with a period end date on or after August 1, 2017 are required to be in compliance with the amendments to Regulation S-X. Although still evaluating the impact of these amendments, management expects the Fund's adoption to be limited to additional financial statement disclosures.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities

58 Pioneer Classic Balanced Fund | Annual Report | 7/31/17 used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Cash may include overnight time deposits at approved financial institutions.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser,

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 59 pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At July 31, 2017, there were no securities valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

60 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2017, the Fund reclassified $349,172 to increase undistributed net investment income and $349,172 to decrease accumulated net realized gain on investments, class actions, futures contracts and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 61

      The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 were as follows:

      --------------------------------------------------------------------------
                                                    2017                    2016
      --------------------------------------------------------------------------
      Distributable paid from:
      Ordinary income                         $5,020,373             $ 5,402,415
      Long-term capital gain                   1,341,560               5,830,650
      --------------------------------------------------------------------------
          Total                               $6,361,933             $11,233,065
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax basis at July 31, 2017:

      --------------------------------------------------------------------------
                                                                            2017
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                  $ 3,886,946
      Undistributed long-term capital gain                             5,799,277
      Unrealized appreciation                                         40,820,188
      --------------------------------------------------------------------------
          Total                                                      $50,506,411
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings and common stock, and interest accruals on preferred stock.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor, the principal underwriter for the Fund earned $29,257 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2017.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

62 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Insurance-linked securities (ILS)

      The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.


                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 63

      The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

      Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not

64 Pioneer Classic Balanced Fund | Annual Report | 7/31/17 have a right to the securities, or the immediate right to sell the securities. As of and for the year ended July 31, 2017, the Fund had no open repurchase agreements.

J.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2017, was $101,500 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended July 31, 2017, was $(5,378,576).

      At July 31, 2017, open futures contracts were as follows:

        -----------------------------------------------------------------------------------------
                                      Number of                                    Unrealized
                                      Contracts      Settlement                    Appreciation
        Description   Counterparty    Long/(Short)   Month         Value           (Depreciation)
        -----------------------------------------------------------------------------------------
        U.S. 2 Year
        Note (CBT)    Citibank NA       25           9/17          $  5,408,594    $ 1,896
        U.S. Long
        Bond (CBT)    Citibank NA       14           9/17             2,141,562      8,857
        U.S. 10 Year
        Note (CBT)    Citibank NA      (32)          9/17            (4,028,500)   (10,497)
        U.S. 5 Year
        Note (CBT)    Citibank NA     (110)          9/17           (12,996,328)   (11,782)
        U.S. 10 Year
        Ultra Bond
        (CBT)         Citibank NA      (17)          9/17            (2,295,797)    (7,471)
        U.S. Ultra
        Bond (CBT)    Citibank NA        5           9/17               822,500      9,229
        -----------------------------------------------------------------------------------------
              Total                                                $(10,947,969)   $(9,768)
        =========================================================================================

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 65

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion and 0.55% of the Fund's average daily net assets over $5 billion. For the year ended July 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

The Adviser contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.16%, 0.90% and 1.30% of the average daily net assets attributable to Class A, Class K and Class R shares, respectively. These expense limitations are in effect through December 1, 2019 for Class A shares, Class K shares and Class R shares. Fees waived and expenses reimbursed during the year ended July 31, 2017 are reflected on the Statement of Operations. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $64,193 in management fees, administrative costs and certain other reimbursements payable to the Adviser at July 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended July 31, 2017, such out-of-pocket expenses by class of shares were as follows:

-----------------------------------------------------------------------------
Shareholder Communications:
-----------------------------------------------------------------------------
Class A                                                               $50,716
Class C                                                                 9,349
Class K                                                                    14
Class R                                                                   139
Class Y                                                                   558
-----------------------------------------------------------------------------
  Total                                                               $60,776
=============================================================================

66 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

4. Distribution Plan

The Fund has adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares held by such plans. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,852 in distribution fees payable to the Distributor at July 31, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R or Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2017, CDSCs in the amount of $8,044 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective
February 8, 2017, the Fund participates in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 67 borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2017, the Fund had no borrowings under the credit facility.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

68 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2017 was as follows:

--------------------------------------------------------------------------------
Statement of               Interest              Foreign
Assets and                 Rate        Credit    Exchange    Equity    Commodity
Liabilities                Risk        Risk      Risk        Risk      Risk
--------------------------------------------------------------------------------
Assets
 Net appreciation on
   futures contracts*      $19,982     $--       $--         $--       $--
--------------------------------------------------------------------------------
 Total Value               $19,982     $--       $--         $--       $--
================================================================================
Liabilities
 Net depreciation on
   futures contracts*      $29,750      --        --          --        --
--------------------------------------------------------------------------------
 Total Value               $29,750     $--       $--         $--       $--
================================================================================

*     Reflects unrealized appreciation/depreciation of futures contracts (see
      Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2017 was as follows:

--------------------------------------------------------------------------------
                              Interest              Foreign
                              Rate          Credit  Exchange   Equity  Commodity
Statement of Operations       Risk          Risk    Rate Risk  Risk    Risk
--------------------------------------------------------------------------------
Net realized gain (loss) on
 Futures contracts            $(339,443)    $--     $--        $--     $--
--------------------------------------------------------------------------------
 Total Value                  $(339,443)    $--     $--        $--     $--
================================================================================
Change in net unrealized
 appreciation
 (depreciation) on
 Futures contracts            $ (30,883)    $--     $--        $--     $--
--------------------------------------------------------------------------------
 Total Value                  $ (30,883)    $--     $--        $--     $--
================================================================================

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareholders of Pioneer Classic Balanced Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Classic Balanced Fund (the "Fund"), one of the funds constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended July 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2016 and the financial highlights in the periods ended July 31, 2014, July 31, 2015 and July 31, 2016 were audited by another independent registered public accounting firm whose report, dated September 28, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund at July 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and the financial highlights for the year ended July 31, 2013 in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 27, 2017

70 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

ADDITIONAL INFORMATION (unaudited)

For the year ended July 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2017 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 77.28%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 37.49%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years preceding the fiscal year ended July 31, 2017, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 71 resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended July 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and
(x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the

72 Pioneer Classic Balanced Fund | Annual Report | 7/31/17 financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 73

Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Classic Balanced Fund (the Fund) pursuant to an investment management agreement between Amundi Pioneer and the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Fund at a meeting held on June 13, 2017. The Board of Trustees of the Fund also approved an interim investment management agreement between Amundi Pioneer and the Fund (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Fund did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of

74 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale; (iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Fund and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 75 one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for

76 Pioneer Classic Balanced Fund | Annual Report | 7/31/17 further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Fund and that are expected to be provided by Amundi Pioneer to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 77

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Fund. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with Amundi Pioneer on a regular basis.

78 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that Amundi Pioneer had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 79

Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Fund, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

80 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Fund, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 81

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

82 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                  Other Directorships
Position Held With the Fund    Length of Service        Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)           Trustee since 2006.      Private investor (2004 - 2008 and 2013 -   Director, Broadridge Financial
Chairman of the Board          Serves until a           present); Chairman (2008 - 2013) and       Solutions, Inc. (investor
and Trustee                    successor trustee is     Chief Executive Officer (2008 - 2012),     communications and securities
                               elected or earlier       Quadriserv, Inc. (technology products      processing provider for
                               retirement or removal.   for securities lending industry); and      financial services industry)
                                                        Senior Executive Vice President, The       (2009 - present); Director,
                                                        Bank of New York (financial and            Quadriserv, Inc. (2005 - 2013);
                                                        securities services) (1986 - 2004)         and Commissioner, New
                                                                                                   Jersey State Civil Service
                                                                                                   Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)             Trustee since 2005.      Managing Partner, Federal City Capital     Director of New York Mortgage
Trustee                        Serves until a           Advisors (corporate advisory services      Trust (publicly-traded
                               successor trustee is     company) (1997 - 2004 and 2008 -           mortgage REIT) (2004 - 2009,
                               elected or earlier       present); Interim Chief Executive          2012 - present); Director of
                               retirement or removal.   Officer, Oxford Analytica, Inc.            The Swiss Helvetia Fund, Inc.
                                                        (privately held research and consulting    (closed-end fund) (2010 -
                                                        company) (2010); Executive Vice President  present); Director of Oxford and Chief Financial Officer, I-trax, Inc.  Analytica, Inc. (2008 -
                                                        (publicly traded health care services      present); and Director of
                                                        company) (2004 - 2007); and Executive      Enterprise Community
                                                        Vice President and Chief Financial         Investment, Inc.
                                                        Officer, Pedestal Inc. (internet-based     (privately-held affordable
                                                        mortgage trading company) (2000 - 2002);   housing finance company)
                                                        Private Consultant (1995 - 1997);          (1985 - 2010)
                                                        Managing Director, Lehman Brothers
                                                        1992 - 1995); Executive, The World Bank
                                                        (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)      Trustee since 2008.      William Joseph Maier Professor              Trustee, Mellon Institutional
Trustee                        Serves until a           of Political Economy, Harvard               Funds Investment Trust and
                               successor trustee        University (1972 - present)                 Mellon Institutional Funds
                               is elected or earlier                                                Master Portfolio (oversaw 17
                               retirement or removal.                                               portfolios in fund complex)
                                                                                                    (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)      Trustee since 2005.      Founding Director, Vice-President and       None
Trustee                        Serves until a           Corporate Secretary, The Winthrop
                               successor trustee is     Group, Inc. (consulting firm) (1982 -
                               elected or earlier       present); Desautels Faculty of
                               retirement or removal.   Management, McGill University (1999 -
                                                        present); and Manager of Research
                                                        Operations and Organizational Learning,
                                                        Xerox PARC, Xerox's advance research
                                                        center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 83

Independent Trustees (continued)
------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service         Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017.       Chief Investment Officer, 1199 SEIU Funds  None
Trustee                      (Advisory Trustee from    (healthcare workers union pension funds)
                             2014 - 2017) Serves       (2001 - present); Vice President -
                             until a successor         International Investments Group,
                             trustee is elected or     American International Group, Inc.
                             earlier retirement        (insurance company) (1993 - 2001);
                             or removal.               Vice President, Corporate Finance and
                                                       Treasury Group, Citibank, N.A. (1980 -
                                                       1986 and 1990 - 1993); Vice President -
                                                       Asset/Liability Management Group,
                                                       Federal Farm Funding Corporation
                                                       (government-sponsored issuer of debt
                                                       securities) (1988 - 1990); Mortgage
                                                       Strategies Group, Shearson Lehman Hutton,
                                                       Inc. (investment bank) (1987 - 1988);
                                                       Mortgage Strategies Group, Drexel
                                                       Burnham Lambert, Ltd. (investment bank)
                                                       (1986 - 1987)
-----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 2005.       President and Chief Executive Officer,     Director of New America High
Trustee                      Serves until a successor  Newbury Piret Company (investment          Income Fund, Inc. (closed-end
                             trustee is elected        banking firm) (1981 - present)             investment company) (2004 -
                             or earlier retirement                                                present); and Member, Board
                             or removal.                                                          of Governors, Investment
                                                                                                  Company Institute (2000 - 2006)
----------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014.       Consultant (investment company services)   None
Trustee                      Serves until a successor  (2012 - present); Executive Vice
                             trustee is elected        President, BNY Mellon (financial and
                             or earlier retirement     investment company services) (1969 - 2012);
                             or removal.               Director, BNY International Financing Corp.
                                                       (financial services) (2002 - 2012);
                                                       Director, Mellon Overseas Investment
                                                       Corp. (financial services) (2009 - 2012)
-----------------------------------------------------------------------------------------------------------------------------------

84 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service         Principal Occupation                       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*          Trustee since 2017.       Chair, Director, CEO and President of      None
Trustee, President and       Serves until a successor  Amundi Pioneer Asset Management USA, Inc.
Chief Executive Officer      trustee is elected        (since September 2014); Chair, Director
                             or earlier retirement     and CEO of Amundi Pioneer Asset
                             or removal                Management, Inc. (since September 2014);
                                                       Chair, Director and CEO of Amundi Pioneer
                                                       Distributor, Inc. (since September 2014);
                                                       Chair, Director, CEO and President of
                                                       Amundi Pioneer Institutional Asset
                                                       Management, Inc. (since September 2014);
                                                       Managing Director, Morgan Stanley
                                                       Investment Management (2010 - 2013);
                                                       Director of Institutional Business, CEO
                                                       of International, Eaton Vance Management
                                                       (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014.       Director and Executive Vice President      None
Trustee                      Serves until a successor  (since 2008) and Chief Investment Officer,
                             trustee is elected        U.S. (since 2010) of Amundi Pioneer Asset
                             or earlier retirement     Management USA, Inc.; Executive Vice
                             or removal                President and Chief Investment Officer,
                                                       U.S. of Amundi Pioneer (since 2008);
                                                       Executive Vice President of Amundi Pioneer
                                                       Institutional Asset Management, Inc.
                                                       (since 2009); Portfolio Manager of Amundi
                                                       Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 85

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service         Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)   Since 2005. Serves        Vice President and Associate General         None
Secretary and                at the discretion         Counsel of Amundi Pioneer since January
Chief Legal Officer          of the Board.             2008; Secretary and Chief Legal Officer
                                                       of all of the Pioneer Funds since June
                                                       2010; Assistant Secretary of all of the
                                                       Pioneer Funds from September 2003 to May
                                                       2010; Vice President and Senior Counsel
                                                       of Amundi Pioneer from July 2002 to
                                                       December 2007
-----------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves        Fund Governance Director of Amundi Pioneer   None
Assistant Secretary          at the discretion         since December 2006 and Assistant Secretary
                             of the Board.             of all the Pioneer Funds since June 2010;
                                                       Manager - Fund Governance of Amundi
                                                       Pioneer from December 2003 to November
                                                       2006; and Senior Paralegal of Amundi
                                                       Pioneer from January 2000 to November 2003
-----------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)            Since 2010. Serves        Senior Counsel of Amundi Pioneer since       None
Assistant Secretary          at the discretion         May 2013 and Assistant Secretary of all
                             of the Board.             the Pioneer Funds since June 2010; Counsel
                                                       of Amundi Pioneer from June 2007 to
                                                       May 2013
-----------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)         Since 2008. Serves        Vice President - Fund Treasury of Amundi     None
Treasurer and Chief          at the discretion         Pioneer; Treasurer of all of the Pioneer
Financial and                of the Board.             Funds since March 2008; Deputy Treasurer
Accounting Officer                                     of Amundi Pioneer from March 2004 to
                                                       February 2008; and Assistant Treasurer of
                                                       all of the Pioneer Funds from March 2004
                                                       to February 2008
-----------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)        Since 2005. Serves        Director - Fund Treasury of Amundi           None
Assistant Treasurer          at the discretion         Pioneer; and Assistant Treasurer of all
                             of the Board.             of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)           Since 2005. Serves        Fund Accounting Manager - Fund Treasury      None
Assistant Treasurer          at the discretion         of Amundi Pioneer; and Assistant Treasurer
                             of the Board.             of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)        Since 2009. Serves        Fund Administration Manager - Fund           None
Assistant Treasurer          at the discretion         Treasury of Amundi Pioneer since November
                             of the Board.             2008; Assistant Treasurer of all of the
                                                       Pioneer Funds since January 2009; Client
                                                       Service Manager - Institutional Investor
                                                       Services at State Street Bank from March
                                                       2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------

86 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service         Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)         Since 2010. Serves        Chief Compliance Officer of Amundi Pioneer   None
Chief Compliance Officer     at the discretion         and of all the Pioneer Funds since March
                             of the Board.             2010; Chief Compliance Officer of Amundi
                                                       Pioneer Institutional Asset Management,
                                                       Inc. since January 2012; Chief Compliance
                                                       Officer of Vanderbilt Capital Advisors,
                                                       LLC since July 2012: Director of Adviser
                                                       and Portfolio Compliance at Amundi Pioneer
                                                       since October 2005; Senior Compliance
                                                       Officer for Columbia Management Advisers,
                                                       Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)         Since 2006. Serves        Director - Transfer Agency Compliance of     None
Anti-Money                   at the  discretion        Amundi Pioneer and Anti-Money Laundering
Laundering Officer           of the Board.             Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 87

                          This page is for your notes.

88 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

                          This page is for your notes.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 89

                          This page is for your notes.

90 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

                          This page is for your notes.

                      Pioneer Classic Balanced Fund | Annual Report | 7/31/17 91

                          This page is for your notes.

92 Pioneer Classic Balanced Fund | Annual Report | 7/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)


Visit our web site: www.amundipioneer.com




This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19418-11-0917


                        Pioneer Multi-Asset
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | July 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PMAIX
                        Class C     PMACX
                        Class K     PMFKX
                        Class R     PMFRX
                        Class Y     PMFYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                          visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               17

Schedule of Investments                                                       19

Financial Statements                                                          43

Notes to Financial Statements                                                 52

Report of Independent Registered Public Accounting Firm                       72

Additional Information                                                        73

Approval of New and Interim Management Agreements                             76

Trustees, Officers and Service Providers                                      84

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 1

President's Letter

We are very pleased to announce that on July 3, 2017, Amundi Asset Management, a large European asset manager, officially acquired Pioneer Investments and announced the completion of a merger which combined Pioneer Investment Management USA, Inc., in Boston and Amundi Smith Breeden in Durham, N.C., to form Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"). Amundi Smith Breeden, founded as Smith Breeden Associates in 1982, is a highly regarded relative-value credit investor managing an extensive range of fixed-income strategies tailored to the needs of institutional investors.

Our new brand, Amundi Pioneer, now signifies:

o Ownership by Amundi Asset Management ("Amundi"). Amundi is Europe's largest asset manager and among the world's top 10 asset managers, as measured by assets under management (AUM), with approximately $1.3 trillion AUM.

o    The significantly larger scale and resources of the combined firms.

o Amundi's desire to maintain the strong brand recognition of Pioneer in the U.S., which dates back to 1928.

We would like to stress to shareowners that all of the Pioneer mutual funds have retained their previous names. In addition, there have been no changes to the portfolio managers or the funds' investment strategies as a result of the merger. Amundi Pioneer's newly combined investment team works together as one unit, discussing investment ideas, participating in research meetings, and collaborating across the expanded organization.

We are looking forward to the opportunity to leverage the broad global resources of Amundi. In bringing together Pioneer and Amundi Smith Breeden, we have combined organizations that share similar investment philosophies and corporate cultures, and that value teamwork across a collegial, collaborative environment. We are very excited about our future, as we believe the greater scale and expanded global reach of the combined firm provides several opportunities to better meet the needs of today's investors by exploring new, innovative investment solutions and integrating the abundance of thought leadership resources at Amundi, while also maintaining our commitment to providing existing shareowners with outstanding service locally.

2 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Since 1928, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe Amundi Pioneer's shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future as we move into a new and exciting era.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
July 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 3

Portfolio Management Discussion |7/31/17

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments, your advisor, or the methods you use to communicate with us, as the investor contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following interview, portfolio managers Marco Pirondini and Tracy Wright discuss Pioneer Multi-Asset Income Fund's investment strategies and performance during the 12-month reporting period ended July 31, 2017, along with their outlook for the coming months. Mr. Pirondini, Executive Vice President, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Ms. Wright, a senior vice president and portfolio manager at Amundi Pioneer, co-manage the Fund along with Michele Garau, a senior vice president and a portfolio manager at Amundi Pioneer, and Charles Melchreit, a senior vice president, Director of Investment Grade, and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the 12-month period ended July 31, 2017?

A The Fund's Class A shares returned 16.13% at net asset value during the 12-month period ended July 31, 2017, while the Fund's benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index (the Bloomberg Barclays Index) and the Morgan Stanley Capital International Index (MSCI) All Country World ND Index (the MSCI Index)(1), returned -0.51% and

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

     17.06%, respectively. During the same period, the average return of the 359 mutual funds in Lipper's Mixed-Asset Target Allocation Conservative Funds category was 5.53%, and the average return of the 501 mutual funds in Morningstar's 30% to 50% Equity Allocation Funds category was 6.42%.

Q How would you describe the global investment environment during the 12-month period ended July 31, 2017?

A The reporting period encapsulated a very positive time to be invested in global markets. At the beginning of the period in August 2016, global markets were in the process of recovering from the surprise decision by voters in the United Kingdom (U.K.) to leave the European Union (E.U.), an economic slowdown in Japan, and uncertainty driven by the impending U.S. presidential election that November. However, with signs that the U.S. economy was strengthening, and with central banks outside the United States taking actions aimed at fostering economic growth - such as introducing negative interest rates - market sentiment steadily improved. Optimism about the pro-growth agenda of the new U.S. administration added momentum to the late-2016 rally, pushing U.S. equity market indices to all-time highs.

     As the reporting period progressed, global equities continued to perform well, but market leadership shifted from the United States to the international markets. With better-than-expected economic growth in China and India as well as a recovery in commodity prices, the emerging markets returned more than 19% for the final six months of the 12-month reporting period. European stocks rose by nearly 17% over the same six months, driven by the improvement in the euro zone's economic growth rate and the market-friendly outcome in the French elections, which saw the pro-E.U. Emmanuel Macron emerge victorious. U.S. stocks continued to rally over the second half of the period, but at a more tempered pace than international stocks, as there was increasing skepticism about stock price valuations, and about President Trump's ability to implement his economic agenda after multiple attempts to repeal and/or alter the Affordable Care Act failed to pass a Republican-controlled Congress.

Q Which of your investment strategies or individual portfolio holdings contributed positively to the Fund's benchmark-relative performance during the 12-month period ended July 31, 2017?

A The Fund enjoyed strong performance during the reporting period in both absolute and benchmark-relative terms. The positive performance was due to our flexible, go-anywhere investment approach in managing the portfolio, which allows us to adapt to changing market conditions by investing in multiple asset classes and multiple regions across the various global markets. Not only did the Fund outperform its primary benchmark, the Bloomberg Barclays Index, by a wide margin over the period, it also came close to beating the return of the secondary benchmark, the MSCI Index, which is a pure equity index, even with just (roughly) half of the portfolio's total investment portfolio held in equities.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 5

     A significant portion of the Fund's outperformance came from our asset allocation strategies -- in particular, an overweight exposure to equities and, within that asset class, an overweight position in international equities relative to the MSCI Index. The Fund's positioning proved timely given the strong performance of both European and emerging markets stocks, each of which rallied strongly over the second half of the period and ended up returning more than 20% for the full 12 months (European stocks were up by 20%, while emerging markets equities exceeded a 25% return). Those numbers easily bested the performance of U.S. equities, as measured by the Standard & Poor's 500 Index, which returned 16% for the 12-month period. In addition, overweight portfolio exposures to high-yield bonds, business development companies (BDCs), equity-linked notes, and emerging markets and structured bonds augmented the Fund's benchmark-relative returns.

     Security selection was particularly strong for the Fund during the period, especially among the portfolio's equity, high-yield bond, real estate, and emerging markets bond positions. At the individual security level, the Fund's positioning in technology giant Apple was the most significant contributor to relative performance. Meanwhile, investments in SK Hynix (semiconductors) and Microsoft were also notable contributors to the Fund's benchmark-relative returns.

     With regard to sector allocation, the Fund's exposure to financials was beneficial for relative performance. Holdings of European financials, such as ING Group, were especially noteworthy contributors. In recent years, European banks have strengthened their balance sheets and reduced the risk profile of their assets. Accordingly, we believe European banks are generally better capitalized and are operating in a more efficient manner than several years ago, thus positioning them to grow earnings after spending significant time building up capital. The Fund's investments in BDCs, such as Ares Capital, also fared well during the reporting period.

     On the negative side, the Fund's investments in forward foreign currency contracts (forwards) detracted from relative performance. We used the forwards, which are agreements between two parties to buy and sell currencies at a set price on a future date, primarily to manage currency risk resulting from the portfolio's country and regional positioning. The use of forwards, while a positive performance contributor in the first half of the reporting period, ended up as a net detractor from benchmark-relative returns over the full 12 months, given the rally in foreign currencies over the final half of the period.

Q What changes did you make to the Fund's positioning during the 12-month period ended July 31, 2017?

A When the reporting period began, the Fund had a strategic emphasis on U.S. corporate bonds and U.S. equities. At that time, approximately 53% of the Fund's positions were in equities (32% in U.S. stocks), and 47% were in fixed income (30% in U.S. corporate bonds, the majority of which were high-yield securities).

6 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

     By the end of the reporting period, however, we had shifted the portfolio to a strategic emphasis on international stocks, given their relatively more attractive valuations compared with U.S. equities, in our view. Additionally, we trimmed the Fund's U.S. high-yield corporate bond exposure after a period of strong performance by the asset class. We reinvested those sale proceeds into the emerging markets, structured bonds, and mortgage-backed securities. We also increased the Fund's cash position in an effort to help reduce credit risk and to provide both liquidity and flexibility, which could enable us to move quickly when good investment opportunities present themselves.

     While we remain committed to investing in high-yield bonds given their positive fundamentals - particularly higher-quality issuers - we believe diversifying* into other areas of the fixed-income markets may help reduce the overall credit risk and duration, or interest-rate sensitivity, of the portfolio. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) At the end of the period, the Fund had a short-duration position relative to the Bloomberg Barclays Index, as we believe that may help protect the portfolio in an environment where global economic growth could create inflationary pressures and the potential for further interest-rate normalization by central banks.

     We also sold the Fund's positions in BDCs after a period of strong appreciation, and added equity-linked notes, which provide a relatively high level of income along with the potential for some capital appreciation.

     As of July 31, 2017, more than 59% of the Fund's total investment portfolio was held in equities or equity-linked notes, with international stocks, at nearly 29%, leading the way. The Fund's fixed-income allocation stood at roughly 41% of the total investment portfolio at the end of the period, with U.S. corporate bonds (17%, with an emphasis on high-yield securities) the largest exposure. The remainder of the Fund's fixed-income exposure was spread across a variety of asset classes, including mortgage-backed securities, asset-backed securities, insurance-linked securities, foreign government bonds, and international corporates.

Q Did the Fund invest in any derivative securities during the 12-month period ended July 31, 2017? If so, did the derivatives have an effect on the Fund's benchmark-relative performance?

A As discussed earlier, we used forwards in an attempt to manage currency risk resulting from the portfolio's country and regional positioning. The forwards had a negative effect on the Fund's benchmark-relative performance during the period.

*    Diversification does not assure a profit nor protect against loss.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 7

Q Can you discuss the factors that influenced the Fund's yield, or distributions to shareholders, during the 12-month period ended July 31, 2017?

A The Fund made a special distribution of $0.071 per share in December 2016, which included the $0.045 per share monthly dividend** as well as an extra $0.026 per share payout resulting from higher-than-expected income generation from the portfolio's equity holdings.

     Effective with the January 2017 distribution, the Fund's monthly dividend rate was reduced from $0.045 per share to $0.040 per share, as lower overall bond yields in a low-interest-rate environment led to a reduction in the total income earned by the bond portion of the portfolio. This was due, in part, to the refinancing of existing high-yield bonds, which resulted in higher-coupon older bonds being replaced with lower-coupon securities. The Fund's distributions remained relatively stable over the final six months of the period, ending with a $0.043 per share distribution in July.

Q    What is your outlook for the coming months?

A While we believe the global economy should remain supportive of both corporate earnings growth and the equity markets, policy developments in the United States as well as geopolitical risks are likely to dominate headlines for the balance of 2017. That said, we remain positive about longer-term trends in the equity markets, and would view any market pullback as an opportunity to accumulate more assets for the Fund.

**   Dividends are not guaranteed.

Please refer to the Schedule of Investments on pages 19-42 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

High yield bonds possess greater price volatility, illiquidity, and possibility of default.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls.

Prepayment risk is the chance that an issuer may exercise the right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

8 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

Investments in equity securities are subject to price fluctuation.

Investments in small-and mid-cap stocks involve greater risks and volatility than investments in large-cap stocks.

The Fund may invest in Master Limited Partnerships, which are subject to increased risks of liquidity, price valuation, control, voting rights and taxation. In addition, the structure affords fewer protections to investors in the Partnership than direct investors in a corporation.

The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities is payable as taxable annual dividends to shareholders.

The Fund and some of the underlying funds in which the Fund invests may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund and some of the underlying funds employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund's investments decline in value.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

                     Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 9

Portfolio Summary | 7/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                28.9%
U.S. Corporate Bonds                                                       17.3%
U.S. Common Stocks                                                         16.4%
Equity Linked Notes                                                        14.0%
Foreign Government Bonds                                                    5.0%
Collateralized Mortgage Obligations                                         3.5%
Asset Backed Securities                                                     2.8%
International Corporate Bonds                                               2.4%
U.S. Government Securities                                                  2.4%
Temporary Cash Investment                                                   2.4%
Senior Secured Loans                                                        2.2%
Closed End Funds                                                            1.4%
Warrants                                                                    0.7%
Convertible Preferred Stocks                                                0.5%
Convertible Corporate Bonds                                                 0.1%

* Includes investments in Insurance Linked Securities totaling 1.7% of total investment portfolio.

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 39.4%
Information Technology                                                     10.7%
Health Care                                                                10.6%
Consumer Discretionary                                                      7.0%
Telecommunication Services                                                  6.6%
Industrials                                                                 5.7%
Energy                                                                      5.7%
Real Estate                                                                 5.5%
Government                                                                  3.4%
Materials                                                                   2.1%
Utilities                                                                   1.9%
Consumer Staples                                                            1.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.  Pfizer, Inc.                                                          4.92%
--------------------------------------------------------------------------------
 2.  Indonesia Treasury Bond, 8.75%, 5/15/31                               2.49
--------------------------------------------------------------------------------
 3.  BNP Paribas SA                                                        2.43
--------------------------------------------------------------------------------
 4.  Vodafone Group Plc                                                    2.08
--------------------------------------------------------------------------------
 5.  Fujitsu, Ltd.                                                         2.01
--------------------------------------------------------------------------------
 6.  JPMorgan Chase & Co.                                                  2.00
--------------------------------------------------------------------------------
 7.  Mitsubishi UFJ Financial Group, Inc.                                  1.91
--------------------------------------------------------------------------------
 8.  AXA SA                                                                1.82
--------------------------------------------------------------------------------
 9.  T. Rowe Price Group, Inc.                                             1.38
--------------------------------------------------------------------------------
10.  Pioneer ILS Interval Fund                                             1.36
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Prices and Distributions | 7/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         7/31/17                         7/31/16
--------------------------------------------------------------------------------
          A                            $11.69                          $10.57
--------------------------------------------------------------------------------
          C                            $11.66                          $10.55
--------------------------------------------------------------------------------
          K                            $11.85                          $10.69
--------------------------------------------------------------------------------
          R                            $11.74                          $10.62
--------------------------------------------------------------------------------
          Y                            $11.67                          $10.56
--------------------------------------------------------------------------------

Distributions per Share: 8/1/16-7/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                       Investment          Short-Term           Long-Term
         Class           Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A             $0.5382               $  --               $  --
--------------------------------------------------------------------------------
          C             $0.4477               $  --               $  --
--------------------------------------------------------------------------------
          K             $0.5699               $  --               $  --
--------------------------------------------------------------------------------
          R             $0.4875               $  --               $  --
--------------------------------------------------------------------------------
          Y             $0.5590               $  --               $  --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged measure of the U.S. bond market. The MSCI All Country World ND (with Net Dividends) Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 11

Performance Update | 7/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                         Bloomberg      MSCI
                                         Barclays       All
                Net       Public         U.S.           Country
                Asset     Offering       Aggregate      World
                Value     Price          Bond           ND
Period          (NAV)     (POP)          Index          Index
--------------------------------------------------------------------------------
Since
inception
12/22/11         9.09%     8.20%          2.56%          11.10%
5 year           8.38      7.39           2.02           10.85
1 year          16.13     10.88          -0.51           17.06
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                Gross     Net
--------------------------------------------------------------------------------
                1.31%     1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Multi-Asset     Bloomberg Barclays U.S.     MSCI All Country
            Income Fund             Aggregate Bond Index        World ND Index
12/11       $ 9,552                 $10,000                     $10,000
7/12        $10,372                 $10,378                     $10,710
7/13        $11,775                 $10,181                     $12,905
7/14        $13,396                 $10,585                     $14,958
7/15        $13,249                 $10,884                     $15,382
7/16        $13,356                 $11,530                     $15,314
7/17        $15,511                 $11,470                     $17,926

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Performance Update | 7/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                                         Bloomberg      MSCI
                                         Barclays       All
                                         U.S.           Country
                                         Aggregate      World
                If        If             Bond           ND
Period          Held      Redeemed       Index          Index
--------------------------------------------------------------------------------
Since
inception
12/22/11         8.18%     8.18%          2.56%          11.10%
5 year           7.46      7.46           2.02           10.85
1 Year          15.12     15.12          -0.51           17.06
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                2.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Multi-Asset     Bloomberg Barclays U.S.     MSCI All Country
            Income Fund             Aggregate Bond Index        World ND Index
12/11       $10,000                 $10,000                     $10,000
7/12        $10,812                 $10,378                     $10,710
7/13        $12,151                 $10,181                     $12,905
7/14        $13,711                 $10,585                     $14,958
7/15        $13,452                 $10,884                     $15,382
7/16        $13,460                 $11,530                     $15,314
7/17        $15,495                 $11,470                     $17,926

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 13

Performance Update | 7/31/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                          Bloomberg      MSCI
                          Barclays       All
                Net       U.S.           Country
                Asset     Aggregate      World
                Value     Bond           ND
Period          (NAV)     Index          Index
--------------------------------------------------------------------------------
Since
inception
12/22/11         9.48%     2.56%         11.10%
5 year           8.82      2.02          10.85
1 Year          16.65     -0.51          17.06
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                0.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer Multi-Asset     Bloomberg Barclays U.S.     MSCI All Country
            Income Fund             Aggregate Bond Index        World ND Index
12/11       $5,000,000              $5,000,000                  $5,000,000
7/12        $5,429,039              $5,189,203                  $5,355,020
7/13        $6,163,206              $5,090,349                  $6,452,651
7/14        $7,011,748              $5,292,408                  $7,479,183
7/15        $6,949,675              $5,441,860                  $7,691,060
7/16        $7,102,827              $5,764,837                  $7,657,028
7/17        $8,285,702              $5,735,173                  $8,963,147

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial high-lights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Performance Update | 7/31/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                          Bloomberg      MSCI
                          Barclays       All
                Net       U.S.           Country
                Asset     Aggregate      World
                Value     Bond           ND
Period          (NAV)     Index          Index
--------------------------------------------------------------------------------
Since
inception
12/22/11         8.95%     2.56%         11.10%
5 year           8.23      2.02          10.85
1 Year          15.53     -0.51          17.06
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                Gross
--------------------------------------------------------------------------------
                1.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

            Pioneer Multi-Asset     Bloomberg Barclays U.S.     MSCI All Country
            Income Fund             Aggregate Bond Index        World ND Index
12/11       $10,000                 $10,000                     $10,000
7/12        $10,858                 $10,378                     $10,710
7/13        $12,326                 $10,181                     $12,905
7/14        $14,024                 $10,585                     $14,958
7/15        $13,903                 $10,884                     $15,382
7/16        $13,959                 $11,530                     $15,314
7/17        $16,127                 $11,470                     $17,926

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on December 1, 2014, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning December 1, 2014, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please see the financial highlights for more recent expense ratios. Expense ratios in the financial high-lights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 15

Performance Update | 7/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of July 31, 2017)
--------------------------------------------------------------------------------
                          Bloomberg      MSCI
                          Barclays       All
                Net       U.S.           Country
                Asset     Aggregate      World
                Value     Bond           ND
Period          (NAV)     Index          Index
--------------------------------------------------------------------------------
Since
inception
12/22/11         9.26%     2.56%         11.10%
5 year           8.54      2.02          10.85
1 Year          16.27     -0.51          17.06

--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017)
--------------------------------------------------------------------------------
                Gross     Net
--------------------------------------------------------------------------------
                1.09%     1.02%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

            Pioneer Multi-Asset     Bloomberg Barclays U.S.     MSCI All Country
            Income Fund             Aggregate Bond Index        World ND Index
12/11       $5,000,000              $5,000,000                  $5,000,000
7/12        $5,438,634              $5,189,203                  $5,355,020
7/13        $6,174,439              $5,090,349                  $6,452,651
7/14        $7,039,302              $5,292,408                  $7,479,183
7/15        $6,976,906              $5,441,860                  $7,691,060
7/16        $7,046,997              $5,764,837                  $7,657,028
7/17        $8,193,302              $5,735,173                  $8,963,147

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through December 1, 2018, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information. Please see the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on actual returns from February 1, 2017, through July 31, 2017.

--------------------------------------------------------------------------------
Share Class                A          C           K           R           Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 2/1/17
--------------------------------------------------------------------------------
Ending Account Value   $1,089.81   $1,085.73   $1,091.00   $1,087.96   $1,091.02
(after expenses)
on 7/31/17
--------------------------------------------------------------------------------
Expenses Paid          $    4.40   $    8.74   $    3.27   $    7.09   $    3.37
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.69%, 0.63%, 1.37% and 0.65% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2017, through July 31, 2017.

--------------------------------------------------------------------------------
Share Class                A          C            K          R            Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 2/1/17
--------------------------------------------------------------------------------
Ending Account Value   $1,020.58   $1,016.41   $1,021.67   $1,018.00   $1,021.57
(after expenses)
on 7/31/17
--------------------------------------------------------------------------------
Expenses Paid          $    4.26   $    8.45   $    3.16   $    6.85   $    3.26
 During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.85%, 1.69%, 0.63%, 1.37% and 0.65% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

18 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Schedule of Investments | 7/31/17

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($) (i)       Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                CONVERTIBLE CORPORATE BONDS -- 0.1%
                                CAPITAL GOODS -- 0.1%
                                Electrical Components & Equipment -- 0.1%
         1,335,000              General Cable Corp., 4.5%, 11/15/29 (Step)                 $     1,176,469
                                                                                           ---------------
                                Total Capital Goods                                        $     1,176,469
----------------------------------------------------------------------------------------------------------
                                TOTAL CONVERTIBLE CORPORATE BONDS
                                (Cost $1,309,458)                                          $     1,176,469
----------------------------------------------------------------------------------------------------------
                                CONVERTIBLE PREFERRED STOCKS -- 0.5%
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 0.1%
                                Pharmaceuticals -- 0.1%
             1,325              Allergan Plc, 5.5%, 3/1/18                                 $     1,184,563
                                                                                           ---------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                              $     1,184,563
----------------------------------------------------------------------------------------------------------
                                BANKS -- 0.4%
                                Diversified Banks -- 0.4%
               730              Bank of America Corp., 7.25%, (Perpetual)                  $       947,540
             1,876              Wells Fargo & Co., 7.5% (Perpetual)                              2,490,390
                                                                                           ---------------
                                                                                           $     3,437,930
                                                                                           ---------------
                                Total Banks                                                $     3,437,930
----------------------------------------------------------------------------------------------------------
                                TOTAL CONVERTIBLE PREFERRED STOCKS
                                (Cost $4,267,097)                                          $     4,622,493
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------
                                COMMON STOCKS -- 45.3%
                                ENERGY -- 1.6%
                                Integrated Oil & Gas -- 1.5%
            13,589              LUKOIL PJSC                                                $       636,526
           236,654              Royal Dutch Shell Plc                                            6,695,566
           112,327              TOTAL SA                                                         5,708,888
                                                                                           ---------------
                                                                                           $    13,040,980
----------------------------------------------------------------------------------------------------------
                                Oil & Gas Storage & Transportation -- 0.1%
            60,573              Empresas Lipigas SA                                        $       447,257
----------------------------------------------------------------------------------------------------------
                                Coal & Consumable Fuels -- 0.0%+
               148              Alpha Natural Resources Holdings, Inc.                     $           629
                10              Contura Energy, Inc.                                                   694
                                                                                           ---------------
                                                                                           $         1,323
                                                                                           ---------------
                                Total Energy                                               $    13,489,560
----------------------------------------------------------------------------------------------------------
                                MATERIALS -- 0.1%
                                Commodity Chemicals -- 0.1%
           719,162              Chevron Lubricants Lanka Plc                               $       686,143
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 19

----------------------------------------------------------------------------------------------------------

 Shares                                                                                    Value
----------------------------------------------------------------------------------------------------------
                                Steel -- 0.0%+
               148              ANR, Inc. (Class C)                                        $         1,776
                                                                                           ---------------
                                Total Materials                                            $       687,919
----------------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 2.4%
                                Aerospace & Defense -- 0.5%
           604,043              BAE Systems Plc                                            $     4,794,527
----------------------------------------------------------------------------------------------------------
                                Heavy Electrical Equipment -- 0.5%
           293,600              Mitsubishi Electric Corp.                                  $     4,555,334
----------------------------------------------------------------------------------------------------------
                                Industrial Conglomerates -- 0.9%
            57,531              Siemens AG                                                 $     7,810,120
----------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.0%+
             3,071              Liberty Tire Recycling LLC (c)                             $            31
----------------------------------------------------------------------------------------------------------
                                Trading Companies & Distributors -- 0.5%
            33,497              United Rentals, Inc.*                                      $     3,984,803
                                                                                           ---------------
                                Total Capital Goods                                        $    21,144,815
----------------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 0.3%
                                Air Freight & Logistics -- 0.0%+
                22              CEVA Group Plc*                                            $         6,393
----------------------------------------------------------------------------------------------------------
                                Marine -- 0.3%
           588,000              Fjord1 AS                                                  $     2,577,211
                                                                                           ---------------
                                Total Transportation                                       $     2,583,604
----------------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 0.8%
                                Auto Parts & Equipment -- 0.2%
            31,693              Valeo SA                                                   $     2,194,922
----------------------------------------------------------------------------------------------------------
                                Tires & Rubber -- 0.6%
           114,000              Bridgestone Corp.                                          $     4,815,620
                                                                                           ---------------
                                Total Automobiles & Components                             $     7,010,542
----------------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 0.6%
                                Homebuilding -- 0.4%
           187,500              Sekisui Chemical Co., Ltd.                                 $     3,455,939
----------------------------------------------------------------------------------------------------------
                                Footwear -- 0.2%
           530,000              ANTA Sports Products, Ltd.                                 $     1,818,543
                                                                                           ---------------
                                Total Consumer Durables & Apparel                          $     5,274,482
----------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 1.7%
                                Hotels, Resorts & Cruise Lines -- 0.3%
            44,433              Accor SA                                                   $     2,063,759
----------------------------------------------------------------------------------------------------------
                                Restaurants -- 1.4%
           971,726              Greene King Plc                                            $     8,783,684
           210,800              Komeda Holdings, Ltd.                                            3,514,449
                                                                                           ---------------
                                                                                           $    12,298,133
                                                                                           ---------------
                                Total Consumer Services                                    $    14,361,892
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                MEDIA -- 0.5%
                                Advertising -- 0.5%
           207,949              WPP Plc                                                    $     4,242,371
                                                                                           ---------------
                                Total Media                                                $     4,242,371
----------------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 0.2%
                                Distillers & Vintners -- 0.2%
       181,131,086              Vina San Pedro Tarapaca SA                                 $     2,025,648
                                                                                           ---------------
                                Total Food, Beverage & Tobacco                             $     2,025,648
----------------------------------------------------------------------------------------------------------
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                Household Products -- 0.2%
            13,160              Kimberly-Clark Corp.                                       $     1,620,786
                                                                                           ---------------
                                Total Household & Personal Products                        $     1,620,786
----------------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 7.0%
                                Biotechnology -- 1.0%
           120,204              Gilead Sciences, Inc.*                                     $     9,146,322
----------------------------------------------------------------------------------------------------------
                                Pharmaceuticals -- 6.0%
           120,571              Novartis AG                                                $    10,279,942
         1,255,170              Pfizer, Inc.                                                    41,621,443
                                                                                           ---------------
                                                                                           $    51,901,385
                                                                                           ---------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                              $    61,047,707
----------------------------------------------------------------------------------------------------------
                                BANKS -- 7.8%
                                Diversified Banks -- 7.8%
         5,319,700              Bank Rakyat Indonesia Persero Tbk PT                       $     5,898,579
           264,413              BNP Paribas SA                                                  20,511,201
           127,140              Citigroup, Inc.                                                  8,702,733
           183,909              JPMorgan Chase & Co.                                            16,882,846
         2,539,200              Mitsubishi UFJ Financial Group, Inc.                            16,122,636
                                                                                           ---------------
                                                                                           $    68,117,995
                                                                                           ---------------
                                Total Banks                                                $    68,117,995
----------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 3.4%
                                Asset Management & Custody Banks -- 3.4%
            35,622              Affiliated Managers Group, Inc.*                           $     6,619,636
           140,822              T. Rowe Price Group, Inc.                                       11,648,796
           324,275              The Blackstone Group LP                                         10,846,999
                                                                                           ---------------
                                                                                           $    29,115,431
                                                                                           ---------------
                                Total Diversified Financials                               $    29,115,431
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 21

----------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                INSURANCE -- 2.0%
                                Multi-line Insurance -- 2.0%
             8,316              Allianz SE*                                                $     1,770,884
           521,473              AXA SA                                                          15,398,538
                                                                                           ---------------
                                                                                           $    17,169,422
                                                                                           ---------------
                                Total Insurance                                            $    17,169,422
----------------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 3.6%
                                Internet Software & Services -- 0.4%
           172,671              Rocket Internet SE*                                        $     3,557,509
----------------------------------------------------------------------------------------------------------
                                IT Consulting & Other Services -- 2.0%
         2,276,000              Fujitsu, Ltd.                                              $    17,005,227
----------------------------------------------------------------------------------------------------------
                                Systems Software -- 1.2%
           146,242              Microsoft Corp.                                            $    10,631,793
                                                                                           ---------------
                                Total Software & Services                                  $    31,194,529
----------------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 3.3%
                                Communications Equipment -- 1.4%
         1,630,000              Accton Technology Corp.                                    $     4,342,136
           258,133              Cisco Systems, Inc.                                              8,118,283
                                                                                           ---------------
                                                                                           $    12,460,419
----------------------------------------------------------------------------------------------------------
                                Computer Storage & Peripherals -- 1.0%
            56,881              Apple, Inc.                                                $     8,459,911
----------------------------------------------------------------------------------------------------------
                                Technology Hardware, Storage &
                                Peripherals -- 0.8%
             3,319              Samsung Electronics Co., Ltd.                              $     7,137,953
----------------------------------------------------------------------------------------------------------
                                Electronic Manufacturing Services -- 0.1%
           212,241              Global Display Co., Ltd.                                   $       751,916
                                                                                           ---------------
                                Total Technology Hardware & Equipment                      $    28,810,199
----------------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 0.5%
                                Semiconductors -- 0.5%
            78,259              SK Hynix, Inc.                                             $     4,609,222
                                                                                           ---------------
                                Total Semiconductors & Semiconductor
                                Equipment                                                  $     4,609,222
----------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 4.1%
                                Integrated Telecommunication Services -- 2.1%
            83,298              CenturyLink, Inc.                                          $     1,938,344
            88,100              Nippon Telegraph & Telephone Corp.                               4,307,306
           482,913              Orange SA                                                        8,124,031
             8,232              Swisscom AG                                                      4,026,350
                                                                                           ---------------
                                                                                           $    18,396,031
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                Wireless Telecommunication Services -- 2.0%
         5,996,450              Vodafone Group Plc                                         $    17,566,672
                                                                                           ---------------
                                Total Telecommunication Services                           $    35,962,703
----------------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 5.2%
                                Industrial REIT -- 1.3%
         4,606,700              Mapletree Industrial Trust                                 $     6,306,822
         5,912,300              Mapletree Logistics Trust                                        5,236,178
                                                                                           ---------------
                                                                                           $    11,543,000
----------------------------------------------------------------------------------------------------------
                                Hotel & Resort REIT -- 0.2%
             2,500              Japan Hotel Real Estate Investment Trust
                                Investment Corp.                                           $     1,807,338
----------------------------------------------------------------------------------------------------------
                                Office REIT -- 0.7%
           426,341              alstria office REIT-AG                                     $     6,251,824
----------------------------------------------------------------------------------------------------------
                                Health Care REIT -- 0.3%
         1,428,337              Primary Health Properties Plc                              $     2,181,695
----------------------------------------------------------------------------------------------------------
                                Retail REIT -- 0.9%
           169,523              Wereldhave NV                                              $     8,206,677
----------------------------------------------------------------------------------------------------------
                                Diversified Real Estate Activities -- 0.6%
           675,000              Leopalace21 Corp.                                          $     4,818,586
----------------------------------------------------------------------------------------------------------
                                Real Estate Operating Companies -- 0.2%
            73,540              Grand City Properties SA                                   $     1,523,396
----------------------------------------------------------------------------------------------------------
                                Real Estate Development -- 1.0%
           533,841              TAG Immobilien AG                                          $     8,759,745
                                                                                           ---------------
                                Total Real Estate                                          $    45,092,261
----------------------------------------------------------------------------------------------------------
                                TOTAL COMMON STOCKS
                                (Cost $358,135,563)                                        $   393,561,088
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)
----------------------------------------------------------------------------------------------------------
                                ASSET BACKED SECURITIES -- 2.8%
                                CONSUMER SERVICES -- 0.0%+
                                Hotels, Resorts & Cruise Lines -- 0.0%+
           278,606              Westgate Resorts 2014-1 LLC, 5.5%,
                                12/20/26 (144A)                                            $       283,592
                                                                                           ---------------
                                Total Consumer Services                                    $       283,592
----------------------------------------------------------------------------------------------------------
                                RETAILING -- 0.2%
                                Automotive Retail -- 0.2%
         2,000,000       2.72   Hertz Fleet Lease Funding LP, Floating Rate
                                Note, 4/10/28 (144A)                                       $     1,997,063
                                                                                           ---------------
                                Total Retailing                                            $     1,997,063
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 23

----------------------------------------------------------------------------------------------------------
 Principal           Floating
 Amount ($)          Rate (b)                                                              Value

----------------------------------------------------------------------------------------------------------
                                BANKS -- 2.6%
                                Thrifts & Mortgage Finance -- 2.6%
           800,000              Ascentium Equipment Receivables 2015-1 LLC,
                                5.92%, 6/12/23 (144A)                                      $       815,739
           700,000              Ascentium Equipment Receivables 2016-2 Trust,
                                6.79%, 10/10/24 (144A)                                             739,187
           499,993              Axis Equipment Finance Receivables III LLC,
                                5.27%, 5/20/20 (144A)                                              484,944
         1,400,000              Conn Funding II LP, 5.11%, 5/15/20 (144A)                        1,407,063
         1,383,998              Drug Royalty III LP 1, 3.6%, 4/15/27 (144A)                      1,381,020
            41,600       7.78   GE Mortgage Services LLC, Floating Rate Note,
                                3/25/27                                                             19,931
            29,073              GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                              28,710
         2,250,000              Kabbage Asset Securitization LLC, 5.794%,
                                3/15/22 (144A)                                                   2,287,679
           750,000              Leaf Receivables Funding 10 LLC, 5.21%,
                                7/15/21 (144A)                                                     746,432
           500,000              LEAF Receivables Funding 11 LLC, 6.0%,
                                6/15/24 (144A)                                                     500,481
         2,000,000              Leaf Receivables Funding 12 LLC, 5.99%,
                                9/15/24 (144A)                                                   2,040,504
         1,159,780              Nations Equipment Finance Funding III LLC,
                                3.61%, 2/22/21 (144A)                                            1,164,094
         1,700,000              Nationstar HECM Loan Trust 2017-1, 3.377%,
                                5/25/27 (144A)                                                   1,700,578
         1,000,000              Navitas Equipment Receivables LLC 2015-1,
                                5.75%, 7/15/21 (144A)                                              991,907
         1,677,000              Navitas Equipment Receivables LLC 2016-1,
                                5.05%, 12/15/21 (144A)                                           1,695,435
           600,000       5.71   NCF Dealer Floorplan Master Trust, Floating
                                Rate Note, 10/20/20 (144A)                                         598,671
           400,000       9.73   NCF Dealer Floorplan Master Trust, Floating
                                Rate Note, 3/21/22 (144A)                                          401,620
            63,897              RASC Series 2003-KS5 Trust, 4.96%,
                                7/25/33 (Step)                                                      64,678
           634,045              SCF Equipment Trust 2016-1 LLC, 3.62%,
                                11/20/21 (144A)                                                    637,273
         1,500,000              Tidewater Sales Finance Master Trust Series
                                2017-A, 6.56%, 5/15/21 (144A)                                    1,500,723
         1,761,347              VOLT LVIII LLC, 3.375%, 5/27/47 (Step) (144A)                    1,760,749
         1,108,987              Westgate Resorts 2017-1 LLC, 4.05%,
                                12/20/30 (144A)                                                  1,116,254
                                                                                           ---------------
                                                                                           $    22,083,672
                                                                                           ---------------
                                Total Banks                                                $    22,083,672
----------------------------------------------------------------------------------------------------------
                                TOTAL ASSET BACKED SECURITIES
                                (Cost $24,233,782)                                         $    24,364,327
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                COLLATERALIZED MORTGAGE
                                OBLIGATIONS -- 3.5%
                                CAPITAL GOODS -- 0.1%
                                Industrial Conglomerates -- 0.1%
           863,094       3.95   VSD 2017, 12/25/43                                         $       864,299
                                                                                           ---------------
                                Total Capital Goods                                        $       864,299
----------------------------------------------------------------------------------------------------------
                                BANKS -- 3.4%
                                Thrifts & Mortgage Finance -- 3.4%
         2,000,000       2.33   BAMLL Commercial Mortgage Securities Trust
                                2014-ICTS, Floating Rate Note, 6/15/28 (144A)              $     1,987,197
         1,000,000       5.89   Banc of America Commercial Mortgage Trust
                                2007-4, Floating Rate Note, 2/10/51 (144A)                         997,442
            81,411       5.21   Bear Stearns Commercial Mortgage Securities
                                Trust 2005-PWR7, Floating Rate Note, 2/11/41                        81,276
         1,500,000       5.11   Bear Stearns Commercial Mortgage Securities
                                Trust 2005-TOP20, Floating Rate Note, 10/12/42                   1,432,410
         2,500,000       2.45   BX Mortgage Trust 2017, 7/15/34                                  2,500,161
             7,973       5.96   CHL Mortgage Pass-Through Trust 2002-32,
                                Floating Rate Note, 1/25/33                                          8,174
         4,000,000       2.58   Cold Storage Trust 2017-ICE3, Floating Rate
                                Note, 4/15/24 (144A)                                             4,024,995
           814,977       5.10   Credit Suisse First Boston Mortgage Securities
                                Corp., Floating Rate Note, 8/15/38                                 817,030
           247,343              Global Mortgage Securitization, Ltd., 5.25%,
                                11/25/32 (144A)                                                    108,764
            34,077              Global Mortgage Securitization, Ltd., 5.25%,
                                11/25/32 (144A)                                                     22,526
            34,631              Global Mortgage Securitization, Ltd., 5.25%,
                                11/25/32 (144A)                                                      4,879
            21,319              Global Mortgage Securitization, Ltd., 5.25%,
                                4/25/32 (144A)                                                      11,396
           210,000       5.00   GMAT 2013-1 Trust, Floating Rate Note, 8/25/53                     185,560
         1,300,000       5.13   GS Mortgage Securities Trust 2014-GSFL, Floating
                                Rate Note, 7/15/31 (144A)                                        1,307,634
         1,000,000       2.32   GSMS Mortgage Trust, Floating Rate Note,
                                7/15/32                                                          1,000,000
         2,500,000       5.01   Home Partners of America 2016-2 Trust, Floating
                                Rate Note, 10/17/33 (144A)                                       2,585,288
         1,000,000       3.88   Home Partners of America 2017-1 Trust, Floating
                                Rate Note, 7/17/34 (144A)                                        1,002,257
         2,000,000       4.77   Hospitality Mortgage Trust, Floating Rate Note,
                                5/8/30 (144A)                                                    2,017,433
         1,960,000       7.45   JP Morgan Chase Commercial Mortgage
                                Securities Trust 2014-CBM MZ, Floating Rate
                                Note, 10/15/19 (144A)                                            1,966,676
            69,028              Merrill Lynch Mortgage Investors Trust Series
                                2006-AF1, 5.75%, 8/25/36                                            52,912

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 25

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- (continued)
           343,991       5.36   Merrill Lynch Mortgage Trust 2005-CKI1, Floating
                                Rate Note, 11/12/37                                        $       343,564
         1,320,053              Morgan Stanley Capital I Trust 2007-HQ13,
                                5.569%, 12/15/44                                                 1,324,082
         2,000,000              Progress Residential Mortgage Trust,
                                3.565%, 8/17/34                                                  2,013,727
         3,000,000       3.19   Sutherland Commercial Mortgage Loans, Floating
                                Rate Note, 5/25/37                                               3,000,039
         1,000,000       7.07   Velocity Commercial Capital Loan Trust 2015-1,
                                Floating Rate Note, 6/25/45 (144A)                               1,011,300
                                                                                           ---------------
                                                                                           $    29,806,722
                                                                                           ---------------
                                Total Banks                                                $    29,806,722
----------------------------------------------------------------------------------------------------------
                                GOVERNMENT -- 0.0%+
                                Government -- 0.0%+
             2,593       5.44   Government National Mortgage Association
                                REMICS, Floating Rate Note, 6/20/38                        $            24
                                                                                           ---------------
                                Total Government                                           $            24
----------------------------------------------------------------------------------------------------------
                                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                (Cost $30,840,877)                                         $    30,671,045
----------------------------------------------------------------------------------------------------------
                                CORPORATE BONDS -- 19.8%
                                ENERGY -- 3.7%
                                Oil & Gas Equipment & Services -- 0.2%
           860,000              Archrock Partners LP, 6.0%, 10/1/22                        $       838,500
           860,000              McDermott International, Inc., 8.0%,
                                5/1/21 (144A)                                                      876,125
                                                                                           ---------------
                                                                                           $     1,714,625
----------------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 1.1%
           765,000              Chesapeake Energy Corp., 8.0%, 1/15/25 (144A)              $       766,912
           372,000              Cobalt International Energy, Inc., 10.75%,
                                12/1/21 (144A)                                                     365,490
           649,000              Denbury Resources, Inc., 4.625%, 7/15/23                           330,990
         1,965,000              EP Energy LLC, 6.375%, 6/15/23                                   1,242,862
         1,505,000              Great Western Petroleum LLC, 9.0%,
                                9/30/21 (144A)                                                   1,508,762
         1,926,000              Gulfport Energy Corp., 6.0%, 10/15/24                            1,901,925
           929,000              Halcon Resources Corp., 12.0%, 2/15/22 (144A)                    1,114,800
           790,000              MEG Energy Corp., 7.0%, 3/31/24 (144A)                             649,775
         2,330,000              Sanchez Energy Corp., 6.125%, 1/15/23                            1,898,950
                                                                                           ---------------
                                                                                           $     9,780,466
----------------------------------------------------------------------------------------------------------
                                Oil & Gas Refining & Marketing -- 0.8%
         2,670,000              Calumet Specialty Products Partners LP,
                                6.5%, 4/15/21                                              $     2,436,375

The accompanying notes are an integral part of these financial statements.

26 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                Oil & Gas Refining & Marketing -- (continued)
           170,000              Calumet Specialty Products Partners LP,
                                7.625%, 1/15/22                                            $       155,550
         1,275,000              Calumet Specialty Products Partners LP,
                                7.75%, 4/15/23                                                   1,160,250
           458,000              EnLink Midstream Partners LP, 5.05%, 4/1/45                        436,809
         1,328,000              EnLink Midstream Partners LP, 5.6%, 4/1/44                       1,351,272
         1,515,000              PBF Holding Co LLC, 7.0%, 11/15/23                               1,522,575
                                                                                           ---------------
                                                                                           $     7,062,831
----------------------------------------------------------------------------------------------------------
                                Oil & Gas Storage & Transportation -- 1.6%
         2,200,000              Delek Logistics Partners LP, 6.75%,
                                5/15/25 (144A)                                             $     2,227,500
         1,655,000              Global Partners LP, 6.25%, 7/15/22                               1,667,412
         1,570,000              Global Partners LP, 7.0%, 6/15/23                                1,585,700
           100,000              Kinder Morgan Energy Partners LP, 5.0%, 8/15/42                     99,911
           650,000              ONEOK, Inc., 7.5%, 9/1/23                                          788,125
           690,000              PBF Logistics LP, 6.875%, 5/15/23                                  710,700
         1,115,000              Sabine Pass Liquefaction LLC, 5.75%, 5/15/24                     1,253,321
           722,000              Sabine Pass Liquefaction LLC, 5.875%, 6/30/26                      811,714
         2,225,000              Sunoco LP, 6.375%, 4/1/23                                        2,341,812
         2,000,000              The Williams Companies, Inc., 7.5%, 1/15/31                      2,380,000
                                                                                           ---------------
                                                                                           $    13,866,195
                                                                                           ---------------
                                Total Energy                                               $    32,424,117
----------------------------------------------------------------------------------------------------------
                                MATERIALS -- 1.7%
                                Commodity Chemicals -- 0.4%
           630,000              Hexion, Inc., 6.625%, 4/15/20                              $       591,412
         1,375,000              Rain CII Carbon LLC, 8.25%, 1/15/21 (144A)                       1,433,438
           647,000              Tronox Finance LLC, 6.375%, 8/15/20                                650,235
           670,000              Tronox Finance LLC, 7.5%, 3/15/22 (144A)                           701,825
                                                                                           ---------------
                                                                                           $     3,376,910
----------------------------------------------------------------------------------------------------------
                                Fertilizers & Agricultural Chemicals -- 0.0%+
           260,000              CVR Partners LP, 9.25%, 6/15/23 (144A)                     $       264,875
----------------------------------------------------------------------------------------------------------
                                Specialty Chemicals -- 0.3%
         1,695,000              A Schulman, Inc., 6.875%, 6/1/23                           $     1,771,275
           610,000              Platform Specialty Products Corp., 10.375%,
                                5/1/21 (144A)                                                      672,525
                                                                                           ---------------
                                                                                           $     2,443,800
----------------------------------------------------------------------------------------------------------
                                Metal & Glass Containers -- 0.4%
EUR        350,000              ARD Finance SA, 6.625%, 9/15/23 (PIK)                      $       442,721
           350,000              ARD Finance SA, 7.125%, 9/15/23 (PIK)                              375,956
         2,800,000              Coveris Holdings SA, 7.875%, 11/1/19 (144A)                      2,772,000
                                                                                           ---------------
                                                                                           $     3,590,677
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 27

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                Paper Packaging -- 0.3%
         2,350,000              Sealed Air Corp., 6.875%, 7/15/33 (144A)                   $     2,723,062
----------------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 0.2%
         1,095,000              Rain CII Carbon LLC, 7.25%, 4/1/25 (144A)                  $     1,138,800
----------------------------------------------------------------------------------------------------------
                                Steel -- 0.1%
           840,000              SunCoke Energy Partners LP, 7.5%,
                                6/15/25 (144A)                                             $       865,200
                                                                                           ---------------
                                Total Materials                                            $    14,403,324
----------------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 1.1%
                                Aerospace & Defense -- 0.2%
         1,070,000              Engility Corp., 8.875%, 9/1/24                             $     1,160,950
           520,000              Triumph Group, Inc., 5.25%, 6/1/22                                 490,100
                                                                                           ---------------
                                                                                           $     1,651,050
----------------------------------------------------------------------------------------------------------
                                Electrical Components & Equipment -- 0.2%
         2,090,000              General Cable Corp., 5.75%, 10/1/22                        $     2,142,250
----------------------------------------------------------------------------------------------------------
                                Construction & Farm Machinery &
                                Heavy Trucks -- 0.3%
         1,315,000              Meritor, Inc., 6.25%, 2/15/24                              $     1,387,325
         1,070,000              Titan International, Inc., 6.875%, 10/1/20                       1,108,788
                                                                                           ---------------
                                                                                           $     2,496,113
----------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.2%
         1,757,000              Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                   $     1,647,188
----------------------------------------------------------------------------------------------------------
                                Trading Companies & Distributors -- 0.2%
         1,410,000              The Hertz Corp., 7.625%, 6/1/22 (144A)                     $     1,395,900
                                                                                           ---------------
                                Total Capital Goods                                        $     9,332,501
----------------------------------------------------------------------------------------------------------
                                COMMERCIAL SERVICES & SUPPLIES -- 0.5%
                                Commercial Printing -- 0.3%
         2,941,000              Cenveo Corp., 6.0%, 8/1/19 (144A)                          $     2,521,908
----------------------------------------------------------------------------------------------------------
                                Diversified Support Services -- 0.2%
         1,966,000              TMS International Corp., 7.625%,
                                10/15/21 (144A)                                            $     2,059,385
                                                                                           ---------------
                                Total Commercial Services & Supplies                       $     4,581,293
----------------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 0.4%
                                Airlines -- 0.4%
         2,960,000              Intrepid Aviation Group Holdings LLC, 6.875%,
                                2/15/19 (144A)                                             $     2,923,000
           125,938              US Airways 2013-1 Class B Pass Through Trust,
                                5.375%, 11/15/21                                                   133,494
                                                                                           ---------------
                                                                                           $     3,056,494
                                                                                           ---------------
                                Total Transportation                                       $     3,056,494
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 0.9%
                                Homebuilding -- 0.9%
           500,000              Beazer Homes USA, Inc., 8.75%, 3/15/22                     $       558,035
         4,258,000              KB Home, 7.625%, 5/15/23                                         4,790,250
           950,000              Rialto Holdings LLC, 7.0%, 12/1/18 (144A)                          961,875
         1,291,000              Taylor Morrison Communities, Inc., 5.875%,
                                4/15/23 (144A)                                                   1,374,915
                                                                                           ---------------
                                                                                           $     7,685,075
                                                                                           ---------------
                                Total Consumer Durables & Apparel                          $     7,685,075
----------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 0.9%
                                Casinos & Gaming -- 0.5%
           750,000              Scientific Games International, Inc.,
                                10.0%, 12/1/22                                             $       836,250
         3,125,000              Scientific Games International, Inc.,
                                6.25%, 9/1/20                                                    3,171,875
                                                                                           ---------------
                                                                                           $     4,008,125
----------------------------------------------------------------------------------------------------------
                                Hotels, Resorts & Cruise Lines -- 0.1%
         1,140,000              Hilton Grand Vacations Borrower LLC, 6.125%,
                                12/1/24 (144A)                                             $     1,246,875
----------------------------------------------------------------------------------------------------------
                                Specialized Consumer Services -- 0.3%
         1,466,000              Prime Security Services Borrower LLC, 9.25%,
                                5/15/23 (144A)                                             $     1,634,590
           855,000              StoneMor Partners LP, 7.875%, 6/1/21                               833,625
                                                                                           ---------------
                                                                                           $     2,468,215
                                                                                           ---------------
                                Total Consumer Services                                    $     7,723,215
----------------------------------------------------------------------------------------------------------
                                MEDIA -- 0.5%
                                Advertising -- 0.2%
         1,345,000              MDC Partners, Inc., 6.5%, 5/1/24 (144A)                    $     1,351,725
----------------------------------------------------------------------------------------------------------
                                Broadcasting -- 0.1%
         1,220,000              Gannett Co., Inc., 6.375%, 10/15/23                        $     1,291,675
----------------------------------------------------------------------------------------------------------
                                Cable & Satellite -- 0.2%
         1,220,000              CSC Holdings LLC, 6.625%, 10/15/25 (144A)                  $     1,345,050
           340,000              DISH DBS Corp., 7.75%, 7/1/26                                      407,150
                                                                                           ---------------
                                                                                           $     1,752,200
                                                                                           ---------------
                                Total Media                                                $     4,395,600
----------------------------------------------------------------------------------------------------------
                                RETAILING -- 0.4%
                                Department Stores -- 0.1%
           671,000              PetSmart, Inc., 7.125%, 3/15/23 (144A)                     $       607,255
----------------------------------------------------------------------------------------------------------
                                Specialty Stores -- 0.3%
         2,610,000              PetSmart, Inc., 8.875%, 6/1/25 (144A)                      $     2,472,975
                                                                                           ---------------
                                Total Retailing                                            $     3,080,230
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 29

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 0.4%
                                Agricultural Products -- 0.0%+
           550,000              Tonon Luxembourg SA, 10.5%, 5/14/24
                                (144A) (d)                                                 $       224,812
----------------------------------------------------------------------------------------------------------
                                Packaged Foods & Meats -- 0.2%
         1,350,000              Pilgrim's Pride Corp., 5.75%, 3/15/25 (144A)               $     1,383,750
----------------------------------------------------------------------------------------------------------
                                Tobacco -- 0.2%
           580,000              Alliance One International Inc., 8.5%, 4/15/21             $       607,550
         1,635,000              Alliance One International, Inc., 9.875%, 7/15/21                1,467,412
                                                                                           ---------------
                                                                                           $     2,074,962
                                                                                           ---------------
                                Total Food, Beverage & Tobacco                             $     3,683,524
----------------------------------------------------------------------------------------------------------
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                                Personal Products -- 0.1%
         1,400,000              Revlon Consumer Products Corp., 5.75%,
                                2/15/21                                                    $     1,162,000
                                                                                           ---------------
                                Total Household & Personal Products                        $     1,162,000
----------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 1.2%
                                Health Care Services -- 0.3%
         1,555,000              BioScrip, Inc., 8.875%, 2/15/21                            $     1,399,500
         1,560,000              Universal Hospital Services, Inc., 7.625%,
                                8/15/20                                                          1,587,300
                                                                                           ---------------
                                                                                           $     2,986,800
----------------------------------------------------------------------------------------------------------
                                Health Care Facilities -- 0.9%
         2,004,000              CHS, Inc., 6.875%, 2/1/22                                  $     1,718,430
         1,065,000              CHS, Inc., 8.0%, 11/15/19                                        1,066,331
         2,245,000              Kindred Healthcare Inc., 6.375%, 4/15/22                         2,082,238
           430,000              Kindred Healthcare, Inc., 8.0%, 1/15/20                            432,150
         1,800,000              RegionalCare Hospital Partners Holdings, Inc.,
                                8.25%, 5/1/23 (144A)                                             1,935,000
           430,000              Tenet Healthcare Corp., 8.125%, 4/1/22                             462,680
                                                                                           ---------------
                                                                                           $     7,696,829
                                                                                           ---------------
                                Total Health Care Equipment & Services                     $    10,683,629
----------------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 0.5%
                                Pharmaceuticals -- 0.5%
           245,000              Horizon Pharma Inc., 8.75% 11/1/24                         $       250,206
           810,000              Horizon Pharma, Inc., 6.625%, 5/1/23                               767,475
         3,349,000              Valeant Pharmaceuticals International, Inc.,
                                5.875%, 5/15/23 (144A)                                           2,880,140
                                                                                           ---------------
                                                                                           $     3,897,821
                                                                                           ---------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                              $     3,897,821
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                BANKS -- 1.0%
                                Diversified Banks -- 0.6%
           945,000       6.50   Bank of America Corp., Floating Rate Note,
                                10/23/49                                                   $     1,066,669
         1,150,000       8.00   Royal Bank of Scotland Group Plc, Floating
                                Rate Note, (Perpetual)                                           1,258,537
         2,350,000       8.62   Royal Bank of Scotland Group Plc, Floating
                                Rate Note, (Perpetual)                                           2,595,293
           475,000       7.38   Societe Generale SA, Floating Rate Note,
                                (Perpetual) (144A)                                                 518,938
                                                                                           ---------------
                                                                                           $     5,439,437
----------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- 0.4%
         2,920,000              Provident Funding Associates LP, 6.375%,
                                6/15/25 (144A)                                             $     3,014,900
                                                                                           ---------------
                                Total Banks                                                $     8,454,337
----------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.6%
                                Specialized Finance -- 0.4%
         1,605,000              Nationstar Mortgage LLC, 6.5%, 6/1/22                      $     1,641,112
         1,915,000              Nationstar Mortgage LLC, 6.5%, 7/1/21                            1,962,875
                                                                                           ---------------
                                                                                           $     3,603,987
----------------------------------------------------------------------------------------------------------
                                Diversified Capital Markets -- 0.0%+
           200,000       7.12   UBS Group AG, Floating Rate Note, (Perpetual)              $       219,000
----------------------------------------------------------------------------------------------------------
                                Financial Exchanges & Data -- 0.2%
         1,195,000              MSCI, Inc., 5.75%, 8/15/25 (144A)                          $     1,293,588
                                                                                           ---------------
                                Total Diversified Financials                               $     5,116,575
----------------------------------------------------------------------------------------------------------
                                INSURANCE -- 1.7%
                                Reinsurance -- 1.7%
         1,000,000              Arlington Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 8/31/16 (f) (g)                       $        48,600
           900,000              Berwick 2016-1 Segregated Account (Artex SAC
                                Ltd.), Variable Rate Notes, 2/1/18 (f) (g)                          42,750
           900,000              Berwick Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 2/1/19 (f) (g)                                930,510
           700,000              Carnoustie 2016-N, Segregated Account (Artex
                                SAC Ltd.), Variable Rate Notes, 11/30/20 (f) (g)                    75,740
         1,500,000              Carnoustie Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 11/30/21 (f) (g)                            1,557,900
           700,000              Carnoustie Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 2/19/16 (f) (g)                                14,280
           700,000              Cypress Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 1/10/18 (f) (g)                               661,290
           500,000       9.13   Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                (Cat Bond) (144A)                                                  497,950
           400,000       6.38   Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                (Cat Bond) (144A)                                                  405,360

The accompanying notes are an integral part of these financial statements.

                   Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 31

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                Reinsurance -- (continued)
           400,000       7.38   Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                (Cat Bond) (144A)                                          $       403,240
           250,000      14.38   Galilei Re, Ltd., Floating Rate Note, 1/8/20
                                (Cat Bond) (144A)                                                  248,375
         2,500,000              Gullane Segregated Account (Artex SAC Ltd.),
                                Variable Rate Notes, 11/30/21 (f) (g)                            2,663,250
           250,000              Limestone Re, Ltd., 8/31/21 (f) (g)                                255,050
           250,000              Limestone Re, Ltd., 8/31/21 (f) (g)                                255,050
         1,000,000              Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f) (g)               17,200
           250,000              Oakmont 2017, Segregated Account (Artex SAC
                                Ltd.), Variable Rate Notes, 4/13/18 (f) (g)                        232,025
         1,200,000              Pangaea Re, Series 2015-1, Principal at Risk
                                Notes, 2/1/19 (f) (g)                                                5,400
         2,000,000              Pangaea Re, Series 2015-2, Principal at Risk
                                Notes, 11/30/19 (f) (g)                                            153,800
         1,500,000              Pangaea Re, Series 2017-1, Principal at Risk
                                Notes, 11/30/21 (f) (g)                                          1,570,500
         1,200,000              Pangaea Re., Variable Rate Notes, 2/1/20 (f) (g)                   110,280
           700,000              Resilience Re, Ltd., Floating Rate Note,
                                1/12/18 (f) (g)                                                    674,590
           500,000              Resilience Re, Ltd., Floating Rate Note,
                                1/9/19 (f) (g)                                                     500,000
AUD        300,000              Rw0009 (Artex SAC Ltd.), Variable Rate Notes,
                                1/10/18 (f) (g)                                                     22,757
           700,000              Silverton Re, Ltd., Variable Rate Notes,
                                9/18/17 (144A) (f) (g)                                               1,400
         1,000,000              St. Andrews Segregated Account (Artex SAC
                                Ltd.), Variable Rate Notes, 2/1/19 (f) (g)                       1,054,100
           608,294              St. Andrews Segregated Account (Artex SAC
                                Ltd.), Variable Rate Notes, 6/1/19 (f) (g)                         615,715
           500,000              Sunningdale, Variable Rate Notes, 1/16/18 (f) (g)                  476,350
         1,000,000              Versutus 2016, Class A-1, Variable Rate Notes,
                                11/30/20 (f) (g)                                                    43,700
         1,500,000              Versutus 2017, Class A, Variable Rate Notes,
                                11/30/21 (f) (g)                                                 1,572,150
                                                                                           ---------------
                                                                                           $    15,109,312
                                                                                           ---------------
                                  Total Insurance                                          $    15,109,312
----------------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 0.5%
                                  Internet Software & Services -- 0.2%
         1,000,000                Cimpress NV, 7.0%, 4/1/22 (144A)                         $     1,040,000
           325,000                j2 Cloud Services LLC, 8.0%, 8/1/20                              331,500
                                                                                           ---------------
                                                                                           $     1,371,500
----------------------------------------------------------------------------------------------------------
                                  IT Consulting & Other Services -- 0.2%
         1,518,000                Rackspace, 8.625%, 11/15/24                              $     1,639,440
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                Data Processing & Outsourced Services -- 0.1%
         1,032,000              First Data Corp., 7.0%, 12/1/23 (144A)                     $     1,113,270
                                                                                           ---------------
                                Total Software & Services                                  $     4,124,210
----------------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                Technology Hardware, Storage & Peripherals -- 0.4%
         1,885,000              Diebold Nixdorf, Inc., 8.5%, 4/15/24                       $     2,057,006
         1,540,000              NCR Corp., 6.375%, 12/15/23                                      1,643,950
                                                                                           ---------------
                                                                                           $     3,700,956
                                                                                           ---------------
                                Total Technology Hardware & Equipment                      $     3,700,956
----------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 1.7%
                                Integrated Telecommunication Services -- 1.2%
           450,000              CenturyLink, Inc., 7.6%, 9/15/39                           $       417,375
         1,920,000              Frontier Communications Corp., 11.0%, 9/15/25                    1,759,200
         3,950,000              Frontier Communications Corp., 7.125%, 1/15/23                   3,229,125
            70,000              Frontier Communications Corp., 8.75%, 4/15/22                       61,556
         2,475,000              GCI, Inc., 6.875%, 4/15/25                                       2,691,562
           770,000              Windstream Corp., 7.5%, 6/1/22                                     658,350
         2,625,000              Windstream Services LLC, 6.375%, 8/1/23                          2,145,938
                                                                                           ---------------
                                                                                           $    10,963,106
----------------------------------------------------------------------------------------------------------
                                Wireless Telecommunication Services -- 0.5%
           200,000              Altice Finco SA, 8.125%, 1/15/24 (144A)                    $       217,000
         3,434,000              Sprint Corp., 7.125%, 6/15/24                                    3,764,522
           100,000              Unison Ground Lease Funding LLC, 5.78%,
                                3/16/43 (144A)                                                      99,213
           100,000              WCP Issuer llc, 6.657%, 8/15/20 (144A)                             103,438
                                                                                           ---------------
                                                                                           $     4,184,173
                                                                                           ---------------
                                Total Telecommunication Services                           $    15,147,279
----------------------------------------------------------------------------------------------------------
                                UTILITIES -- 1.2%
                                Electric Utilities -- 0.4%
           164,000              Talen Energy Supply LLC, 4.625%,
                                7/15/19 (144A)                                             $       161,950
         1,422,000              Talen Energy Supply LLC, 6.5%, 6/1/25                            1,027,395
         2,165,000              TerraForm Power, 9.75%, 8/15/22 (144A)                           2,408,562
                                                                                           ---------------
                                                                                           $     3,597,907
----------------------------------------------------------------------------------------------------------
                                Gas Utilities -- 0.4%
           839,000              DCP Midstream Operating LP, 5.6%, 4/1/44                   $       797,050
           587,000              Ferrellgas LP, 6.5%, 5/1/21                                        557,650
         2,305,000              Ferrellgas LP, 6.75%, 1/15/22                                    2,178,225
                                                                                           ---------------
                                                                                           $     3,532,925
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 33

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                Independent Power Producers &
                                Energy Traders -- 0.4%
           712,000              Calpine Corp., 5.75%, 1/15/25                              $       664,830
         2,150,000              NRG Energy, Inc., 6.625%, 1/15/27                                2,209,125
           520,000              NRG Energy, Inc., 7.25%, 5/15/26                                   549,900
                                                                                           ---------------
                                                                                           $     3,423,855
                                                                                           ---------------
                                Total Utilities                                            $    10,554,687
----------------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 0.4%
                                Specialized REIT -- 0.1%
         1,176,972              AAF Holdings LLC, 12.0%, 7/1/19 (144A)
                                (12.0% cash, 0.0% PIK) (PIK)                               $     1,224,051
----------------------------------------------------------------------------------------------------------
                                Diversified REIT -- 0.1%
         1,130,000              MPT Operating Partnership LP, 5.5%, 5/1/24                 $     1,189,325
----------------------------------------------------------------------------------------------------------
                                Real Estate Services -- 0.2%
         1,210,000              Kennedy-Wilson, Inc., 5.875%, 4/1/24                       $     1,243,275
                                                                                           ---------------
                                Total Real Estate                                          $     3,656,651
----------------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS
                                (Cost $168,861,931)                                        $   171,972,830
----------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- 2.4%
         9,000,000              U.S. Treasury Bills, 8/24/17 (e)                           $     8,994,411
         5,000,000              U.S. Treasury Bills, 8/17/17 (e)                                 4,997,840
         7,000,000              U.S. Treasury Bills, 9/28/17 (e)                                 6,988,849
----------------------------------------------------------------------------------------------------------
                                TOTAL U.S. GOVERNMENT AND
                                AGENCY OBLIGATIONS
                                (Cost $20,981,027)                                         $    20,981,100
----------------------------------------------------------------------------------------------------------
                                FOREIGN GOVERNMENT BONDS -- 5.1%
EGP    162,950,000              Egypt Treasury Bills, 3/6/18 (e)                           $     8,104,514
IDR 54,503,000,000              Indonesia Treasury Bond, 7.875%, 4/15/19                         4,183,192
IDR 61,910,000,000              Indonesia Treasury Bond, 8.375%, 3/15/24                         5,018,325
IDR252,327,000,000              Indonesia Treasury Bond, 8.75%, 5/15/31                         21,095,105
IDR 66,486,000,000              Indonesia Treasury Bond, 9.0%, 3/15/29                           5,684,760
----------------------------------------------------------------------------------------------------------
                                TOTAL FOREIGN GOVERNMENT BONDS
                                (Cost $41,006,073)                                         $    44,085,896
----------------------------------------------------------------------------------------------------------
                                SENIOR FLOATING RATE LOAN
                                INTERESTS -- 2.3%**
                                MATERIALS -- 0.4%
                                Construction Materials -- 0.1%
           497,494       6.55   American Bath Group LLC, Replacement
                                Term Loan (First Lien), 9/30/23                            $       503,790
----------------------------------------------------------------------------------------------------------
                                Metal & Glass Containers -- 0.0%+
           174,112       4.73   Tekni-Plex, Inc., Tranche B-1 Term Loan
                                (First Lien), 4/15/22                                      $       174,892
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 0.0%+
            99,499       4.50   Global Brass & Copper, Inc., Term Loan
                                (First Lien), 6/30/23                                      $        99,869
----------------------------------------------------------------------------------------------------------
                                Steel -- 0.3%
         2,311,708       4.79   Zekelman Industries, Inc., Term Loan, 6/14/21              $     2,333,381
                                                                                           ---------------
                                Total Materials                                            $     3,111,932
----------------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 0.2%
                                Aerospace & Defense -- 0.2%
         1,428,229       7.75   DynCorp International, Inc., Term
                                Loan B2, 7/7/20                                            $     1,434,774
----------------------------------------------------------------------------------------------------------
                                Electrical Components & Equipment -- 0.0%+
           222,205       5.55   Pelican Products, Inc., Term Loan (First Lien), 4/8/20     $       223,594
----------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.0%+
           149,207       5.48   NN, Inc., Tranche B Term Loan, 10/19/22                    $       149,393
                                                                                           ---------------
                                Total Capital Goods                                        $     1,807,761
----------------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 0.0%+
                                Auto Parts & Equipment -- 0.0%+
            98,620       6.05   Electrical Components International, Inc.,
                                Loan, 4/17/21                                              $        99,421
                                                                                           ---------------
                                Total Automobiles & Components                             $        99,421
----------------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 0.0%+
                                Leisure Products -- 0.0%+
            61,425       4.23   BRP US, Inc., Term B Loan, 6/30/23                         $        61,929
                                                                                           ---------------
                                Total Consumer Durables & Apparel                          $        61,929
----------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 0.4%
                                Education Services -- 0.1%
           866,250       5.23   McGraw-Hill Global Education Holdings LLC,
                                Term B Loan (First Lien), 5/2/22                           $       856,325
----------------------------------------------------------------------------------------------------------
                                Specialized Consumer Services -- 0.3%
           298,462       5.48   GENEX Holdings, Inc., Term B Loan (First
                                Lien), 5/22/21                                             $       299,021
         2,248,747       5.05   KUEHG Corp., Term B-2 Loan, 8/13/22                              2,264,207
                                                                                           ---------------
                                                                                           $     2,563,228
                                                                                           ---------------
                                Total Consumer Services                                    $     3,419,553
----------------------------------------------------------------------------------------------------------
                                MEDIA -- 0.1%
                                Broadcasting -- 0.0%+
            57,365       3.98   Univision Communications, Inc., 2017
                                Replacement Repriced First-Lien Term
                                Loan, 3/15/24                                              $        57,197
----------------------------------------------------------------------------------------------------------
                                Movies & Entertainment -- 0.1%
           800,000       8.30   NVA Holdings, Inc., Term Loan (Second
                                Lien), 8/14/22                                             $       810,000
                                                                                           ---------------
                                Total Media                                                $       867,197
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 35

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                RETAILING -- 0.1%
                                Homefurnishing Retail -- 0.1%
           500,000       9.18   Serta Simmons Bedding LLC, Initial Term
                                Loan (Second Lien), 10/21/24                               $       500,469
                                                                                           ---------------
                                Total Retailing                                            $       500,469
----------------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 0.0%+
                                Food Distributors -- 0.0%+
           700,000       8.69   Del Monte Foods Consumer Products, Term
                                Loan (Second Lien), 5/26/21                                $       422,333
                                                                                           ---------------
                                Total Food & Staples Retailing                             $       422,333
----------------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 0.1%
                                Packaged Foods & Meats -- 0.1%
           250,000       4.73   CTI Foods Holding Co LLC, Term Loan (First
                                Lien), 6/29/20                                             $       237,188
           323,371       6.73   Give & Go Prepared Foods Corp., Term Loan
                                (First Lien), 7/12/23                                              325,796
           249,375       3.81   JBS USA, Term Loan (First Lien), 10/30/22                          247,505
                                                                                           ---------------
                                                                                           $       810,489
                                                                                           ---------------
                                Total Food, Beverage & Tobacco                             $       810,489
----------------------------------------------------------------------------------------------------------
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                                Household Products -- 0.2%
         1,413,125       8.79   Redbox Automated Retail LLC, Term Loan
                                (First Lien), 9/28/21                                      $     1,421,957
----------------------------------------------------------------------------------------------------------
                                Personal Products -- 0.2%
         2,044,849       4.73   Revlon Consumer Products Corp., Initial Term B
                                Loan, 7/22/23                                              $     1,860,813
                                                                                           ---------------
                                Total Household & Personal Products                        $     3,282,770
----------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 0.2%
                                Health Care Services -- 0.1%
            66,310       6.80   Ardent Legacy Acquisitions, Inc., Term Loan,
                                7/31/21                                                    $        66,724
           498,747       4.30   Envision Healthcare Corp., Initial Term Loan,
                                11/17/23                                                           502,363
                                                                                           ---------------
                                                                                           $       569,087
----------------------------------------------------------------------------------------------------------
                                HEALTH CARE FACILITIES -- 0.1%
           445,412       4.81   Kindred Healthcare, Inc., Tranche B Loan (First
                                Lien), 4/10/21                                             $       446,340
----------------------------------------------------------------------------------------------------------
                                Health Care Technology -- 0.0%+
           249,375       3.98   Change Healthcare Holdings LLC, Closing Date
                                Term Loan, 2/3/24                                          $       250,968
----------------------------------------------------------------------------------------------------------
                                Pharmaceuticals -- 0.0%+
           200,000       9.23   Genoa a QoL Healthcare Co LLC, Initial Term
                                Loan (Second Lien), 10/28/24                               $       202,000
                                                                                           ---------------
                                Total Health Care Equipment & Services                     $     1,468,395
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)                                                              Value
----------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.0%+
                                Other Diversified Financial Services -- 0.0%+
            34,804       6.23   Ocwen Loan Servicing LLC, Restatement
                                Effective Date Term Loan, 12/5/20                          $        34,869
                                                                                           ---------------
                                Total Diversified Financials                               $        34,869
----------------------------------------------------------------------------------------------------------
                                INSURANCE -- 0.1%
                                Property & Casualty Insurance -- 0.1%
           723,426       6.73   Confie Seguros Holding II Co., Term B Loan,
                                4/13/22                                                    $       717,638
                                                                                           ---------------
                                Total Insurance                                            $       717,638
----------------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 0.3%
                                IT Consulting & Other Services -- 0.1%
           412,672       5.98   Evergreen Skills Lux Sarl, Initial Term Loan
                                (First Lien), 4/23/21                                      $       389,073
           299,678       3.73   Go Daddy Operating Co LLC, Initial Term
                                Loan, 2/6/24                                                       301,195
                                                                                           ---------------
                                                                                           $       690,268
----------------------------------------------------------------------------------------------------------
                                Application Software -- 0.2%
         1,995,000       5.76   Synchronoss Technologies, Inc., Initial Term
                                Loan, 1/19/24                                              $     1,995,000
                                                                                           ---------------
                                Total Software & Services                                  $     2,685,268
----------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 0.0%+
                                Wireless Telecommunication Services -- 0.0%+
           250,000       3.98   Virgin Media Bristol LLC, I Facility, 1/31/25              $       251,510
                                                                                           ---------------
                                Total Telecommunication Services                           $       251,510
----------------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 0.0%+
                                Retail REIT -- 0.0%+
           148,861       4.56   DTZ US Borrower LLC, 2015-1 Additional Term
                                Loan (First Lien), 11/4/21                                 $       149,624
                                                                                           ---------------
                                Total Real Estate                                          $       149,624
----------------------------------------------------------------------------------------------------------
                                TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                (Cost $19,844,316)                                         $    19,691,158
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Shares
----------------------------------------------------------------------------------------------------------
                                CLOSED-END FUNDS -- 1.5%
                                DIVERSIFIED FINANCIALS -- 0.2%
                                Asset Management & Custody Banks -- 0.2%
            69,695              BlackRock MuniVest Fund, Inc.                              $       689,980
            47,298              BlackRock MuniYield Fund, Inc.                                     740,214
                                                                                           ---------------
                                Total Diversified Financials                               $     1,430,194
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 37

----------------------------------------------------------------------------------------------------------
Shares                                                                                     Value
----------------------------------------------------------------------------------------------------------
                                INSURANCE -- 1.3%
                                Property & Casualty Insurance -- 1.3%
         1,087,706              Pioneer ILS Interval Fund (h)                              $    11,529,684
                                                                                           ---------------
                                Total Insurance                                            $    11,529,684
----------------------------------------------------------------------------------------------------------
                                TOTAL CLOSED-END FUNDS
                                (Cost $12,478,197)                                         $    12,959,878
----------------------------------------------------------------------------------------------------------
                                RIGHTS / WARRANTS -- 0.0%+
                                ENERGY -- 0.0%+
                                Coal & Consumable Fuels -- 0.0%+
                17              Contura Energy, Inc., 7/26/23                              $           476
                                                                                           ---------------
                                Total Energy                                               $           476
----------------------------------------------------------------------------------------------------------
                                MATERIALS -- 0.0%+
                                Steel -- 0.0%+
           959,816              ANR, Inc., 3/31/23                                         $            --
                                                                                           ---------------
                                Total Materials                                            $            --
----------------------------------------------------------------------------------------------------------
                                TOTAL RIGHTS / WARRANTS
                                (Cost $111,479)                                            $           476
----------------------------------------------------------------------------------------------------------
                                EQUITY LINKED NOTES -- 14.0%
            92,000              AccorHotels, 4/19/18 (e)                                   $     4,266,038
            46,000              Apple, 1/31/18 (e)                                               6,841,580
            21,000              Baidu, 3/22/18 (e)                                               4,034,940
           168,000       6.90   Bank of America, 5/29/18                                         4,020,240
            87,000      10.79   BNP Paribas, 2/23/18                                             5,795,070
           156,000       9.87   Cabot Oil & Gas, 4/18/18                                         3,828,240
            25,500      10.44   Celgene, 2/20/18                                                 3,097,067
            50,000       9.25   Centene Corporation, 12/29/17                                    4,018,000
            19,000       8.43   Centene Corporation, 9/15/17                                     1,448,750
            66,000       6.05   Citigroup, 5/29/18                                               4,265,580
            94,000              eBay Inc., 8/7/18 (e)                                            3,358,620
           118,000              eBay Inc., 10/24/17 (e)                                          4,114,660
           310,000              Fitbit, 10/10/17 (e)                                             1,599,600
           281,000      29.68   Fitbit, 8/18/17                                                  1,449,960
           435,000      35.75   Fitbit, 10/18/17                                                 2,370,750
            48,000       8.14   Gilead Sciences, 7/19/18                                         3,530,400
           203,000              Micron Technology, 10/30/17 (e)                                  6,084,722
           255,000              Mitsubishi UFJ Financial Group, Inc. , 12/29/17 (e)              1,612,492
           101,000       6.50   Novartis, 11/1/17                                                8,199,180
            40,000              Phillips-Van Heusen Corporation, 12/4/17 (e)                     4,578,400
            63,000      10.13   Skyworks Solutions, Inc., 3/9/18                                 6,221,880
           141,000      11.15   Synchrony Financial, 8/3/17                                      4,275,120
            45,000      11.94   Teradyne, Inc., 5/23/18                                          1,556,550
            32,000      12.98   United Rentals, 12/26/17                                         3,708,000
            26,000      11.71   United Rentals, 2/1/18                                           2,976,480
            14,000      21.11   United Rentals, 11/15/17                                         1,571,080

The accompanying notes are an integral part of these financial statements.

38 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------------
 Shares                                                                                    Value
----------------------------------------------------------------------------------------------------------
                                EQUITY LINKED NOTES -- (continued)
            18,300              United Rentals, 10/18/17 (e)                               $     2,222,992
            18,300      11.70   United Rentals, 4/23/18                                          2,219,241
            20,000      12.33   United Rentals, 10/24/17                                         2,306,731
            13,500              United Rentals, 10/27/17 (e)                                     1,572,750
           300,000              Vodafone Group Plc, 2/22/18 (e)                                  8,220,000
         2,100,000       8.57   Vodafone Group Plc, 2/23/18                                      6,151,530
----------------------------------------------------------------------------------------------------------
                                TOTAL EQUITY LINKED NOTE
                                (Cost $116,882,578)                                        $   121,516,643
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Principal            Floating
Amount ($)           Rate (b)
----------------------------------------------------------------------------------------------------------
                                TEMPORARY CASH INVESTMENTS -- 2.4%
                                Repurchase Agreements -- 1.0%
         8,575,000              $8,575,000 ScotiaBank, 1.04%, dated 7/31/17
                                plus accrued interest on 8/1/17
                                collateralized by the following:
                                $2,001,179 Freddie Mac Giant, 5.0%, 5/1/41
                                $6,472,362 Federal National Mortgage
                                Association, 2.78% -- 4.00%, 7/1/34 -- 1/1/47
                                $273,213 Government National Mortgage
                                Association, 2.0%, 10/20/45                                $     8,575,000
----------------------------------------------------------------------------------------------------------
                                Commercial Paper -- 1.4%
         3,850,000              Federation, Commercial Paper, 8/1/17 (e)                   $     3,849,878
         2,165,000              Natixis, Commercial Paper, 8/1/17 (e)                            2,164,931
         2,165,000              Prudential, Commercial Paper, 8/1/17 (e)                         2,164,933
         2,165,000              Societe Generale, Commercial Paper, 8/1/17 (e)                   2,164,930
         2,165,000              Swedbank AB, Commercial Paper, 8/1/17 (e)                        2,164,933
                                                                                           ---------------
                                                                                           $    12,509,605
----------------------------------------------------------------------------------------------------------
                                TOTAL TEMPORARY CASH INVESTMENTS
                                (Cost $21,085,000)                                         $    21,084,605
----------------------------------------------------------------------------------------------------------
                                TOTAL INVESTMENT IN SECURITIES -- 99.7%
                                (Cost $820,037,378) (a)                                    $   866,688,008
----------------------------------------------------------------------------------------------------------
                                OTHER ASSETS & LIABILITIES -- 0.3%                         $     3,041,829
----------------------------------------------------------------------------------------------------------
                                NET ASSETS -- 100.0%                                       $   869,729,837
----------------------------------------------------------------------------------------------------------

+           Amount rounds to less than 0.1%.

*           Non-income producing security.

(PIK)       Represents a pay-in-kind security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2017, the value of these securities amounted to $100,126,172 or 11.5% of net assets.

REIT        Real Estate Investment Trust.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 39

(Perpetual) Security with no stated maturity date.

REMICS      Real Estate Mortgage Investment Conduits.

(Cat Bond)  Catastrophe or event-linked bond. At July 31, 2017, the value of these securities amounted to $1,554,925 or 0.2% of net assets. See Notes to Financial Statements -- Note 1I.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At July 31, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $826,118,707 was as follows:

               Aggregate gross unrealized appreciation for all investments in
                 which there is an excess of value over tax cost                $ 55,569,990

               Aggregate gross unrealized depreciation for all investments in
                 which there is an excess of tax cost over value                 (15,000,689)
                                                                                ------------
                Net unrealized appreciation                                     $ 40,569,301
                                                                                ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers). See Notes to Financial Statements -- Note 1A.

(d)         Security is in default.

(e) Security issued with a zero coupon. Income is earned through accretion of discount.

(f) Structured reinsurance investment. At July 31, 2017, the value of these securities amounted to $13,554,387 or 1.5% of net assets. See Notes to Financial Statements -- Note 1I.

(g)         Rate to be determined.

(h) Affiliated fund managed by Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. ("the Adviser").

(i) Principal amounts are denominated in U.S. Dollars unless otherwise noted:

            AUD      Australian Dollar
            EGP      Egyptian Pound
            EUR      Euro
            IDR      Indonesian Rupiah

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                           Purchases                Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                  $ 15,047,476             $ 15,618,930
Other Long-Term Securities                  889,547,168              932,048,004

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which the Adviser serves as investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended July 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $10,615,149 and $30,406,346, respectively, which resulted in a net realized gain of $1,344,295.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of July 31, 2017, in valuing the Fund's investments:

---------------------------------------------------------------------------------------------------
                                Level 1          Level 2           Level 3            Total
---------------------------------------------------------------------------------------------------
Convertible Corporate Bonds     $           --   $     1,176,469   $           --     $  1,176,469
Convertible Preferred Stocks         4,622,493                --               --        4,622,493
Common Stocks
  Capital Goods
    Industrial Machinery                    --                --               31               31
  Transportation
    Air Freight & Logistics                 --             6,393               --            6,393
  All Other Common Stocks          393,554,664                --               --      393,554,664
Asset Backed Securities                     --        24,364,327               --       24,364,327
Collateralized Mortgage
  Obligations                               --        30,671,045               --       30,671,045
Corporate Bonds
  Insurance
    Reinsurance                             --         1,554,925       13,554,387       15,109,312
  All Other Corporate Bonds                 --       156,863,518               --      156,863,518
U.S. Government and
  Agency Obligations                        --        20,981,100               --       20,981,100
Foreign Government Bonds                    --        44,085,896               --       44,085,896
Senior Floating Rate
  Loan Interests                            --        19,691,158               --       19,691,158
Closed-End Funds                     1,430,194        11,529,684               --       12,959,878
Rights/Warrants                             --               476               --              476
Equity Linked Notes                         --       121,516,643               --      121,516,643
Repurchase Agreements                       --         8,575,000               --        8,575,000
Commercial Paper                            --        12,509,605               --       12,509,605
---------------------------------------------------------------------------------------------------
Total                           $  399,607,351   $   453,526,239   $   13,554,418     $866,688,008
---------------------------------------------------------------------------------------------------
Other Financial Instruments
Unrealized depreciation
  on futures contracts          $   (3,401,998)  $            --   $           --     $ (3,401,998)
Unrealized appreciation on
  forward foreign
  currency contracts                        --           533,508               --          533,508
Unrealized depreciation on
  forward foreign
  currency contracts                        --        (1,532,468)              --       (1,532,468)
---------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments         $   (3,401,998)  $      (998,960)  $           --     $ (4,400,958)
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 41

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                Convertible
                                Corporate    Common   Corporate
                                Bonds        Stocks   Bonds         Total
--------------------------------------------------------------------------------
Balance as of 7/31/16           $   2,558    $31      $ 4,476,996   $ 4,479,585
Realized gain (loss)(1)           (27,538)    --          (20,196)      (47,734)
Change in unrealized
  appreciation (depreciation)(2)   27,538     --          872,530       900,068
Purchases                              --     --       12,720,088    12,720,088
Sales                              (2,558)    --       (4,495,031)   (4,497,589)
Changes between Level 3*               --     --               --            --
--------------------------------------------------------------------------------
Balance as of 7/31/17           $      --    $31      $13,554,387   $13,554,418
--------------------------------------------------------------------------------

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended July 31, 2017, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of investments
     still held as of 7/31/17                                                   $990,942
                                                                                --------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Statement of Assets and Liabilities | 7/31/17

ASSETS:
  Investment in securities of unaffiliated issuers, at value (cost $808,797,378)  $855,158,324
  Investment in securities of affiliated issuers, at value (cost $11,240,000)       11,529,684
-----------------------------------------------------------------------------------------------
  Total investment in securities, at value (cost $820,037,378)                    $866,688,008
  Cash                                                                               8,809,992
  Restricted cash*                                                                   6,975,129
  Receivables --
     Investment securities sold                                                      3,202,390
     Fund shares sold                                                                8,783,773
     Dividends                                                                       2,469,653
     Interest                                                                        4,139,028
  Due from the Adviser                                                                  53,238
  Unrealized appreciation on forward foreign currency contracts                        533,508
  Other assets                                                                           8,784
-----------------------------------------------------------------------------------------------
        Total assets                                                              $901,663,503
-----------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                              $ 26,453,905
     Fund shares repurchased                                                         2,384,818
     Distributions                                                                      36,593
     Trustee fees                                                                        3,059
  Variation margin for futures contracts                                               122,138
  Due to custodian (Cost $(243,375))                                                   332,705
  Due to affiliates                                                                    262,216
  Unrealized depreciation on forward foreign currency contracts                      1,532,468
  Reserve for repatriation taxes                                                       481,902
  Accrued expenses                                                                     323,862
-----------------------------------------------------------------------------------------------
        Total liabilities                                                         $ 31,933,666
-----------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                 $898,521,939
  Undistributed net investment income                                               10,620,707
  Accumulated net realized loss on investments, futures contracts,
     swap contracts and foreign currency transactions                              (81,149,054)
  Net unrealized appreciation on investments (net of foreign capital gains
     tax of $481,902)                                                               46,168,728
  Unrealized depreciation on futures contracts                                      (3,401,998)
  Net unrealized appreciation on other assets and liabilities
     denominated in foreign currencies                                              (1,030,485)
-----------------------------------------------------------------------------------------------
        Total net assets                                                          $869,729,837
-----------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $238,280,981/20,375,352 shares)                               $      11.69
  Class C (based on $310,023,118/26,593,004 shares)                               $      11.66
  Class K (based on $557,562/47,038 shares)                                       $      11.85
  Class R (based on $1,750,961/149,161 shares)                                    $      11.74
  Class Y (based on $319,117,215/27,333,888 shares)                               $      11.67
MAXIMUM OFFERING PRICE:
  Class A ($11.69 / 95.5%)                                                        $      12.24
-----------------------------------------------------------------------------------------------

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 43

Statement of Operations

For the Year Ended 7/31/17

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $293,436)               $ 28,941,620
   Dividends (net of foreign taxes withheld of $1,808,409)              23,708,086
----------------------------------------------------------------------------------------------------
        Total investment income                                                        $ 52,649,706
====================================================================================================
EXPENSES:
   Management fees                                                     $ 3,682,832
   Transfer agent fees
     Class A                                                               151,670
     Class C                                                               233,388
     Class K                                                                    47
     Class R                                                                 3,745
     Class Y                                                               253,968
   Distribution fees
     Class A                                                               563,399
     Class C                                                             2,960,516
     Class R                                                                 7,691
   Shareholder communication expense                                        32,930
   Administrative expense                                                  255,620
   Custodian fees                                                          223,504
   Registration fees                                                       151,132
   Professional fees                                                        84,146
   Printing expense                                                         52,021
   Fees and expenses of nonaffiliated Trustees                              31,687
   Miscellaneous                                                           116,316
----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  8,804,612
     Less fees waived and expenses reimbursed
        by the Adviser                                                                     (340,463)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                      $  8,464,149
----------------------------------------------------------------------------------------------------
            Net investment income                                                      $ 44,185,557
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments (including from affiliated Issuer
        of $108,618)                                                  $ 10,968,035
     Futures contracts                                                 (11,800,178)
     Swap contracts                                                      3,987,845
     Foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                1,605,166     $  4,760,868
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments (including from affiliated issuer
        of $273,646)                                                  $ 63,922,693
     Futures contracts                                                  (1,628,710)
     Foreign currency contracts and other assets
        and liabilities denominated in foreign currencies                 (974,792)    $ 61,319,191
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     futures contracts, swap contracts and foreign
     currency transactions                                                             $ 66,080,059
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $110,265,616
====================================================================================================

The accompanying notes are an integral part of these financial statements.

44 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Statement of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                             Year Ended      Year Ended
                                                             7/31/17         7/31/16*
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                 $  44,185,557   $   46,335,045
Net realized gain (loss) on investments, futures contracts,
  swap contracts and foreign currency transactions               4,760,868      (62,109,175)
Change in net unrealized appreciation (depreciation) on
  investments, futures contracts, swap contracts and
  foreign currency transactions                                 61,319,191        4,754,320
---------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                    $ 110,265,616   $  (11,019,810)
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.54 and $0.63 per share, respectively)         $ (10,973,844)  $  (14,818,563)
   Class C ($0.45 and $0.55 per share, respectively)           (12,025,208)     (17,162,624)
   Class K ($0.57 and $0.66 per share, respectively)               (23,613)      (1,245,936)
   Class R ($0.49 and $0.59 per share, respectively)               (66,997)         (53,471)
   Class Y ($0.56 and $0.65 per share, respectively)           (11,666,488)     (14,882,614)
---------------------------------------------------------------------------------------------
      Total distributions to shareowners                     $ (34,756,150)  $  (48,163,208)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                             $ 271,760,085   $  228,470,653
Reinvestment of distributions                                   34,283,721       47,104,660
Cost of shares repurchased                                    (258,815,977)    (435,914,479)
---------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                             $  47,227,829   $ (160,339,166)
---------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                  $ 122,737,295   $ (219,522,184)

NET ASSETS:
Beginning of year                                            $ 746,992,542   $  966,514,726
---------------------------------------------------------------------------------------------
End of year                                                  $ 869,729,837   $  746,992,542
---------------------------------------------------------------------------------------------
Undistributed net investment income                          $  10,620,707   $      914,067
=============================================================================================

* Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 45

------------------------------------------------------------------------------------------
                                Year Ended   Year Ended       Year Ended    Year Ended
                                7/31/17      7/31/17          7/31/16       7/31/16
                                Shares       Amount           Shares*       Amount*
------------------------------------------------------------------------------------------
Class A
Shares sold                      5,026,883   $  56,156,115      6,281,455   $  64,920,390
Reinvestment of distributions      973,292      10,693,655      1,387,216      14,232,424
Less shares repurchased         (8,208,864)    (89,550,671)    (9,018,596)    (92,585,236)
------------------------------------------------------------------------------------------
      Net decrease              (2,208,689)  $ (22,700,901)    (1,349,925)  $ (13,432,422)
==========================================================================================
Class C
Shares sold                      4,760,831   $  52,961,811      7,019,556   $  72,804,357
Reinvestment of distributions    1,087,729      11,914,014      1,649,567      16,872,843
Less shares repurchased         (8,142,310)    (88,705,319)   (11,594,822)   (118,628,340)
------------------------------------------------------------------------------------------
      Net decrease              (2,293,750)  $ (23,829,494)    (2,925,699)  $ (28,951,140)
------------------------------------------------------------------------------------------
Class K
Shares sold                         24,008   $     257,480         22,755   $     236,429
Reinvestment of distributions        2,108          23,609        117,504       1,210,213
Less shares repurchased             (1,968)        (21,321)    (3,518,425)    (34,350,031)
------------------------------------------------------------------------------------------
      Net increase (decrease)       24,148   $     259,768     (3,378,166)  $ (32,903,389)
------------------------------------------------------------------------------------------
Class R
Shares sold                         58,497   $     637,883         98,278   $   1,019,289
Reinvestment of distributions        1,006          11,219            334           3,421
Less shares repurchased            (25,720)       (289,974)       (23,950)       (249,286)
------------------------------------------------------------------------------------------
      Net increase                  33,783   $     359,128         74,662   $     773,424
==========================================================================================
Class Y
Shares sold                     14,483,632   $ 161,746,796      8,647,619   $  89,490,188
Reinvestment of distributions    1,055,620      11,641,224      1,440,715      14,785,759
Less shares repurchased         (7,348,703)    (80,248,692)   (18,561,018)   (190,101,586)
------------------------------------------------------------------------------------------
      Net increase (decrease)    8,190,549   $  93,139,328     (8,472,684)  $ (85,825,639)
==========================================================================================

* Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                             Year        Year        Year        Year       Year
                                                             Ended       Ended       Ended       Ended      Ended
                                                             7/31/17     7/31/16**   7/31/15**   7/31/14**  7/31/13
--------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  10.57    $  11.15    $  11.94    $  11.07   $ 10.61
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.67(a) $   0.62(a) $   0.60    $   0.69   $  0.61
   Net realized and unrealized gain (loss) on investments        0.99       (0.57)      (0.73)       0.80      0.78
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.66    $   0.05    $  (0.13)   $   1.49   $  1.39
--------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.54)   $  (0.63)   $  (0.66)   $  (0.62)  $ (0.73)
   Net realized gain                                               --          --          --          --     (0.20)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.54)   $  (0.63)   $  (0.66)   $  (0.62)  $ (0.93)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.12    $  (0.58)   $  (0.79)   $   0.87   $  0.46
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.69    $  10.57    $  11.15    $  11.94   $ 11.07
====================================================================================================================
Total return*                                                   16.13%       0.81%      (1.10)%     13.77%    13.52%
Ratio of net expenses to average net assets                      0.85%       0.85%       0.85%       0.85%     0.85%
Ratio of net investment income (loss) to average net assets      6.07%       5.99%       5.38%       6.62%     6.19%
Portfolio turnover rate                                           131%        109%        120%         99%      119%
Net assets, end of period (in thousands)                     $238,281    $238,779    $266,899    $216,565   $49,263
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.92%       0.94%       0.95%       1.00%     1.37%
   Net investment income (loss) to average net assets            6.00%       5.90%       5.28%       6.47%     5.67%
====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 47

----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year        Year       Year
                                                             Ended        Ended        Ended       Ended      Ended
                                                             7/31/17      7/31/16**    7/31/15**   7/31/14**  7/31/13
----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  10.55     $  11.12     $  11.91    $  11.04   $ 10.60
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.57(a)  $   0.53(a)  $   0.51    $   0.57   $  0.52
   Net realized and unrealized gain (loss) on investments        0.99        (0.55)       (0.74)       0.82      0.75
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.56     $  (0.02)    $  (0.23)   $   1.39   $  1.27
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.45)    $  (0.55)    $  (0.56)   $  (0.52)  $ (0.63)
   Net realized gain                                               --           --           --          --     (0.20)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.45)    $  (0.55)    $  (0.56)   $  (0.52)  $ (0.83)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.11     $  (0.57)    $  (0.79)   $   0.87   $  0.44
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.66     $  10.55     $  11.12    $  11.91   $ 11.04
======================================================================================================================
Total return*                                                   15.12%        0.06%       (1.89)%     12.84%    12.39%
Ratio of net expenses to average net assets                      1.69%        1.69%        1.69%       1.72%     1.71%
Ratio of net investment income (loss) to average net assets      5.24%        5.16%        4.59%       5.73%     5.24%
Portfolio turnover rate                                           131%         109%         120%         99%      119%
Net assets, end of period (in thousands)                     $310,023     $304,609     $353,686    $244,574   $35,074
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.69%        1.69%        1.69%       1.72%     2.13%
   Net investment income (loss) to average net assets            5.24%        5.16%        4.59%       5.73%     4.81%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

-----------------------------------------------------------------------------------------
                                                  Year        Year
                                                  Ended       Ended       12/1/14
                                                  7/31/17     7/31/16**** to 7/31/15****
-----------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period              $ 10.69     $ 11.15     $ 11.50
-----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                    $  0.72(a)  $  0.57(a)  $  0.50
  Net realized and unrealized gain (loss)
      on investments                                 1.01       (0.37)      (0.37)
-----------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                      $  1.73     $  0.20     $  0.13
-----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                           $ (0.57)    $ (0.66)    $ (0.48)
  Net realized gain                                    --          --          --
-----------------------------------------------------------------------------------------
Total distributions                               $ (0.57)    $ (0.66)    $ (0.48)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $  1.16     $ (0.46)    $ (0.35)
-----------------------------------------------------------------------------------------
Net asset value, end of period                    $ 11.85     $ 10.69     $ 11.15
=========================================================================================
Total return*                                       16.65%       2.20%       1.13%***
Ratio of net expenses to average net assets          0.63%       0.60%       0.63%**
Ratio of net investment income (loss) to average
  net assets                                         6.46%       5.51%       5.63%**
Portfolio turnover rate                               131%        109%        120%**
Net assets, end of period (in thousands)          $   558     $   245     $37,935
=========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

**** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 49

-----------------------------------------------------------------------------------------
                                                  Year        Year
                                                  Ended       Ended       12/1/14
                                                  7/31/17     7/31/16**** to 7/31/15****
-----------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period              $ 10.62     $ 11.20     $ 11.50
-----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                    $  0.64(a)  $  0.59(a)  $  0.43
  Net realized and unrealized gain (loss)
      on investments                                 0.97       (0.58)      (0.30)
-----------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                      $  1.61     $  0.01     $  0.13
-----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                           $ (0.49)    $ (0.59)    $ (0.43)
  Net realized gain                                    --          --          --
-----------------------------------------------------------------------------------------
Total distributions                               $ (0.49)    $ (0.59)    $ (0.43)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value        $  1.12     $ (0.58)    $ (0.30)
-----------------------------------------------------------------------------------------
Net asset value, end of period                    $ 11.74     $ 10.62     $ 11.20
=========================================================================================
Total return*                                       15.53%       0.41%       1.16%***
Ratio of net expenses to average net assets          1.37%       1.37%       1.40%**
Ratio of net investment income (loss) to average
  net assets                                         5.74%       5.68%       4.20%**
Portfolio turnover rate                               131%        109%        120%**
Net assets, end of period (in thousands)          $ 1,751     $ 1,225     $   456
=========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

**** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

----------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year        Year       Year
                                                             Ended        Ended        Ended       Ended      Ended
                                                             7/31/17      7/31/16**    7/31/15**   7/31/14**  7/31/13
----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  10.56     $  11.14     $  11.93    $  11.06   $ 10.62
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.70(a)  $   0.63(a)  $   0.63    $   0.68   $  0.63
   Net realized and unrealized gain (loss) on investments        0.97        (0.56)       (0.74)       0.84      0.76
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.67     $   0.07     $  (0.11)   $   1.52   $  1.39
----------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.56)    $  (0.65)    $  (0.68)   $  (0.65)  $ (0.75)
   Net realized gain                                               --           --           --          --     (0.20)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.56)    $  (0.65)    $  (0.68)   $  (0.65)  $ (0.95)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   1.11     $  (0.58)    $  (0.79)   $   0.87   $  0.44
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  11.67     $  10.56     $  11.14    $  11.93   $ 11.06
======================================================================================================================
Total return*                                                   16.27%        1.00%       (0.89)%     14.01%    13.53%
Ratio of net expenses to average net assets                      0.65%        0.65%        0.65%       0.65%     0.65%
Ratio of net investment income (loss) to average net assets      6.38%        6.10%        5.58%       6.58%     6.23%
Portfolio turnover rate                                           131%         109%         120%         99%      119%
Net assets, end of period (in thousands)                     $319,117     $202,134     $307,538    $288,838   $32,492
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.72%        0.72%        0.71%       0.71%     1.10%
   Net investment income (loss) to average net assets            6.31%        6.04%        5.52%       6.52%     5.79%
======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

** Beginning with the fiscal year ended July 31, 2017, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 51

Notes to Financial Statements | 7/31/17

1. Organization and Significant Accounting Policies

Pioneer Multi-Asset Income Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

52 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. Financial statements with a period end date on or after August 1, 2017 are required to be in compliance with the amendments to Regulation S-X. Although still evaluating the impact of these amendments, management expects the Fund's adoption to be limited to additional financial statement disclosures.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 53 used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

54 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 55

     At July 31, 2017, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or through a third party using an insurance valuation model) representing 0.0% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's

56 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of July 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of July 31, 2017, the Fund had accrued $481,902 in reserve for repatriation taxes related to capital gains.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At July 31, 2017, the Fund reclassified $277,233 to increase undistributed net investment income and $277,233 to increase accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     At July 31, 2017, the Fund was permitted to carry forward indefinitely $28,978,238 of short-term losses and $54,589,090 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 57

     During the year ended July 31, 2017, a capital loss carryforward of $21,617,441 was utilized to offset net realized gains by the fund.

     The tax character of distributions paid during the years ended July 31, 2017 and July 31, 2016 was as follows:

     ----------------------------------------------------------------------
                                                    2017               2016
     ----------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                         $34,756,150        $48,163,208
     ----------------------------------------------------------------------
          Total                              $34,756,150        $48,163,208
     ======================================================================

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2017:

     ------------------------------------------------------------------------
                                                                       2017
     ------------------------------------------------------------------------
      Distribution paid from:
      Undistributed ordinary income                             $ 14,881,355
      Capital loss carryforward                                  (83,567,328)
      Current year dividend payable                                  (36,593)
      Unrealized appreciation                                     39,930,464
     ------------------------------------------------------------------------
           Total                                                $(28,792,102)
     ========================================================================

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and PFIC's, the mark to market of forward currency and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, Business Development Company (BDC) and interest on defaulted bonds.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor, the principal underwriter for the Fund earned $93,317 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2017.

G.   Class Allocations

     Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are

58 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations.

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

I.   Insurance-linked securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 59 specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at July 31, 2017, was $6,619,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation and depreciation. When the contract is closed, the Fund realizes

60 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. The average value of contracts open during the year ended July 31, 2017, was $(110,343,066).

     At July 31, 2017, open futures contracts were as follows:

     -------------------------------------------------------------------------------------
                                Number of
                                Contracts      Settlement                    Unrealized
     Description  Counterparty  Long/(Short)   Month/Year   Value            Depreciation
     -------------------------------------------------------------------------------------
     Euro FX      Citibank N.A. (295)          9/17         $ (43,735,594)   $(1,378,448)
     S&P500 EMINI Citibank N.A. (1,176)        9/17          (145,118,400)    (2,023,550)
     -------------------------------------------------------------------------------------
     Total                                                  $(188,853,994)   $(3,401,998)
     =====================================================================================

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of July 31, 2017 are disclosed in the Fund's Schedule of Investments.

L.   Credit Default Swaps

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 61 notional (or other agreed upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the Fund as seller of protection would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty described above.

     When the Fund enters into a credit default swap contract, either the buyer or seller of protection will make a rebalancing payment to the other party. The amount of the rebalancing payment is determined based on the value of the contract on the trade date. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial

62 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     There were no open credit default swaps contracts at January 31, 2017.

M.   Total Return Swap Agreements

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     The average value of swap contracts open during the year ended July 31, 2017 was $343,264. There were no open total return swaps contracts at July 31, 2017.

N.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 63 added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     There were no open written options contracts at July 31, 2017.

O.   Purchased Options

     The Fund may purchase put and call options in order to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

     There were no open purchased options contracts at July 31, 2017.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion and 0.45% on assets over $1 billion. For the year ended July 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses and acquired fund fees and expenses) was equal to 0.49% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.85%, 1.75%, and 0.65% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses

64 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 reimbursed during the year ended July 31, 2017 are reflected on the Statement of Operations. These expense limitations are in effect through December 1, 2018 for Class C shares and December 1, 2019 for Class A shares and Class Y shares. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $140,905 in management fees, administrative costs and certain other reimbursements payable to the Adviser at July 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended July 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $ 1,580
Class C                                                                   19,134
Class K                                                                       48
Class R                                                                      204
Class Y                                                                   11,964
--------------------------------------------------------------------------------
  Total                                                                  $32,930
================================================================================

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 65 maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class R shares. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets attributable to Class R shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $121,311 in distribution fees payable to the Distributor at July 31, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended July 31, 2017, CDSC's in the amount of $37,838 were paid to the Distributor.

5. Forward Foreign Currency Contracts

At July 31, 2017, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract. The average value of forward foreign currency contracts open during the year ended July 31, 2017 was $(4,671,886).

As of July 31, 2017, open forward foreign currency contracts were as follows:

---------------------------------------------------------------------------------------------
Currency                  Currency   In Exchange                   Settlement    Unrealized
Sold      Deliver         Purchased  for           Counterparty    Date          Appreciation
---------------------------------------------------------------------------------------------
USD       (3,771,074)     INR        245,383,770   State Street    9/5/2017      $ 34,107
                                                   Bank & Trust
USD       (4,180,467)     CAD          5,426,192   Bank of         9/7/2017       178,214
                                                   America NA
USD       (1,686,874)     CAD          2,195,056   JP Morgan       9/7/2017        76,342
                                                   Chase Bank NA
USD       (3,779,098)     PHP        192,091,548   JP Morgan       8/7/2017        26,541
                                                   Chase Bank NA
USD       (8,506,044)     JPY        958,435,000   Citibank NA     10/16/2017     218,304
---------------------------------------------------------------------------------------------
Total                                                                            $533,508
=============================================================================================

66 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

-------------------------------------------------------------------------------------------------
Currency                     Currency   In Exchange                     Settlement   Unrealized
Sold      Deliver            Purchased  for             Counterparty    Date         Depreciation
-------------------------------------------------------------------------------------------------
USD            (14,016,292)  RUB        808,459,699     Bank of         9/5/2017     $ (577,985)
                                                        America NA
KRW        (14,657,724,337)  USD         13,071,731     JP Morgan       9/5/2017         (12,057)
                                                        Chase Bank NA
EUR             (3,334,735)  USD          3,770,561     State Street    9/7/2017        (182,768)
                                                        Bank & Trust
CAD             (7,621,249)  USD          5,680,259     Bank of         9/7/2017        (441,639)
                                                        America NA
NZD             (5,701,791)  USD          4,144,761     State Street    8/11/2017       (136,577)
                                                        Bank & Trust
USD             (4,011,430)  ARS         71,245,000     JP Morgan       10/17/2017      (151,952)
                                                        Chase Bank NA
AUD             (4,894,947)  USD          3,902,134     State Street    8/31/2017        (11,065)
                                                        Bank & Trust
GBP             (1,605,278)  USD          2,102,170     State Street    8/31/2017        (18,425)
                                                        Bank & Trust
-------------------------------------------------------------------------------------------------
 Total                                                                               $(1,532,468)
=================================================================================================

ARS - Argentine Peso           JPY - Japanese Yen
AUD - Australian Dollar        KRW - South Korean Won
CAD - Canadian Dollar          NZD - New Zealand Dollar
EUR - Euro                     PHP - Philippine Peso
GBP - British Pound            RUB - Russian Ruble
INR - Indian Rupee

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended July 31, 2017, the Fund had no borrowings under the credit facility.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 67

7. Assets and Liabilities Offsetting

The Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Portfolio's credit risk to its counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, the Portfolio's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Portfolio's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash." Securities pledged by the Portfolio as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities except for forward foreign currency contracts, which are shown on a gross basis. The following charts show gross assets and liabilities of the Portfolio as of July 31, 2017.

68 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

---------------------------------------------------------------------------------------------------
                 Derivative Assets     Derivatives     Non-Cash       Cash            Net Amount
                 Subject to Master     Available for   Collateral     Collateral      of Derivative
Counterparty     Netting Agreement     Offset          Received (a)   Received (a)    Assets (b)
---------------------------------------------------------------------------------------------------
Bank Of
  America NA     $178,214              $(178,214)      $ --           $  --           $        --
Citibank NA       218,304                     --         --              --               218,304
JP Morgan
  Chase
  Bank NA         102,883               (102,883)        --              --                    --
State Street
  Bank & Trust     34,107                (34,107)        --              --                    --
---------------------------------------------------------------------------------------------------
  Total          $533,508              $(315,204)      $ --           $  --           $   218,304
===================================================================================================

---------------------------------------------------------------------------------------------------
                Derivative Liabilities Derivatives     Non-Cash       Cash           Net Amount
                Subject to Master      Available for   Collateral     Collateral     of Derivative
Counterparty    Netting Agreement      Offset          Pledged (a)    Pledged (a)    Liabilities (c)
---------------------------------------------------------------------------------------------------
Bank Of
  America NA    $1,019,624             $(178,214)      $ --           $  --          $   841,410
Citibank NA             --                    --         --              --                   --
JP Morgan
  Chase
  Bank NA          164,009              (102,883)        --              --               61,126
State Street
  Bank & Trust     348,835               (34,107)        --              --              314,728
---------------------------------------------------------------------------------------------------
  Total         $1,532,468             $(315,204)      $ --           $  --          $ 1,217,264
===================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8.   Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 69

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at July 31, 2017, was as follows:

-------------------------------------------------------------------------------
                                             Foreign
Statement of             Interest    Credit  Exchange    Equity       Commodity
Assets and Liabilities   Rate Risk   Risk    Rate Risk   Risk         Risk
-------------------------------------------------------------------------------
Assets
 Unrealized
  appreciation of
  forward foreign
  currency contracts     $--         $--     $ 533,508   $       --   $ --
-------------------------------------------------------------------------------
  Total Value            $--         $--     $ 533,508   $       --   $ --
===============================================================================
Liabilities
 Unrealized
   depreciation of
   forward foreign
   currency contracts    $--         $--     $1,532,468  $       --   $ --
 Net unrealized
   depreciation of
   futures contracts*     --          --      1,378,448   2,023,550     --
-------------------------------------------------------------------------------
   Total Value           $--         $--     $2,910,916  $2,023,550   $ --
===============================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1J). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at July 31, 2017, was as follows:

--------------------------------------------------------------------------------
                                             Foreign
Statement of             Interest    Credit  Exchange    Equity        Commodity
Operations               Rate Risk   Risk    Rate Risk   Risk          Risk
--------------------------------------------------------------------------------
Net realized gain
 (loss) on
 Futures contracts       $  369,799  $ --    $ (402,601) $(11,767,376) $ --
 Swap contracts             976,028    --            --     3,011,817    --
 Forward foreign
   currency
   contracts**                   --    --     1,981,498            --    --
--------------------------------------------------------------------------------
   Total Value           $1,345,827  $ --    $1,578,897  $ (8,755,559) $ --
================================================================================

70 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

--------------------------------------------------------------------------------
                                            Foreign
Statement of            Interest    Credit  Exchange     Equity        Commodity
Operations              Rate Risk   Risk    Rate Risk    Risk          Risk
--------------------------------------------------------------------------------
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts      $ --        $ --    $(1,207,807) $(420,903)    $  --
 Forward foreign
  currency
  contracts**             --          --       (998,960)        --        --
--------------------------------------------------------------------------------
  Total Value           $ --        $ --    $(2,206,767) $(420,903)    $  --
================================================================================

** Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareholders of Pioneer Multi-Asset Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Multi-Asset Income Fund (the "Fund"), one of the funds constituting Pioneer Series Trust IV, including the schedule of investments, as of July 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended July 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2016 and the financial highlights in the periods ended July 31, 2014, July 31, 2015 and July 31, 2016 were audited by another independent registered public accounting firm whose report, dated September 28, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Multi-Asset Income Fund at July 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and the financial highlights for the year ended July 31, 2013 in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 27, 2017

72 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

ADDITIONAL INFORMATION (unaudited)

For the year ended July 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2015 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 32.05%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 29.07%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years preceding the fiscal year ended July 31, 2017, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices,

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 73 financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended July 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company

74 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 75

Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Multi-Asset Income Fund (the Fund) pursuant to an investment management agreement between Amundi Pioneer and the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Fund at a meeting held on June 13, 2017. The Board of Trustees of the Fund also approved an interim investment management agreement between Amundi Pioneer and the Fund (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Fund did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any

76 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 plans to modify the operations of the Fund; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale;
(iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Fund and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 77 its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The

78 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Fund and that are expected to be provided by Amundi Pioneer to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 79

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Fund. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

80 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the first quintile relative to its Morningstar category and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that Amundi Pioneer had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 81 considered Amundi Pioneer's costs in providing services to the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Fund, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer

82 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Fund, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 83

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

84 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                   Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                           Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Trustee since 2011.   Private investor (2004 - 2008 and 2013 -       Director, Broadridge
Chairman of the Board         Serves until a        present); Chairman (2008 - 2013) and Chief     Financial Solutions, Inc.
and Trustee                   successor trustee is  Executive Officer (2008 - 2012), Quadriserv,   (investor communications and
                              elected or earlier    Inc. (technology products for securities       securities processing
                              retirement or         lending industry); and Senior Executive Vice   provider for financial
                              removal.              President, The Bank of New York (financial and services industry) (2009 -
                                                    securities services) (1986 - 2004)             present); Director,
                                                                                                   Quadriserv, Inc. (2005 -
                                                                                                   2013); and Commissioner, New
                                                                                                   Jersey State Civil Service
                                                                                                   Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)            Trustee since 2011.   Managing Partner, Federal City Capital         Director of New York
Trustee                       Serves until a        Advisors (corporate advisory services          Mortgage Trust
                              successor trustee is  company) (1997 - 2004 and 2008 - present);     (publicly-traded mortgage
                              elected or earlier    Interim Chief Executive Officer, Oxford        REIT) (2004 - 2009, 2012 -
                              retirement or         Analytica, Inc. (privately held research and   present); Director of The
                              removal.              consulting company) (2010); Executive Vice     Swiss Helvetia Fund, Inc.
                                                    President and Chief Financial Officer,         (closed-end fund) (2010 -
                                                    I-trax, Inc. (publicly traded health care      present); Director of Oxford
                                                    services company) (2004 - 2007); and           Analytica, Inc. (2008 -
                                                    Executive Vice President and Chief Financial   present); and Director of
                                                    Officer, Pedestal Inc. (internet-based         Enterprise Community
                                                    mortgage trading company) (2000 - 2002);       Investment, Inc.
                                                    Private Consultant (1995 - 1997); Managing     (privately-held affordable
                                                    Director, Lehman Brothers (1992 - 1995);       housing finance company)
                                                    Executive, The World Bank (1979 - 1992)        (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)     Trustee since 2011.   William Joseph Maier Professor of Political    Trustee, Mellon
Trustee                       Serves until a        Economy, Harvard University (1972 - present)   Institutional Funds
                              successor trustee is                                                 Investment Trust and Mellon
                              elected or earlier                                                   Institutional Funds Master
                              retirement or                                                        Portfolio (oversaw 17
                              removal.                                                             portfolios in fund complex)
                                                                                                   (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)     Trustee since 2011.   Founding Director, Vice-President and          None
Trustee                       Serves until a        Corporate Secretary, The Winthrop Group, Inc.
                              successor trustee is  (consulting firm) (1982 - present); Desautels
                              elected or earlier    Faculty of Management, McGill University
                              retirement or         (1999 - present); and Manager of Research
                              removal.              Operations and Organizational Learning, Xerox
                                                    PARC, Xerox's advance research center
                                                    (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 85

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)      Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds     None
Trustee                       (Advisory Trustee     (healthcare workers union pension funds)
                              from 2014 - 2017)     (2001 - present); Vice President -
                              Serves until a        International Investments Group, American
                              successor trustee is  International Group, Inc. (insurance company)
                              elected or earlier    (1993 - 2001); Vice President, Corporate
                              retirement or         Finance and Treasury Group, Citibank, N.A.
                              removal.              (1980 - 1986 and 1990 - 1993); Vice President
                                                    - Asset/Liability Management Group, Federal
                                                    Farm Funding Corporation
                                                    (government-sponsored issuer of debt
                                                    securities) (1988 - 1990); Mortgage
                                                    Strategies Group, Shearson Lehman Hutton,
                                                    Inc. (investment bank) (1987 - 1988);
                                                    Mortgage Strategies Group, Drexel Burnham
                                                    Lambert, Ltd. (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)      Trustee since 2011.   President and Chief Executive Officer,        Director of New America High
Trustee                       Serves until a        Newbury Piret Company (investment banking     Income Fund, Inc.
                              successor trustee is  firm) (1981 - present)                        (closed-end investment
                              elected or earlier                                                  company) (2004 - present);
                              retirement or                                                       and Member, Board of
                              removal.                                                            Governors, Investment
                                                                                                  Company Institute (2000 -
                                                                                                  2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)        Trustee since 2014.   Consultant (investment company services)      None
Trustee                       Serves until a        (2012 - present); Executive Vice President,
                              successor trustee is  BNY Mellon (financial and investment company
                              elected or earlier    services) (1969 - 2012); Director, BNY
                              retirement or         International Financing Corp. (financial
                              removal.              services) (2002 - 2012); Director, Mellon
                                                    Overseas Investment Corp. (financial services)
                                                    (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

86 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*           Trustee since 2017.   Chair, Director, CEO and President of Amundi  None
Trustee, President and        Serves until a        Pioneer Asset Management USA, Inc. (since
Chief Executive Officer       successor trustee is  September 2014); Chair, Director and CEO of
                              elected or earlier    Amundi Pioneer Asset Management, Inc. (since
                              retirement or         September 2014); Chair, Director and CEO of
                              removal               Amundi Pioneer Distributor, Inc. (since
                                                    September 2014); Chair, Director, CEO and
                                                    President of Amundi Pioneer Institutional
                                                    Asset Management, Inc. (since September
                                                    2014); Managing Director, Morgan Stanley
                                                    Investment Management (2010 - 2013); Director
                                                    of Institutional Business, CEO of
                                                    International, Eaton Vance Management (2005 -
                                                    2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*       Trustee since 2014.   Director and Executive Vice President (since  None
Trustee                       Serves until a        2008) and Chief Investment Officer, U.S.
                              successor trustee is  (since 2010) of Amundi Pioneer Asset
                              elected or earlier    Management USA, Inc.; Executive Vice
                              retirement or         President and Chief Investment Officer, U.S.
                              removal               of Amundi Pioneer (since 2008); Executive
                                                    Vice President of Amundi Pioneer
                                                    Institutional Asset Management, Inc. (since
                                                    2009); Portfolio Manager of Amundi Pioneer
                                                    (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 87

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                  Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)    Since 2011. Serves    Vice President and Associate General Counsel  None
Secretary and                 at the discretion of  of Amundi Pioneer since January 2008;
Chief Legal Officer           the Board.            Secretary and Chief Legal Officer of all of
                                                    the Pioneer Funds since June 2010; Assistant
                                                    Secretary of all of the Pioneer Funds from
                                                    September 2003 to May 2010; Vice President
                                                    and Senior Counsel of Amundi Pioneer from
                                                    July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)        Since 2011. Serves    Fund Governance Director of Amundi Pioneer    None
Assistant Secretary           at the discretion of  since December 2006 and Assistant Secretary
                              the Board.            of all the Pioneer Funds since June 2010;
                                                    Manager - Fund Governance of Amundi Pioneer
                                                    from December 2003 to November 2006; and
                                                    Senior Paralegal of Amundi Pioneer from
                                                    January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)             Since 2011. Serves    Senior Counsel of Amundi Pioneer since May    None
Assistant Secretary           at the discretion of  2013 and Assistant Secretary of all the
                              the Board.            Pioneer Funds since June 2010; Counsel of
                                                    Amundi Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)          Since 2011. Serves    Vice President - Fund Treasury of Amundi      None
Treasurer and Chief           at the discretion of  Pioneer; Treasurer of all of the Pioneer
Financial and                 the Board.            Funds since March 2008; Deputy Treasurer of
Accounting Officer                                  Amundi Pioneer from March 2004 to February
                                                    2008; and Assistant Treasurer of all of the
                                                    Pioneer Funds from March 2004 to February
                                                    2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)         Since 2011. Serves    Director - Fund Treasury of Amundi Pioneer;   None
Assistant Treasurer           at the discretion of  and Assistant Treasurer of all of the Pioneer
                              the Board.            Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)            Since 2011. Serves    Fund Accounting Manager - Fund Treasury of    None
Assistant Treasurer           at the discretion of  Amundi Pioneer; and Assistant Treasurer of
                              the Board.            all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)         Since 2011. Serves    Fund Administration Manager - Fund Treasury   None
Assistant Treasurer           at the discretion of  of Amundi Pioneer since November 2008;
                              the Board.            Assistant Treasurer of all of the Pioneer
                                                    Funds since January 2009; Client Service
                                                    Manager - Institutional Investor Services at
                                                    State Street Bank from March 2003 to March
                                                    2007
------------------------------------------------------------------------------------------------------------------------------------

88 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                   Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)         Since 2011. Serves at  Chief Compliance Officer of Amundi Pioneer    None
Chief Compliance Officer     the discretion of the  and of all the Pioneer Funds since March
                             Board.                 2010; Chief Compliance Officer of Amundi
                                                    Pioneer Institutional Asset Management, Inc.
                                                    since January 2012; Chief Compliance Officer
                                                    of Vanderbilt Capital Advisors, LLC since
                                                    July 2012: Director of Adviser and Portfolio
                                                    Compliance at Amundi Pioneer since October
                                                    2005; Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003
                                                    to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)         Since 2011. Serves at  Director - Transfer Agency Compliance of      None
Anti-Money Laundering        the discretion of the  Amundi Pioneer and Anti-Money Laundering
Officer                      Board.                 Officer of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 89

                           This page is for your notes.

90 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

                           This page is for your notes.

                    Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17 91

                           This page is for your notes.

92 Pioneer Multi-Asset Income Fund | Annual Report | 7/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 25962-05-0917

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $70,000 payable to Ernst & Young LLP for the year ended
July 31, 2017 and $91,957 payable to Deloitte & Touche LLP for the year ended July 31, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $16,056
payable to Ernst & Young LLP for the year ended
July 31, 2017 and $17,556 payable to Deloitte & Touche LLP for the year ended July 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended July 31 2017 and 2016, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $16,056 payable to Ernst & Young LLP for the year ended
July 31, 2017 and $17,556 payable to Deloitte & Touche LLP for the year ended July 31, 2016.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date September 29, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date September 29, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date September 29, 2017

* Print the name and title of each signing officer under his or her signature.